UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Definitive Proxy Statement [X ]

Definitive Additional Materials [ ]

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12[ ]

BRAVO MULTINATIONAL INCORPORATED
(Name of Registrant as Specified In Its Charter)

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BRAVO MULTINATIONAL INCORPORATED
590 York Road, Unit 3
Niagara On The Lake, Ontario, L0S 1J0, CANADA
Telephone (716) 803-0621

PROXY STATEMENT
as at August 18, 2016

BRAVO MULTINATIONAL INCORPORATED
590 York Road, Unit 3

Niagara On The Lake, Ontario, L0S 1J0, CANADA
Telephone (716) 803-0621

August 18, 2016

To Our Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of the Stockholders of Bravo Multinational Incorporated, which will be held at 11:00 a.m., Eastern Time, on September 29, 2016, at 30 North Park Road, Thornhill, Ontario, CANADA (the “2016 Annual Meeting”).

At the 2016 Annual Meeting, we will give a current report on our business, comment on matters of interest and respond to your questions.  You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.  In addition, we will introduce attendees to our directors and senior leadership.  A copy of our 2015 Annual Report on Form 10-K/A, including the financial statements, schedules and list of exhibits, is enclosed with this Proxy Statement.

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our Proxy Materials over the Internet.  Accordingly, our stockholders who held our shares as of the close of business on August 1, 2016, the “Record Date” for the 2016 Annual Meeting, will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) describing how to access our Proxy Materials over the Internet on a website referred to in the Notice of Internet Availability or request to receive a printed or emailed set of Proxy Materials.  These Proxy Materials will be available free of charge.

Whether you own few or many shares of stock, it is important that your shares be represented and voted at the 2016 Annual Meeting.  Stockholders can vote their shares by telephone or on the Internet.  Instructions for using these convenient services are provided in the Proxy Statement.  You also can vote your shares by requesting a paper proxy card and completing, signing and returning it by mail.  The individuals named in the proxy card are our chairman and one of our directors.  A stockholder wishing to appoint some other person (who needs not be a stockholder of Bravo Multinational Incorporated) to represent him at the meeting has the right to do so, either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy.  If you decide to attend the meeting, you will be able to vote in person, even if you previously have voted by another means.

If you are unable to attend the 2016 Annual Meeting, it is important that you timely vote your shares in advance, using one of the procedures mentioned above and as more fully described in the Proxy Statement.  If you have any questions or need assistance in voting your shares, please call our corporate secretary, Mr. Richard Kaiser at (716) 803-0621, or email him at info@bravomultinational.com, or contact him by mail at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452.

We look forward to your participation in the 2016 Annual Meeting.

Very truly yours,

/s/

Paul Parliament,

Chairman and Chief Executive Officer

i

BRAVO MULTINATIONAL INCORPORATED
590 York Road, Unit 3
Niagara On The Lake, Ontario, L0S 1J0, CANADA
Telephone (716) 803-0621

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 2016

To the Stockholders of Bravo Multinational Incorporated:

Notice is hereby given that the 2016 Annual Meeting of the Stockholders of Bravo Multinational Incorporated (sometimes “Bravo”) will be held at 11:00 a.m., Eastern Time, on September 29, 2016, at 30 North Park Road, Thornhill, Ontario, CANADA (the “2016 Annual Meeting”), for the following purposes:

1.

To elect three persons as directors to our board of directors as described in the attached Proxy Statement (Proposal 1);

2.

To ratify the amendment and restatement of our bylaws adopted by our directors and stockholders on September 25, 2015, as described in the attached Proxy Statement (Proposal 2);

3.

To ratify the amendment and restatement of our certificate of incorporation adopted by our directors and stockholders on September 25, 2015, and filed with the Secretary of State of Delaware on September 25, 2015, and as submitted to our directors on July 20, 2016, for ratification by our stockholders, as described in the attached Proxy Statement (Proposal 3);

4.

To ratify the Bravo Multinational Incorporated Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016, adopted by our directors on March 18, 2016, and amended on March 21, 2016 (the “2016 Plan”), with 50,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan, as described in the attached Proxy Statement (Proposal 4);

5.

To ratify the selection of Scrudato & Co. CPA as our independent registered public accounting firm for the fiscal year ended December 31, 2016, , as described in the attached Proxy Statement (Proposal 5); and

6.

To transact such other business as may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on August 1, 2016, as the Record Date for the determination of stockholders entitled to notice of and to vote at the 2016 Annual Meeting.  A list of the stockholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at Bravo’s executive offices located at 590 York Road, Unit 3, Niagara On The Lake, Ontario, L0S 1J0, CANADA.

If you would like to vote at the 2016 Annual Meeting, you must bring a form of personal identification. If your shares are held by a broker, bank or other nominee, you also must bring a letter from the nominee confirming your beneficial ownership of such shares and, if you intend to vote the shares, a proxy permitting you to vote the shares.

By Order of the Board of Directors,

/s/ Paul Parliament,

Chairman and Chief Executive Officer

Niagara On The Lake, Ontario

August 18, 2016

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IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE 2016 ANNUAL MEETING.  YOU CAN SUBMIT A PROXY BY TELEPHONE OR THE INTERNET.  ALTERNATIVELY, YOU MAY REQUEST A PAPER PROXY CARD, WHICH YOU MAY COMPLETE, SIGN AND RETURN BY MAIL.

iii

BRAVO MULTINATIONAL INCORPORATED

590 York Road, Unit 3
Niagara On The Lake, Ontario, L0S 1J0, CANADA
Telephone (716) 803-0621

________________

PROXY STATEMENT

________________

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 29, 2016

________________

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying Proxy Materials are furnished in connection with the solicitation of proxies by the board of directors of Bravo Multinational Incorporated (sometimes “Bravo,” “our” or “we”), a Delaware corporation, to be voted at the 2016 annual meeting of stockholders to be held at 11:00 a.m., Eastern Time, on September 29, 2016, at 30 North Park Road, Thornhill, Ontario, CANADA, and at any and all adjournments thereof (the “2016 Annual Meeting”).

Our website is located at www.bravomultinational.com.  References to our website in this Proxy Statement are inactive textual references only and the contents of our website are not incorporated by reference into this Proxy Statement for any purpose.

In accordance with the rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our Proxy Materials to each stockholder, we are furnishing Proxy Materials to our stockholders via the Internet.  If you received a “Notice of Internet Availability,” you will not receive a printed copy of the Proxy Materials unless you specifically request a printed copy.  Instead, the Notice of Internet Availability will instruct you how to access and review all of the important information contained in the Proxy Materials.  The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.  If you would like to receive a printed or emailed copy of our Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

The Notice of Internet Availability is first being sent to stockholders on or about August 18, 2016.  Also on or about August 18, 2016, we will first make available to our stockholders this Proxy Statement and the form of proxy relating to the 2016 Annual Meeting, as well as our Annual Report on Form 10-K/A for the year ended December 31, 2015, filed with the Securities and Exchange Commission on April 28, 2016, which we refer to in this Proxy Statement as the “2015 Annual Report.”

Proxy Solicitation and Costs

Bravo will pay the expenses of the solicitation of proxies by our board of directors.  Proxies can be solicited on our behalf by directors, officers or employees, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission.  Solicitation of proxies by mail is expected to commence on August 18, 2016.  We have hired Broadridge Financial Solutions, Inc., to distribute and solicit proxies.  We will pay Broadridge Financial Solutions, Inc. a fee of approximately $2,500.00, plus reasonable out-of-pocket expenses, for its services.

Brokers, banks, trustees and other nominees will be requested to make available proxy-soliciting material to the owners of common stock held in their names and, as required by law, Bravo will reimburse them for their reasonable out-of-pocket expenses for this service.

Dissenters’ Right of Appraisal

No action will be taken in connection with the proposals by our board of directors or the voting stockholders for which Delaware law, our certificate of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

How Proxies Work

Bravo’s board of directors is asking for your proxy.  Giving us your proxy means that you authorize us to vote your shares at the 2016 Annual Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the board of directors in this Proxy Statement.  You can vote for the director nominees or withhold your vote for one or all nominees.  You also can vote for or against the other proposals or abstain from voting.  If you request a proxy card, and return your signed proxy card, but do not give voting instructions, the shares represented by that proxy will be voted “FOR” each proposal as recommended by the board of directors.  The individuals named in the proxy card are our chairman and one of our directors.  A stockholder wishing to appoint some other person (who needs not be a stockholder of Bravo Multinational Incorporated) to represent him at the meeting has the right to do so, either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy.

Stockholders Entitled To Vote

Stockholders of record at the close of business on August 1, 2016 (the “Record Date”), are entitled to notice of and to vote at the 2016 Annual Meeting and at any adjournments thereof.  On the Record Date, our authorized capital stock consisted of 1,000,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share.  Each share of the common stock is entitled to one vote on each matter properly brought before the 2016 Annual Meeting.  In addition, the holders of our Series A preferred stock have the voting rights as discussed below.

As of the Record Date, 371,300,924 shares of our common stock were outstanding, fully paid and non-assessable.  Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.  In addition, as of the Record Date, 5,000,000 shares of the Series A preferred stock of Bravo were issued and outstanding.  Pursuant to our Certificate of Designation establishing the Series A preferred stock, a holder of shares of the Series A preferred stock is entitled to the number of votes of the holders of common stock equal to the number of shares of the Series A preferred stock held by such holder multiplied by 100 on all matters submitted to a vote of our stockholders.  Therefore, the holders of our Series A preferred stock have the power to vote 500,000,000 shares of our common stock, which is more than the total outstanding shares of our common stock as of the Record Date.

This summary of the voting rights of our Series A preferred stock is, however, qualified in its entirety by and subject to the more complete information set forth in our Certificate of Designation establishing the Series A preferred stock filed with the Secretary of State of Delaware on March 24, 2015, a copy of which is attached hereto as Annex A.  You may obtain a copy of our Certificate of Designation establishing the Series A preferred stock by accessing this Proxy Statement as filed with the Securities and Exchange Commission on the Internet at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (757) 306-6090, or email him at info@bravomultinational.com.

The following controlling stockholders (the “controlling stockholders”) hold 183,936,299 shares of our common stock and 5,000,000 shares of our Series A preferred stock:

Name (1)	Number of Preferred Shares Held (2)	Number of Common Shares Held (2)
Paul Parliament (3)	1,500,000	37,742,873
Martin Wolfe (4)	1,500,000	5,657,841
Douglas Brooks (5)	500,000	16,432,682
Rich Kaiser (6)	750,000	5,132,525
Julios Kosta (7)	500,000	45,113,843
Jack Frydman (8) Bravo Gaming Corporation (9)	250,000 -0-	23,856,535 50,000,000
Total Voting Rights	500,000,000	183,936,299

__________

(1)

Unless otherwise indicated, the address for each of these stockholders is c/o Bravo Multinational Incorporated, 590 York Road, Unit 3, Niagara On The Lake, Ontario, L0S 1J0, CANADA. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock or preferred stock which he beneficially owns.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  As of August 1, 2016, there were outstanding 371,300,924 shares of our common stock.  As of August 1, 2016, we have 5,000,000 shares of the Series A preferred stock issued and outstanding.  Each share of the Series A preferred stock has voting rights equal to 100 shares of our common stock.  Further, each share of the Series A preferred stock may be converted into 10 shares of our common stock.  However, there are restrictions on the conversion rights of the Series A preferred stock as stated elsewhere in this Proxy Statement.  See Annex A attached to this Proxy Statement.

(3)

Mr. Parliament is our chairman of the board of the directors, chief executive officer, president and a director.

(4)

Mr. Wolfe is our chief financial officer, principal accounting officer, treasurer, and a director.  Pursuant an Assignment of Voting Rights dated December 31, 2015, Jack Frydman assigned to Martin Wolfe all voting rights possessed by Mr. Frydman in the 250,000 shares of the Series A preferred stock of Bravo Multinational Incorporated owned by Mr. Frydman.  See Footnote 8, below.  Mr. Wolfe has declined to stand for reelection as a director, due to personal reasons.

(5)

Mr. Brooks is our vice president and a director.

(6)

Mr. Kaiser is our corporate secretary and corporate governance officer, and a nominee for director.

(7)

Mr. Kosta is a stockholder.

(8)

Mr. Frydman is a stockholder.  Pursuant an Assignment of Voting Rights dated December 31, 2015, Jack Frydman assigned to Martin Wolfe all voting rights possessed by Mr. Frydman in the 250,000 shares of the Series A preferred stock of Bravo Multinational Incorporated owned by Mr. Frydman.  You may obtain a copy of Assignment of Voting Rights by accessing this Proxy Statement as filed with the Securities and Exchange Commission on the Internet at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (757) 306-6090, or email him at info@bravomultinational.com.

(9)

Bravo Gaming Corporation, a Nevada corporation, is our wholly-owned subsidiary.

Therefore, the controlling stockholders will have the power to vote 683,936,299 shares of our common stock, which number exceeds the majority of the 371,300,924 issued and outstanding shares of the common stock on the Record Date.  The controlling stockholders will vote in favor of the above described proposals, and will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Most of our stockholders hold their shares through a stockbroker, bank, trustee or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those beneficially owned in street name:

•

Stockholder of Record: If your shares are registered directly in your name with Bravo’s transfer agent, Transfer Online, Inc., you are considered the stockholder of record of those shares and these Proxy Materials are being made available directly to you by Bravo.  As the stockholder of record, you have the right to vote in person at the 2016 Annual Meeting, or the right to grant your voting proxy directly to the individuals named in the proxy card, if one is requested, who are our chairman and one of our directors.  A stockholder wishing to appoint some other person (who needs not be a stockholder of Bravo Multinational Incorporated) to represent him at the meeting has the right to do so, either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy.

•

Beneficial Owner of Shares Held in Street Name: If your shares are held in a brokerage account through a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name and these Proxy Materials are being made available to you through your bank, broker, trustee or nominee.  As the beneficial owner of shares held in street name, you have the right to direct your bank, broker, trustee, or nominee on how to vote and are also invited to attend the 2016 Annual Meeting.  Your bank, broker, trustee or nominee is obligated to provide you with voting instructions for use in instructing the bank, broker, trustee or nominee how to vote these shares.  However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you have obtained a legal proxy from your bank, broker, trustee or nominee entitling you to vote your shares at the 2016 Annual Meeting.

How to Vote

You can vote in person at the 2016 Annual Meeting or by proxy.  We recommend that you submit a proxy even if you plan to attend the 2016 Annual Meeting.  You can revoke your proxy and change your vote at the 2016 Annual Meeting in one of the ways described below.  All shares represented by proxies that have been properly voted and not revoked will be voted at the 2016 Annual Meeting.

We are offering stockholders four methods of voting:

•

You may vote over the Internet.

•

You may vote by telephone.

•

If you are a registered holder of our shares, you may request a paper proxy card from us, and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the prepaid envelope accompanying the paper proxy card.  As the stockholder of record, you have the right to vote in person at the 2016 Annual Meeting, or the right to grant your voting proxy directly to the individuals named in the proxy card, if one is requested, who are our chairman and one of our directors.  A stockholder wishing to appoint some other person (who needs not be a stockholder of Bravo Multinational Incorporated) to represent him at the meeting has the right to do so, either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy.

•

You may vote in person at the 2016 Annual Meeting.  If you attend the 2016 Annual Meeting, you will be able to vote your shares, even if you already voted by Internet, telephone, or mail.  However, if you are the beneficial owner of shares held in street name, you must obtain a proxy, executed in your favor, from the bank, broker, trustee or other nominee to be able to vote in person at the 2016 Annual Meeting.

If you cannot attend the 2016 Annual Meeting, it is important that you vote your shares in advance of the 2016 Annual Meeting, using one of the procedures described above.

Revoking a Proxy

You can revoke your proxy, whether it was given by the Internet, telephone or mail, before it is voted by:

•

Submitting a new proxy with a later date, including a proxy given via the Internet or by telephone;

•

Providing written notice to Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (757) 306-6090, or email him at info@bravomultinational.com before or at the 2016 Annual Meeting prior to the voting on any proposal, if you are a registered holder of our shares; or

•

Voting by ballot at the 2016 Annual Meeting.

The last vote you submit chronologically (by any means) will supersede your prior vote(s).  Your attendance at the 2016 Annual Meeting will not, by itself, revoke your proxy.

Quorum

In order to transact business at the 2016 Annual Meeting, we must have a quorum.  This means that at least a majority of the issued and outstanding shares entitled to vote must be represented at the 2016 Annual Meeting, either by proxy or in person.  Abstentions and broker non-votes (which are described below) are counted as present and entitled to vote for purposes of determining a quorum.  Treasury shares, which are shares owned by Bravo itself, are not voted and do not count towards establishing a quorum.  If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Votes Needed

The director nominees who receive the most votes at the meeting will be elected to fill the seats on Bravo’s board of directors.  Approval of the other proposals requires the favorable vote of a majority of the votes cast.  Only votes for or against a proposal count as votes cast.  Abstentions and broker non-votes (which are described below) are not counted as votes cast and, therefore, will have no effect on the outcome of the matters to be voted on at the annual meeting.  Votes will be tabulated by an independent inspector of elections appointed for the 2016 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.  The preliminary voting results will be announced at the meeting.  The final voting results will be tallied by the inspector of elections and reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission within four business days after the 2016 Annual Meeting.

Broker Non-Votes

If you are a beneficial owner of shares held in street name and do not give voting instructions to your bank or brokerage firm, your bank or brokerage firm will be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items.  The ratification of the appointment of our independent registered public accounting firm (Proposal 5) is considered to be a discretionary item on which banks and brokerage firms may vote.  The election of directors (Proposal 1), the vote to ratify the amendment and restatement of our bylaws adopted by our directors and stockholders on September 25, 2015, as described in the attached Proxy Statement (Proposal 2), the vote to ratify the amendment and restatement of our certificate of incorporation adopted by our directors and stockholders on September 25, 2015, and filed with the Secretary of State of Delaware on September 25, 2015, and as submitted to our directors for ratification by our stockholders, as described in the attached Proxy Statement (Proposal 3), and the vote to ratify the Bravo Multinational Incorporated Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016, adopted by our directors on March 18, 2016, and amended on March 21, 2016 (the “2016 Plan”), with 50,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan, as described in the attached Proxy Statement (Proposal 4) are non-discretionary items on which your bank or brokerage firm may not vote without voting instructions from you.  In the case of these non-discretionary items for which your bank or brokerage firm does not have voting instructions, the bank or brokerage firm is required to indicate on its proxy that it does not have discretionary authority to vote on these matters, and your shares will be treated as “broker non-votes” with respect to these proposals.

Conduct of the 2016 Annual Meeting

Under our Amended and Restated By-Laws, the chairman of our board of directors may adopt rules and procedures that he believes are appropriate to ensure that the 2016 Annual Meeting is conducted properly.

Voting on Other Matters

If other matters are properly presented at the 2016 Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  As of the date of this Proxy Statement, we do not know of any other matters to be raised at the 2016 Annual Meeting and the dates by which other matters to be voted on at the 2016 Annual Meeting must have been submitted by our stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or our Amended and Restated By-Laws have passed.

Householding of Annual Meeting Materials

Some stockholders may be participating in the practice of “householding” proxy statements, annual reports, and the Notice of Internet Availability.  This means that only one copy of such documents may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of the Notice of Internet Availability, Proxy Statement or 2015 Annual Report if you may contact Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.  If you want to receive separate copies of the Notice of Internet Availability, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

ELECTION OF DIRECTORS
(PROPOSAL 1)

Three directors are to be elected at the 2016 Annual Meeting to hold office until their successors are elected.  The board of directors is composed of three directors.  At each annual meeting of stockholders, directors will be elected to hold office until their successors are elected.  There are no family relationships among any of the directors, director nominees or the executive officers of Bravo.

The board of directors has nominated Paul Parliament, Douglas Brooks, and Richard Kaiser to be elected at the 2016 Annual Meeting.  Martin Wolfe, one of our current directors does not wish to stand for reelection due to personal reasons.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above.  If, however, any of the proposed directors are unable to serve, or for good cause decline to serve at the time of the 2016 Annual Meeting, the proxy may be voted for a substitute nominee designated by the board of directors to fill the vacancy.  Each person nominated for election has agreed to serve if elected, and Bravo has no reason to believe that any of the nominees for election will not be available to serve his prescribed term.

The name of each current director and the nominees for election as directors and certain background information about such persons as of the date hereof is set forth below.

Vote Required

The affirmative vote of a plurality of the votes cast at the 2016 Annual Meeting is required to elect the three nominees as directors.  This means that the three nominees will be elected if they receive more affirmative votes than any other person.

The board of directors has unanimously approved the nominees for election as directors at the 2016 Annual Meeting and recommends that the stockholders vote “For” the election of the nominees listed below.

The controlling stockholders will have the power to vote 683,936,299 shares of our common stock, which number exceeds the majority of the 371,300,924 issued and outstanding shares of the common stock on the Record Date.  The controlling stockholders will vote for the election of the nominees listed below.

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Nominees to Serve as Directors

Paul Parliament has been a member of our board since October 31, 2012.  For the past ten years, Mr. Parliament served as president of The Parliament Corporation and six years as President of The Parliament Apartment Corporation, which were companies in the real estate re-development business.  Mr. Parliament has over 28 years as a successful real estate developer, and as president of Marsadi Layne Properties, Inc., The Parliament Corporation, P.D.P Developments, Inc., and The Parliament Apartment Corporation.  Mr. Parliament has knowledge of property acquisitions, corporate finance, planning, permitting, staffing, management, and strategic business planning.

Douglas Brooks has been a member of our board since September 25, 2015.  Mr. Brooks has had a successful career in real estate.  From 1994 to 2000, he was secretary and director of Marsadi Layne Properties Inc., a large real estate property manager and developer in Southern Ontario.  From 1996 to 2015, Mr. Brooks has been president of Rentcom Plus Inc., a privately owned real estate based corporation.  Mr. Brooks has also been involved in corporate business including property management, finance and real estate redevelopment.  He is a Member Broker and Broker of Record for the Real Estate Council of Ontario.

Richard Kaiser, our corporate secretary and corporate governance officer since March 24, 2015, has served as Co-owner of Yes International since July 1991, a full service investor relations and venture capital firm.  He has a Bachelor of Arts degree in International Economics from Oakland University (formerly known as Michigan State University-Honors College).

Executive Officers

The following individuals serve as Bravo’s executive officers as of August 1, 2016:

Name	Age	Position
Paul Parliament	50	Chairman of the Board, Chief Executive Officer, President, and Director
Martin Wolfe	67	Chief Financial Officer, Principal Accounting Officer, and Treasurer, and Director
Douglas Brooks	48	Vice President and Director
Richard Kaiser	50	Secretary and Corporate Governance Officer

The members of our board of directors are subject to change from time to time by the vote of the stockholders at special or annual meetings to elect directors.  Our current board of directors consists of three directors, who have expertise in the business of Bravo Multinational.

The foregoing notwithstanding, except as otherwise provided in any resolution or resolutions of the board, directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, will hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal.

Whenever the holders of any class or classes of stock or any series thereof are entitled to elect one or more directors pursuant to any resolution or resolutions of the board, vacancies and newly created directorships of such class or classes or series thereof may generally be filled by a majority of the directors elected by such class or classes or series then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.  Officers are elected annually by the directors.

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We may employ additional management personnel, as our board of directors deems necessary.  Bravo Multinational has not identified or reached an agreement or understanding with any other individuals to serve in management positions, but does not anticipate any problem in employing qualified staff.

Martin Wolfe is a BA, CA (Chartered Accountant) and CPA (Chartered Professional Accountant) who received his designation in 1980.  Mr. Wolfe has served on the board of Bravo Multinational Incorporated since June 2, 2014, and is currently our chief financial officer.  Mr. Wolfe has over 35 years of experience in both public practice and in industry.  Currently, Mr. Wolfe, in addition to operating as a sole practitioner, provides consulting services to the insolvency and restructuring industry.  Mr. Wolfe has declined to be reelected to our board of directors.

A description of the business experience for Messrs. Parliament, Brooks, and Kaiser is set forth above.

On November 9, 2015, we added Allen Simon, as a Senior Advisor to the Executive Committee of Bravo Multinational Incorporated.  Mr. Simon has no voting privileges with respect to his position.

Committees of the Board

We currently have an Executive Committee of our board of directors which was established on March 24, 2015.  However, we do not currently have an Audit, Executive, Finance, Compensation, or Nominating Committee, or any other committee of the board of directors.  We have adopted a charter for the Executive Committee as well as charters for the other committees, in the event that we elect to implement them.  Copies of the charters for each committee have been previously filed with the Securities and Exchange Commission.  In addition, we have posted copies of the charters for each committee on our website at www.bravomultinational.com.  We will provide to any person without charge, upon request, a copy of the charter for any of our committees.  In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to our committees.  Any such request should be directed to Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (757) 306-6090, or email him at info@bravomultinational.com.  The information contained in our website shall not constitute part of these Proxy Materials.

The responsibilities of these committees are fulfilled by our board of directors and all of our directors participate in such responsibilities, none of whom is “independent” as defined under Rule 4200(a)(15) of the NASD’s listing standards described below, as our financial constraints have made it extremely difficult to attract and retain qualified independent board members.  Since we do not have any of the subject committees, other than our Executive Committee, our entire board of directors participates in all of the considerations with respect to our audit, finance, compensation, and nomination deliberations.

Rule 4200(a)(15) of the NASD’s listing standards defines an “independent director” as a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The following persons shall not be considered independent:

•

A director who is, or at any time during the past three years was, employed by the company;

•

A director who accepted or who has a Family Member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than as an executive officer) of the company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.  Provided, however, that in addition to the requirements contained in this paragraph, audit committee members are also subject to additional, more stringent requirements under Rule 4350(d).

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•

A director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•

A director who is, or has a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed five percent of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•

A director of the issuer who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer serve on the compensation committee of such other entity; or

•

A director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of Bravo’s outside auditor who worked on the company’s audit at any time during any of the past three years.

We hope to add qualified independent members of our board of directors at a later date, depending upon our ability to reach and maintain financial stability.

Executive Committee

In accordance with Article III of our bylaws, our board of directors has established an Executive Committee which consists of members who have been appointed by the board of directors.  The initial chairman of the Executive Committee is Paul Parliament.  Thereafter, the chairman of the Executive Committee shall be appointed by the members of the Executive Committee.  The remaining two members of the Executive Committee are Martin Wolfe, and Douglas Brooks.  The members of the Executive Committee shall serve at the pleasure of the board of directors or until their successors shall be duly designated.  Vacancies in the Executive Committee shall be filled by the board of directors.

During the intervals between the meetings of the board of directors, the Executive Committee shall have and may exercise all of the authority of the board of directors in the management of the business affairs of Bravo to the extent authorized by the resolution providing for the Executive Committee or by subsequent resolution adopted by a majority of the whole board of directors.  This authorization is subject to the limitations imposed by law, the bylaws of Bravo Multinational Incorporated or the board of directors.

During the fiscal year ended December 31, 2015, the Executive Committee held two formal meetings and no meetings where committee actions were taken by written consent.

Audit Committee

The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board when performing the functions of what would generally be performed by an audit committee.  The board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.  At the present time, Paul Parliament, our chief executive officer and Martin Wolfe, our chief financial officer, are considered to be our experts in financial and accounting matters.

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Nominating Committee

Our size and the size of our board, at this time, do not require a separate nominating committee.  When evaluating director nominees, our directors consider the following factors:

•

The appropriate size of our board of directors;

•

Our needs with respect to the particular talents and experience of our directors;

•

The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

•

Experience in political affairs;

•

Experience with accounting rules and practices; and

•

The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Our goal is to assemble a board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board may also consider such other factors as it may deem are in our best interests as well as our stockholders.  In addition, the board identifies nominees by first evaluating the current members of the board willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination.  If any member of the board does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the board are polled for suggestions as to individuals meeting the criteria described above.  The board may also engage in research to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.  The board does not typically consider stockholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

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Finance Committee

Although we currently do not have a Finance Committee, we have adopted a charter which provides that when established it will oversee all areas of corporate finance for Bravo and its subsidiaries, including capital structure, equity and debt financings, capital expenditures, cash management, banking activities and relationships, investments, foreign exchange activities and share repurchase activities.  The Finance Committee will consist of a minimum of three members of the board of directors, the majority of whom shall meet the same independence and experience requirements of the Audit Committee of Bravo and the applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market, the New York Stock Exchange, or any other exchange where the shares of Bravo may be listed or quoted for sale.  The members of the Finance Committee are to be recommended by the Nominating and Corporate Governance Committee and are appointed by and serve at the discretion of the board of directors.

Compensation Committee

Although we currently do not have a Compensation Committee, we have adopted a charter which provides that when established it is to assist the board of directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the board of directors with respect to major compensation plans, policies and programs of Bravo.  The Compensation Committee shall consist of not fewer than two members of the board of directors, with the exact number being determined by the board.  Members of the Compensation Committee shall be appointed from time to time to serve in such capacity by the Board.  Each member shall meet the independence and outside director requirements of applicable tax and securities laws and regulations and stock market rules.

Conflicts of Interest

With respect to transactions involving real or apparent conflicts of interest, we have adopted written policies and procedures, which are contained in our Corporate Governance Principles, and which require that:

•

The fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval;

•

The transaction be approved by a majority of our disinterested outside directors; and

•

The transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

Code of Ethics for Senior Executive Officers and Senior Financial Officers

We have adopted an amended Code of Ethics for Senior Executive Officers and Senior Financial Officers that applies to our president, chief executive officer, chief operating officer, chief financial officer, and all financial officers, including the principal accounting officer.  The code provides as follows:

•

Each officer is responsible for full, fair, accurate, timely and understandable disclosure in all periodic reports and financial disclosures required to be filed by us with the Securities and Exchange Commission or disclosed to our stockholders and/or the public.

•

Each officer shall immediately bring to the attention of the audit committee, or disclosure compliance officer, any material information of which the officer becomes aware that affects the disclosures made by us in our public filings and assist the audit committee or disclosure compliance officer in fulfilling its responsibilities for full, fair, accurate, timely and understandable disclosure in all periodic reports required to be filed with the Securities and Exchange Commission.

•

Each officer shall promptly notify our general counsel, if any, or the president or chief executive officer as well as the audit committee of any information he may have concerning any violation of our Code of Business Conduct or our Code of Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in our financial reporting, disclosures or internal controls.

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•

Each officer shall immediately bring to the attention of our general counsel, if any, the president or the chief executive officer and the audit committee any information he may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to us and the operation of our business, by us or any of our agents.

•

Any waiver of this Code of Ethics for any officer must be approved, if at all, in advance by a majority of the independent directors serving on our board of directors.  Any such waivers granted will be publicly disclosed in accordance with applicable rules, regulations and listing standards.

Code of Business Conduct

We have adopted a Code of Business Conduct, which applies to Bravo and all of our subsidiaries, whereby we expect each employee to use sound judgment to help us maintain appropriate compliance procedures and to carry out our business in compliance with laws and high ethical standards.  Each of our employees is expected to read our Code of Business Conduct and demonstrate personal commitment to the standards set forth in our Code of Business Conduct.  Our officers and other supervising employees are expected to be leaders in demonstrating this personal commitment to the standards outlined in our Code of Business Conduct and recognizing indications of illegal or improper conduct.  All employees are expected to report appropriately any indications of illegal or improper conduct.  An employee who does not comply with the standards set forth in our Code of Business Conduct may be subject to discipline in light of the nature of the violation, including termination of employment.

Copies of our Corporate Governance Principles, our amended Code of Ethics for Senior Executive Officers and Senior Financial Officers, and our Code of Business Conduct have been previously filed with the Securities and Exchange Commission.  In addition, we have posted copies of our Corporate Governance Principles, our amended Code of Ethics for Senior Executive Officers and Senior Financial Officers, and our Code of Business Conduct on our website at www.bravomultinational.com.  We will provide to any person without charge, upon request, a copy of our Corporate Governance Principles, our amended Code of Ethics for Senior Executive Officers and Senior Financial Officers, and our Code of Business Conduct.  In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to our Corporate Governance Principles, our amended Code of Ethics for Senior Executive Officers and Senior Financial Officers, and our Code of Business Conduct.  Any such request should be directed to Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (757) 306-6090, or email him at info@bravomultinational.com.  The information contained in our website shall not constitute part of these Proxy Materials.

Board of Directors Meetings

During the year ended December 31, 2015, our board of directors held four formal meetings and no meetings where board actions were taken by written consent. All of Bravo’s directors attended at least 100% of the aggregate number of the meetings of our board of directors while they were members of our board.

Bravo has encouraged all incumbent directors and the nominee for election as a director to attend the 2016 Annual Meeting.

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Communication with Directors

Stockholders and other interested parties may contact any of our directors by writing to them at Bravo Multinational Incorporated, 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, Attention: Corporate Secretary, telephone (716) 803-0621, or email at info@bravomultinational.com.

Our board has approved a process for handling letters received by us and addressed to any of our directors.  Under that process, our vice president reviews all such correspondence and regularly forwards to the directors a summary of all such correspondence, together with copies of all such correspondence that, in the opinion of our vice president, deal with functions of the board or committees thereof or that he otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that are addressed to members of the board and request copies of such correspondence.

Director Compensation

As a result of the election of Mr. Brooks as a director of Bravo, Mr. Brooks was awarded 2,000,000 shares of our restricted common stock.  Moreover, due to his election as a director, Mr. Brooks made a $100,000 direct investment in Bravo on October 1, 2015, in exchange for a convertible promissory note, providing for conversion rights into shares of our common stock based on Bravo’s common stock price low as of September 23, 2015, which was $0.0212 per share.  You may obtain a copy of the convertible promissory note executed by Bravo at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

At the meeting of the board of directors of Bravo Multinational Incorporated held on September 25, 2015, the board of directors voted that any new director elected to the board of directors of Bravo shall receive $25,000 per year in shares of our common stock registered pursuant to a registration statement on Form S-8 filed with the Securities and Exchange Commission to be paid quarterly.  In addition, any new director shall be required to make a direct investment of not less than $100,000 into Bravo in exchange for a convertible promissory note to be submitted to the board of directors for approval.

The following table provides information relating to compensation of our directors for our fiscal year ended December 31, 2015.  The current directors do not receive compensation for their duties as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul Parliament	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Martin Wolfe	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Douglas Brooks	-0-	-0-	-0-	-0-	-0-	-0-	-0-

RATIFICATION OF THE AMENDMENT AND RESTATEMENT OF OUR BYLAWS
(PROPOSAL 2)

On September 25, 2015, at a Special Meeting of our stockholders, our stockholders approved our amended and restated bylaws, inasmuch as Bravo cannot attract seven directors, without directors’ insurance.  We also changed the provisions in our bylaws to simply the nomination process for our directors.  Previously, on March 24, 2015, our directors approved our amended and restated bylaws to replace the unsuitable and inconsistent provisions with more appropriate provisions.  A summary of our amended and restated bylaws approved on March 24, 2015, and September 25, 2015, is set forth below.  This summary is, however, qualified in its entirety by and subject to the more complete information set forth in our amended and restated bylaws approved on

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September 25, 2015, a copy of which is attached hereto as Annex B.  You may obtain a copy of our amended and restated bylaws approved on September 25, 2015, as well as our bylaws in effect before March 24, 2015, a copy of which is attached hereto as Annex D , and our amended and restated bylaws adopted on March 24, 2015, a copy of which is attached hereto as Annex C , by accessing this Proxy Statement as filed with the Securities and Exchange Commission on the Internet at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (757) 306-6090, or email him at info@bravomultinational.com.

On March 24, 2015, we specifically modified or eliminated provisions contained in Paragraphs 2.13, 3.12, 3.13, and 5.4 of our bylaws in effect before March 24, 2015.  We also modified other provisions using more up-to date language.

Among others, we changed:

•

Paragraph 2.13 to eliminate inconsistent language;

•

Paragraph 3.12 to eliminate the provision that directors could only be removed by our stockholders for cause;

•

Paragraph 3.13 to provide that our chairman of the board is an officer; and

•

Paragraph 5.4 to eliminate the provision that any officer chosen by our board of directors could only be removed by our board of directors.

On September 25, 2015, we specifically modified or eliminated provisions contained in Paragraphs 2.3. 2.4, 2.5, 2.8, and 3.2 of our bylaws in effect before September 25, 2015.  Paragraphs 2.3. 2.4, 2.5, and 2.8 dealt with the stockholder matters, while Paragraph 3.2 changed the language providing in the absence of a resolution by our board of directors in establishing the size of our board of directors, the number of our directors shall be three.

We are asking our stockholders to ratify their vote taken on September 25, 2015, to amend and restate our bylaws.

Vote Required

The affirmative vote of a majority of the total number of shares of our common stock including the voting rights of the Series A preferred stock present in person or represented by proxy at the 2016 Annual Meeting is required to approve the ratification of our amended and restated bylaws on September 25, 2015.  The controlling stockholders will have the power to vote 683,936,299 shares of our common stock, which number exceeds the majority of the 371,300,924 issued and outstanding shares of the common stock on the Record Date.  The controlling stockholders will vote to ratify the vote taken on September 25, 2015, to amend and restate our bylaws.

The board of directors has unanimously approved the ratification of our amended and restated bylaws on September 25, 2015, and recommends that the stockholders vote “FOR” the ratification.

RATIFICATION OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION
(PROPOSAL 3)

On September 25, 2015, at a Special Meetingof our stockholders, our stockholders approved our amended and restated certificate of incorporation, inasmuch as the provisions in our then existing certificate of incorporation contained provisions which were not appropriate for a company who shares are traded in the public market, and replaced the unsuitable provisions with more appropriate provisions.  The amended and restated certificate of incorporation was filed with the Secretary of State of Delaware on September 25, 2015.  Our board of directors, voted to submit to our stockholders the amended and restated certificate of incorporation for ratification at the 2016 Annual Meeting.

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A summary of our amended and restated certificate of incorporation approved on September 25, 2015, and filed with the Secretary of State of Delaware on September 25, 2015, is set forth below.  This summary is, however, qualified in its entirety by and subject to the more complete information set forth in our amended and restated certificate of incorporation, a copy of which is attached hereto as Annex E.  You may obtain a copy of our amended and restated certificate of incorporation approved on September 25, 2015, as well as our certificate of incorporation in effect before September 25, 2015, a copy of which is attached hereto as Annex F, by accessing this Proxy Statement as filed with the Securities and Exchange Commission on the Internet at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

On September 25, 2015, we specifically modified or eliminated provisions contained in our certificate of incorporation in effect before September 25, 2015.

Among others, we changed or eliminated:

•

Article Eleven provided that directors could only be removed for cause and only by the affirmative vote of the holders of at least 80% of the outstanding shares of our common stock.  This provision was eliminated.

•

Article Fourteen prohibited actions by consent of the stockholders.  This provision was eliminated.

On September 25, 2015, there was no change in the capital structure of Bravo Multinational Incorporated.

Vote Required

The affirmative vote of a majority of the total number of shares of our common stock including the voting rights of the Series A preferred stock present in person or represented by proxy at the 2016 Annual Meeting is required to approve the ratification of our amended and restated certificate of incorporation on September 25, 2015.  The controlling stockholders will have the power to vote 683,936,299 shares of our common stock, which number exceeds the majority of the 371,300,924 issued and outstanding shares of the common stock on the Record Date.  The controlling stockholders will vote to ratify the vote taken on September 25, 2015, to amend and restate our certificate of incorporation.

The board of directors has unanimously approved the ratification of our amended and restated certificate of incorporation on September 25, 2015, and recommends that the stockholders vote “FOR” the ratification.

ADOPTION OF EMPLOYEES, OFFICERS, DIRECTORS, AND CONSULTANTS STOCK PLAN FOR THE YEAR 2016
(PROPOSAL 4)

On March 18, 2016, the board of directors adopted the Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016 (the "2016 Plan"), subject to approval by the stockholders at the 2016 Annual Meeting. Likewise, on March 18, 2016, Bravo filed with the SEC a Form S-8 registration statement to register the issuance of the shares to be issued pursuant to the 2016 Plan. The Form S-8 registration statement was amended on March 21, 2016, to include the indemnification provisions contained in our bylaws that were inadvertently omitted from the Form S-8 registration statement filed on March 18, 2016.

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As of the Record Date, 24,182,478 shares of our common stock had been issued under the 2016 Plan.  A summary of the 2016 Plan is set forth below.  This summary is, however, qualified in its entirety by and subject to the more complete information set forth in the 2016 Plan, a copy of which is attached hereto as Annex G.  You may obtain a copy of the 2016 Plan by accessing this Proxy Statement as filed with the Securities and Exchange Commission on the Internet at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

Purposes.  The purpose of the 2016 Plan is to promote the interests of Bravo and its stockholders by attracting and retaining Employees, Directors, and Consultants capable of furthering the future success of Bravo and by aligning their economic interests more closely with those of Bravo's stockholders.

Shares Subject to the 2016 Plan.  The maximum number of shares of our common stock that may be issued under the 2016 Plan is 50,000,000, subject to adjustment in the event of a change in the capitalization or a change in control of Bravo.

Term of the 2016 Plan.  The 2016 Plan was adopted by our board of directors effective March 18, 2016, provided that the stockholders of Bravo must approve the 2016 Plan within 12 months before or after such effective date.  Unless the 2016 Plan is earlier terminated in accordance with its provisions, the 2016 Plan shall expire on March 18, 2026.

Administration of the 2016 Plan.  The 2016 Plan is administered by the compensation committee with full and complete authority to administer the 2016 Plan in all aspects.  All interpretations and constructions of the 2016 Plan by the compensation committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

Eligible Recipient.  Each individual who is an Employee, Director, or Consultant on the Effective Date and each individual who becomes an Employee, Director, or Consultant thereafter during the term of the 2016 Plan shall be a participant (the "Participant") in the 2016 Plan, in each case during such period as such individual remains an Employee, Director, or Consultant of the Company or any of its subsidiaries. Each credit of shares of Bravo stock pursuant to the 2016 Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of Bravo and a Participant, if such an agreement is required by Bravo to assure compliance with all applicable laws and regulations.

Grant of Shares.  Commencing on the Effective Date, the amount of compensation or bonus for service to the Participants shall be payable in shares of the Bravo common stock (the "Stock Award") pursuant to the 2016 Plan. The deemed issuance price of shares of our common stock subject to each Stock Award shall not be less than 85 percent of the Fair Market Value of the common stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the common stock subject to each Stock Award shall be at least 100 percent of the Fair Market Value of the common stock on the date of the grant.

Stockholder Rights.  The certificates for shares delivered to a Participant pursuant to the Stock Award shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

Amendment and Termination.  The board of directors may from time to time make such amendments to the 2016 Plan, as it may deem proper and in the best interest of Bravo without further approval of Bravo’s stockholders, except to the extent required under Delaware law or to qualify transactions under the 2016 Plan for exemption under Rule 16b-3 promulgated under the Exchange Act.  Pursuant to the 2016 Plan, the board of directors may terminate the 2016 Plan at any time by a vote of a majority of the members thereof.

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New Plan Benefits

The total number of shares of our common stock issued under the 2016 Plan as of August 1, 2016, is as follows:

	2016 Stock Plan
Name and Position	Dollar Value ($) (1)	Number of Shares
Paul Parliament	53,369	3,139,327
Martin Wolfe	23,553	1,385,442
Douglas Brooks	42,695	2,511,461
Richard Kaiser	19,354	1,138,460
Norman T. Reynolds	85,000	5,000,000
Vince Caruso	25,500	1,500,000
Stephen Simon	25,500	1,500,000
Allen Simon	10,107	594,533
Jack Frydman	72,657	4,273,928
Julios Kosta	53,369	3,139,327
Total	411,104	24,182,478

__________

(1)

Based on the fair market value of our common stock as of August 1, 2016, per share ($0.017) as reported on the OTCQB.

The compensation committee will not increase the number of shares available for issuance under the 2016 Plan.

Federal Income Tax Consequences

The following is a brief description of the material United States federal income tax consequences under the 2016 Plan.  It is based on existing United Sates laws and regulations, and there can be no assurance that those laws and regulations will not change in the future.  The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside, or all possible tax consequences of the receipt or exercise of stock rights under the 2016 Plan, which consequences may vary depending upon a participant’s individual tax and financial circumstances.

Direct Stock Issuance.  With respect to the receipt of a stock award not subject to any restrictions under the 2016 Plan, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

Limitation on Tax Deductions for Bravo.  Notwithstanding the preceding provisions, no federal income tax deduction is allowed for compensation paid to a “covered employee” in any taxable year of Bravo to the extent that such compensation exceeds $1,000,000.  The $1,000,000 limitation is reduced (but not below zero) by the amount (if any) that would have been included in the compensation of a covered employee for a taxable year but for being disallowed by reason of being a golden parachute payment under Internal Revenue Code §280G.  For this purpose, “covered employees” are generally the chief executive officer of Bravo and the four highest compensated officers of Bravo, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock.  This deduction limitation does not apply to compensation that is commission based compensation, performance based compensation or compensation that would not be includable in an employee’s gross income.

ERISA.  The 2006 Plan is not, and is not intended to be, an employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, as it does not provide either welfare benefits or a deferral of income for periods extending to the termination of employment or retirement.

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Vote Required for Approval

The affirmative vote of a majority of the votes entitled to be cast at the 2016 Annual Meeting is required to approve the 2016 Plan.

The affirmative vote of a majority of the total number of shares of our common stock including the voting rights of the Series A preferred stock present in person or represented by proxy at the 2016 Annual Meeting is required to approve the 2016 Plan.  The controlling stockholders will have the power to vote 683,936,299 shares of our common stock, which number exceeds the majority of the 371,300,924 issued and outstanding shares of the common stock on the Record Date.  The controlling stockholders will vote to approve the 2016 Plan.

The board of directors has unanimously approved the 2016 Plan and recommends that the stockholders vote “FOR” the 2016 Plan.

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 5)

Subject to ratification by our stockholders, our board of directors has appointed Scrudato & Co. CPA to serve as our independent public accounting firm for the fiscal year ended December 31, 2015.  The appointment of Scrudato & Co. CPA was recommended to our board by our board of directors acting as an audit committee.  Scrudato & Co. CPA have served as our independent public accounting firm since November 9, 2015.  Representatives of Scrudato & Co. CPA are not expected to be present at the 2016 Annual Meeting.

Audit Fees

The aggregate fees billed by Scrudato & Co. CPA for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2015, were $14,000 and December 31, 2014, were $14,000.

Audit-Related Fees

The aggregate audit-related fees billed by Scrudato & Co. CPA for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2015, were $14,000 and December 31, 2014, were $14,000.

Tax Fees

The aggregate tax fees billed by Scrudato & Co. CPA for professional services rendered for tax services for the fiscal years ended December 31, 2015, and December 31, 2014, were NIL.

All Other Fees

There were no other fees billed by Scrudato & Co. CPA for professional services rendered during the fiscal years ended December 31, 2015, and December 31, 2014, other than as stated under the captions Audit Fees, Audit-Related Fees, and Tax Fees.

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Audit Committee Pre-Approval Policies and Procedures

The board of directors acting as an audit committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by its independent auditor.  All fiscal 2015 and 2014 services were pre-approved by the audit committee.  The audit committee considers the provision of non-audit services to be compatible with maintaining the independence of Scrudato & Co. CPA.

Changes in Our Certifying Accountant

During the last two fiscal years, we have had no disagreements with our accountants on accounting and financial disclosure.

However, on November 4, 2015, we were notified by our independent certifying accountant, W.T. Uniack & Co. CPAs, P.C. (“Uniack”) that Uniack was resigning as our independent auditor.

Uniack’s reports on Bravo Multinational Incorporated’s financial statements for the years ended December 31, 2014, and December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  Uniack did not prepare a report for 2014 or perform any review of our financial statements for 2015.

The decision to accept the resignation of Uniack was made by our board of directors.

During the two most recent fiscal years and any subsequent interim period through November 4, 2015, there have not been any disagreements between Bravo Multinational Incorporated and Uniack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Uniack, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

On November 9, 2015, Bravo Multinational Incorporated engaged Scrudato & Co. CPA as our independent accountants to report on our balance sheets for the year ended December 31, 2014, and the related combined statements of income, stockholders’ equity and cash flows for the years then ended.  The decision to appoint Scrudato & Co. CPA was approved by Bravo Multinational Incorporated board of directors.

During our two most recent fiscal years and any subsequent interim period prior to the engagement of Scrudato & Co. CPA, neither Bravo Multinational Incorporated nor anyone on our behalf consulted with Scrudato regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to Bravo Multinational Incorporated or oral advice was provided that the new accountant concluded was an important factor considered by Bravo Multinational Incorporated in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Bravo Multinational Incorporated provided Uniack with a copy of the disclosures it made in its Current Report on Form 8-K on November 10, 2015, which Uniack received no later than the day that the disclosures were filed with the Securities and Exchange Commission.  We requested that Uniack furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Bravo Multinational Incorporated in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  Uniack furnished the requested letter and agreed with the disclosure made by Bravo Multinational Incorporated.  A copy of Uniack’s letter was filed with the Securities and Exchange Commission on November 16, 2015.

The financial statements included in the 2015 Annual Report were audited by Scrudato & Co. CPA.

Vote Required

The affirmative vote of a majority of the votes present at the annual meeting in person or by proxy and voting on the proposal is required to approve the ratification of Scrudato & Co. CPA as our independent public accounting firm.

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The board of directors has unanimously approved the appointment of Scrudato & Co. CPA as Bravo’s independent registered public accounting firm and recommends that the stockholders vote “FOR” the ratification of the appointment of Scrudato & Co. CPA as Bravo’s independent registered public accounting firm for the fiscal year ended December 31, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of August 1, 2016, by:

•

Each person who owns beneficially more than five percent of the outstanding shares of our common stock;

•

Each person who owns beneficially more than five percent of the outstanding shares of our preferred stock;

•

Each director;

•

Each named executive officer; and

•

All directors and officers as a group.

	Shares of Common Stock Beneficially Owned (2)		Shares of Preferred Stock Beneficially Owned (2)
Name of Beneficial Owner (1)	Number	Percent	Number	Percent
Paul Parliament (3)	37,742,873	10.17	1,500,000	30
Martin Wolfe (4)	5,657,841	1.52	1,500,000	30
Douglas Brooks (5)	16,432,682	4.43	500,000	10
Richard Kaiser (6)	5,632,525	1.52	750,000	15
All directors and officers as a group (four persons)	65,465,921	17.64	4,250,000	85
Julios Kosta (7)	45,113,843	12.15	500,000	10
Jack Frydman (8)	23,856,535	6.43	250,000	5
Bravo Gaming Corporation (23)	50,000,000	13.47	-0-	-0-
John G. Prosser II (9)	8,000	-0-	-0-	-0-
Allan Breitkreuz (10)	17,569,330	4.73	-0-	-0-
Pierre Quilliam (11), (12), (14), (15), (16), (17), (19), (20), (21), (22)	18,392,304	4.95	-0-	-0-
Denise Quilliam (12)	4,241,896	1.14	-0-	-0-
Thomas C. Ridenour (13)	15,769,690	4.25	-0-	-0-
Christian Quilliam (14)	8,353,030	2.25	-0-	-0-
Ressa Quilliam (15)	700	-0-	-0-	-0-
Pascale Quilliam Tutt (16)	3,975,700	1.07	-0-	-0-
New Vision Financial, Ltd. (17)	3,000,000	0.81	-0-	-0-
Candice J. Renee (18)	10,000,000	2.69	-0-	-0-
Q-Prompt Florida (19)	1,000,000	0.28	-0-	-0-
Q-Prompt Ontario (20)	2,000,000	0.55	-0-	-0-
Bisell Investments, Inc. (Bahamas) (21)	2,020,000	0.55	-0-	-0-
Bisell Investments, Inc. (Florida) (22)	4,000,000	1.08	-0-	-0-

________

(1)

Unless otherwise indicated, the address for each of these stockholders is c/o Bravo Multinational Incorporated Co., at 590 York Road, Unit 3, Niagara On The Lake, Ontario, L0S 1J0, CANADA. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock or preferred stock which he beneficially owns.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  As of August 1, 2016, there were outstanding 371,300,924 shares of our common stock.  As of August 1, 2016, we have 5,000,000 shares of the Series A preferred stock issued.  Each share of the Series A preferred stock has voting rights equal to 100 shares of our common stock.  Further, each share of the Series A preferred stock may be converted into 10 shares of our common stock.  However, there are restrictions on the conversion rights of the Series A preferred stock as stated elsewhere in this Proxy Statement.  Taken together, the holders of the Series A

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preferred stock have voting rights equal to 500,000,000 shares of our common stock, which number exceeds our outstanding shares of common stock on August 1, 2016.  As of August 1, 2016, none of the Series A preferred stock has been converted into shares of our common stock.  As a result of their ownership of 5,000,000 shares of our Series A preferred stock and 183,936,299 shares of our common stock in the aggregate, Messrs. Parliament, Brooks, Wolfe, Kaiser, Kosta, and Frydman, and Bravo Gaming Corporation, the “controlling stockholders,” have voting control over 683,936,299 shares of our common stock, which number exceeds our outstanding shares of common stock on August 1, 2016.  Therefore, the controlling stockholders, as a group, have voting control over all matters which may be acted upon by our stockholders.  There are no voting agreements among the controlling stockholders, other than the voting agreement between Messrs. Wolfe and Frydman discussed below.

(3)

Mr. Parliament is our chairman of the board of the directors, chief executive officer, president and a director.

(4)

Mr. Wolfe is our chief financial officer, principal accounting officer, treasurer, and a director.  Mr. Wolfe has declined to stand for reelection as director due to personal reasons.

(5)

Mr. Brooks is our vice president and a director.

(6)

Mr. Kaiser is our secretary and corporate governance officer, and a nominee for director.

(7)

Mr. Kosta had a Consulting Agreement with Bravo Multinational Incorporated.

(8)

Mr. Frydman had a Consulting Agreement with Bravo Multinational Incorporated.

(9)

Mr. Prosser was the former chairman of our board of directors.  Mr. Prosser owns 8,000 shares of our common stock which are registered in the name of CEDE & Co.

(10)

Mr. Breitkreuz was our former chief operating officer and a former director.

(11)

Mr. Pierre Quilliam was our former chairman of the board of directors, chief executive officer, and president, and a former director.  Mr. Pierre Quilliam and Mrs. Denise Quilliam are married.  Although technically, under the rules of the Securities and Exchange Commission, the shares of our common stock owned by Mr. and Mrs. Christian Quilliam and Mrs. Pascale Quilliam Tutt, are not controlled by Mr. and Mrs. Pierre Quilliam, footnotes (14), (15), and (16), in the past all of the shares described in the referenced footnotes have been voted as dictated by Pierre Quilliam.  Consequently, we regard the owners of the shares described in footnotes (14), (15), and (16) as affiliates of Pierre Quilliam.  Therefore, taken together, the shares described in the referenced footnotes along with the shares described in footnotes (12), (18), (19), (20), (21), (22), and (23), provide Pierre Quilliam with voting control over 58,983,630 shares of our common stock, which number represents 22.76% of our outstanding shares of common stock.

(12)

Mrs. Denise Quilliam was our former corporate secretary and a former director.  Mrs. Denise Quilliam and Mr. Pierre Quilliam are married.

(13)

Mr. Ridenour was our former chief financial officer and a former director.

(14)

Mr. Christian Quilliam was one of our former officers.  Mr. Christian Quilliam is the son of Mr. and Mrs. Pierre Quilliam.

(15)

Mrs. Ressa Quilliam is the wife of Mr. Christian Quilliam.

(16)

Mrs. Tutt was one of our former vice presidents.  Mrs. Tutt is the daughter of Mr. and Mrs. Pierre Quilliam.

(17)

New Vision Financial, Ltd., a Seychelles corporation, controlled by Pierre Quilliam, our former chairman of the board of directors, chief executive officer, and president, and a former director.

(18)

Ms. Renee is an affiliate of Pierre Quilliam, our former chairman of the board of the directors, chief executive officer, and president, and a former director.

(19)

Q-Prompt, a Florida corporation, controlled by Christian Quilliam, one of our former officers.  Mr. Christian Quilliam is the son of Mr. and Mrs. Pierre Quilliam.

(20)

Q-Prompt, an Ontario corporation, controlled by Christian Quilliam, one of our former officers.  Mr. Christian Quilliam is the son of Mr. and Mrs. Pierre Quilliam.

(21)

Bisell Investments, Inc. (Bahamas) a Bahamas corporation, controlled by Pierre Quilliam, our former chairman of the board of directors, chief executive officer, and president, and a former director.

(22)

Bisell Investments, Inc. (Florida) a Florida corporation, controlled by Pierre Quilliam, our former chairman of the board of directors, chief executive officer, and president, and a former director.

(23)

Bravo Gaming Corporation, a Nevada corporation, is our wholly-owned subsidiary.

Pursuant an Assignment of Voting Rights dated December 31, 2015, Jack Frydman assigned to Martin Wolfe all voting rights possessed by Mr. Frydman in the 250,000 shares of the Series A preferred stock of Bravo Multinational Incorporated owned by Mr. Frydman.  You may obtain a copy of Assignment of Voting Rights by accessing this Proxy Statement as filed with the Securities and Exchange Commission on the Internet at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

As of the date of this Proxy Statement, management has undertaken a review of the issuance of shares of our common stock prior to September 25, 2015, to determine if any of the shares were issued without proper authorization of inadequate consideration.  Once our examination has been completed the above table of stockholders may be modified.

As a result of the common stock and preferred stock ownership by Messrs. Parliament, Brooks, Wolfe, Kaiser, Kosta, and Frydman, and Bravo Gaming Corporation, the “controlling stockholders” herein, they will be able to control all matters requiring stockholder approval including the election of directors, merger or consolidation.  This concentration of ownership may delay, deter or prevent acts which could reduce the market price of our common stock.

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Consulting Agreements

During the fiscal years ended December 31, 2015, and December 31, 2014, we executed consulting agreements with the following:

•

Consulting Agreement dated as of October 1, 2014, between Yes International and Bravo Multinational Incorporated with respect to investor relations, consulting, press services and edgar filing services.

•

Consulting Agreement dated as of October 1, 2015, between Vincent Caruso and Bravo Multinational Incorporated with respect to advice on marketing and business development on a non-exclusive basis.

•

Consulting Agreement dated as of October 1, 2015, between Stephen Simon and Bravo Multinational Incorporated with respect to advice on marketing and business development on a non-exclusive basis.

•

Consulting Agreement dated July 23, 2015, between Delaney Equity Group, LLC and Bravo Multinational Incorporated with respect to efforts to advise  Bravo Multinational Incorporated and/or any of its projects, or otherwise arrange for Bravo Multinational Incorporated to receive capital on terms and conditions acceptable to Bravo Multinational Incorporated, through any legal means, whether equity, debt or any combination  thereof.  Delaney Equity Group, LLC shall receive a combination of cash, warrants for the purchase of shares of our common stock, and shares of our common stock as described in the agreement.

•

Consulting Agreement dated November 9, 2015, between FMW Media Works Corp. and Bravo Multinational Incorporated with respect to advice as will assist in maximizing the effectiveness of Bravo Multinational Incorporated’s business model both relative to its business model and to its present and contemplated capital structure.

•

On October 1, 2015, we executed a Mutual Release with Jack Frydman in connection with the termination of a Consulting Agreement dated October 1, 2013.  Pursuant to the Mutual Release we acknowledged that Mr. Frydman had received 12,500,000 shares of our restricted common stock as a final payment for all services under the Consulting Agreement dated October 1, 2013.

•

On October 1, 2015, we executed a Mutual Release with Julios Kosta in connection with the termination of a Consulting Agreement dated October 1, 2013.  Pursuant to the Mutual Release we acknowledged that Mr. Kosta had received 16,000,000 shares of our restricted common stock as a final payment for all services under the Consulting Agreement dated October 1, 2013.

You may obtain copies of the above described Consulting Agreements and Mutual Releases by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

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Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•

The operation of which may at a subsequent date result in a change in control of Bravo Multinational Incorporated; or

•

With respect to the election of directors or other matters.

However, inasmuch as Bravo Gaming Corporation is our wholly-owned subsidiary, we have the right and power to vote all 50,000,000 shares of our common stock owned by Bravo Gaming Corporation.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

At present, Bravo Multinational has four executive officers.  Beginning in March 2015, the compensation program for our executives consists of three key elements:

•

A base salary;

•

Additional compensation; and

•

Periodic grants and/or options of our common stock.

Base Salary.  Our executive officers receive compensation based on such factors as competitive industry salaries, a subjective assessment of the contribution and experience of the officer, and the specific recommendation by our board of directors.

Additional Compensation.  Each of our officers receives additional compensation as provided in the officer’s employment agreement.  All payments to officers must be approved by our board of directors or compensation committee based on the individual officer’s performance and company performance.

Stock Incentive.  Stock grants and options are awarded to executive officers based on their positions and individual performance.  Stock grants and options provide incentive for the creation of stockholder value over the long term and aid significantly in the recruitment and retention of executive officers.  The board of directors or compensation committee considers the recommendations of the chief executive officer for stock grants and options to executive officers (other than the chief executive officer) and approves, disapproves or modifies such recommendation.  Stock grants and options for our executive officers will be recommended and approved by our board of directors.

Summary Compensation Table

The following table sets forth compensation for our named executive officers for the two completed fiscal years ended December 31, 2015, and December 31, 2014:

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
P. Quilliam (1)	2014	-0-	-0-	676,987	-0-	-0-	-0-	100	677,087
	2015	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
A. Breitkreuz (2)	2014	-0-	-0-	885,902	-0-	-0--	-0-	-0-	885,902
	2015	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
C. Quilliam (3)	2014	-0-	-0-	718,025	-0-	-0-	-0-	4,100	722,125
	2013	187,500	-0-	161,250	-0-	-0-	-0-	94,313	443,063
T. Ridenour (4)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2013	187,500	-0-	161,250	-0-	-0-	-0-	105,563	454,313
P. Parliament (5)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2015	-0-	-0-	132,812	-0-	-0-	-0-	-0-	132,812
M. Wolfe (6)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2015	31,500	-0-	57,042_	-0-	-0-	-0-	-0-	88,542
D. Brooks (7)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2015	-0-	-0-	32,500	-0-	-0-	-0-	-0-	32,500
R. Kaiser (8)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2015	31,500	-0-	33,645	-0-	-0-	-0-	-0-	65,145

__________

(1)

Mr. Pierre Quilliam was our former chairman of the board of directors, chief executive officer, and president, and a former director.

(2)

Mr. Allen Breitkreuz was our former chief operating officer and a former director.

(3)

Mr. Christian Quilliam was one of our former officers.  Mr. Christian Quilliam is the son of Mr. Pierre Quilliam.

(4)

Mr. Thomas C Ridenour was our former chief financial officer and a former director.

(5)

Mr. Parliament is our chief executive officer, president, and chairman of the board.

(6)

Mr. Wolfe is our chief financial officer, and director.  Mr. Wolfe will not stand for reelection as a director.

(7)

Mr. Brooks is our vice president and director

(8)

Mr. Kaiser is our corporate secretary and governance officer, and a nominee for director..

•

Mr. Pierre Quilliam’s compensation was determined, using industry standard comparable computations.

•

Mr. Allen Breitkreuz’ compensation was determined, using industry standard comparable computations.

•

Mr. Christian Quilliam’s compensation was determined, using standard comparable computations.

•

Mr. Thomas C. Ridenour’s compensation was determined, using standard comparable computations.

All 2015 current executive compensation has been calculated using standard comparable computations then adjusted to reflect the reasonable current economic condition of Bravo Multinational Incorporated; please note the extreme decrease in wages for the current management in comparison to the previous management.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Agreements

As of August 1, 2016, Bravo Multinational Incorporated has employment agreements with Paul Parliament, our chairman of the board of directors, chief executive officer, and president, Martin Wolfe, our chief financial officer, principal accounting officer, and treasurer, Douglas Brooks, our Vice- President, and Richard Kaiser, our Secretary and Corporate Governance Officer.

Paul Parliament Employment Agreement.  On March 24, 2015, Bravo Multinational Incorporated and Paul Parliament executed an employment agreement, which provides for a term of two years, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in S-8 shares of Bravo common stock on the 1st day of each month during the term of Mr. Parliament’s employment, pro rated for any partial employment period.  Mr. Parliament is to devote full time hours per week of his time and attention to the performance of his duties of Bravo Multinational Incorporated.

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In addition to the base compensation, Mr. Parliament shall be entitled to receive additional compensation of $108,000 per year, payable in equal monthly installments of $9,000 paid in S-8 shares of our common stock on the 1st day of each month during the term of Mr. Parliament’s employment, pro rated for any partial employment period.

Douglas Brooks Employment Agreement.  On September 25, 2015, Bravo Multinational Incorporated and Douglas Brooks executed an employment agreement, which provides for a term of two years, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in the S-8 shares of Bravo common stock on the 1st day of each month during the term of Mr. Brooks’ employment, pro rated for any partial employment period.  Mr. Brooks is to devote part of his time and attention to the performance of his duties of Bravo.

In addition to the base compensation, Mr. Brooks shall be entitled to receive additional compensation of $78,000 per year, payable in equal monthly installments of $6,500 paid in S-8 shares of our common stock on the 1st day of each month during the term of Mr. Brooks’ employment, pro rated for any partial employment period.

Martin Wolfe Employment Agreement.  On March 24, 2015, Bravo Multinational Incorporated and Martin Wolfe executed an employment agreement, which provides for a term of one year, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in S-8 shares of Bravo common stock on the 1st day of each month during the term of Mr. Wolfe’s employment, pro rated for any partial employment period.  Mr. Wolfe is to devote part of his time and attention to the performance of his duties of Bravo.

In addition to the base compensation, Mr. Wolfe shall be entitled to receive additional compensation of $58,000 per year, payable in equal monthly installments of $4,833.33 paid in S-8 shares of our common stock on the 1st day of each month during the term of Mr. Wolfe’s employment, pro rated for any partial employment period. This contract was revised on March 31, 2016 to provide for an increase to $78,000 per year, payable in equal monthly installments of $6,500.00 paid in S-8 shares of our common stock on the 1st of each month for a term of one year.

Richard Kaiser Employment Agreement.  On March 24, 2015, Bravo Multinational Incorporated and Richard Kaiser executed an employment agreement, which provides for a term of two years, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in S-8 shares of Bravo common stock on the 1st day of each month during the term of Mr. Kaiser’s employment, pro rated for any partial employment period.  Mr. Kaiser is to devote part of his time and attention to the performance of his duties of Bravo.

In addition to the base compensation, Mr. Kaiser shall be entitled to receive additional compensation of $38,000 per year, payable in equal monthly installments of $3,166.67 paid in S-8 shares of our common stock on the 1st day of each month during the term of Mr. Kaiser’s employment, pro rated for any partial employment period.  The contract was revised on March 31, 2016, to provide for an increase to $78,000 per year, payable in equal monthly installments of $6,500 paid in S-8 shares of our common stock on the 1st of each month for a term of one year.

You may obtain copies of the employment agreements with Messrs. Parliament, Brooks, Wolfe, and Kaiser at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him atinfo@bravomultinational.com.

All of the above referenced S-8 shares are to be registered on an S-8 registration statement filed with the SEC.

Director Compensation

As a result of the election of Mr. Brooks as a director of Bravo, Mr. Brooks was awarded 2,000,000 shares of the restricted common stock of Bravo.  Moreover, due to his election as a director of Bravo, Mr. Brooks made a $100,000 direct investment in Bravo on October 1, 2015, in exchange for a convertible promissory note, providing for conversion rights into common stock of Bravo based on Bravo’s common stock price low as of September 23, 2015, which was $0.0212 per share.  You may obtain a copy of the convertible promissory note executed by Bravo at www.sec.gov or by clicking on the Securities and Exchange Commission Filings link on the Investor Relations section of our website at www.bravomultinational.com, or by contacting Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.

25

At the meeting of the board of directors of Bravo held on September 25, 2015, the board of directors voted that any new director elected to the board of directors of Bravo shall receive $25,000 per year in shares of our common stock registered pursuant to a registration statement on Form S-8 filed with the SEC to be paid quarterly. In addition, any new director shall be required to make a direct investment of not less than $100,000 into Bravo in exchange for a convertible promissory note to be submitted to the board of directors for approval.

Equity Compensation Plans

We did not have any equity compensation plans as of December 31, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as stated above, during our fiscal year ended December 31, 2015, there have been no transactions between various officers, directors and affiliates of Bravo Multinational Incorporated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities.  Officers, directors and greater than 10 percent stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of copies of such forms filed on Forms 3, 4, and 5, and amendments thereto furnished to us, we believe that as of August 1, 2016, all of our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.

FORM 10-K EXHIBITS

Bravo has included with this Proxy Statement a copy of our Form 10-K/A, the 2015 Annual Report, which is part of the Annual Report for our fiscal year ended December 31, 2015, including financial statements, schedules, and a list of exhibits.  Bravo will mail without charge, upon written request, a copy of our Form 10-K exhibits.  Requests should be sent to Mr. Richard Kaiser, the corporate secretary of Bravo Multinational Incorporated, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, telephone (716) 803-0621, or email him at info@bravomultinational.com.  Our Form 10-K exhibits are also available, free of charge, at the Securities and Exchange Commission’s web site, www.sec.gov.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our Proxy Materials for our 2017 Annual Meeting of stockholders must be received by Mr. Richard Kaiser, our corporate secretary, at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452, or email him at info@bravomultinational.com.  The deadline is calculated in the following manner if the proposal is submitted for a regularly scheduled annual meeting.  The proposal must be received at our principal executive offices not less than 120 calendar days before the date of Bravo’s proxy statement released to our stockholders in connection with the previous year’s annual meeting.  However, if Bravo did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before Bravo begins to print and send the Proxy Materials.  The deadline to submit a proposal for inclusion in our proxy materials for the 2016 Annual Meeting has passed.

26

OTHER MATTERS

The board of directors knows of no other matters to be presented for stockholder action at the 2016 Annual Meeting.  If, however, other matters do properly come before the 2016 Annual Meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

The board of directors hopes that you will attend the 2016 Annual Meeting.  Whether or not you plan to attend the 2016 Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope, or vote via the Internet or by telephone at your earliest convenience.  If you attend the annual meeting, you can still vote your stock personally even though you may have already sent in your proxy.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/

Paul Parliament,

Chairman and Chief Executive Officer

27

Annex A

Certificate of Designation for Series A Preferred Stock

GOLDLAND HOLDINGS, CO.

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

FOR THE

SERIES A PREFERRED STOCK

I, Paul Parliament, President of Goldland Holdings, Co., a Delaware corporation (the “Company”), in accordance with the provisions of §103 and §151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Company, the Board on March 24, 2015, adopted the following resolution designating the 5,000,000 shares of the preferred stock of the Company, par value $0.0001 per share, as “Series A Preferred Stock”:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company, the 5,000,000 shares of the preferred stock of the Company shall be designated as Series A Preferred Stock, and shall have the designations, relative rights, and preferences, as follows:

1.

Dividends.  Except as provided herein, the Holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of Goldland Holdings Co., a Delaware corporation (the “Company”).  If shares of the Series A Preferred Stock or the common stock of the Company, par value $0.0001 per share (the “Common Stock”) are to be issued as a dividend, any such shares shall be issued at Market Value.  “Market Value” for the Common Stock for the purposes of this Certificate of Designation shall mean the average Closing Bid Price for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors.  “Market Value” with respect to any shares of the Series A Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

2.

Redemption Rights.  Subject to the applicable provisions of Delaware law, the Company, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock.  Any such redemption shall be pro rata with respect to all of the Holders of the Series A Preferred Stock.  Upon redemption, the Company shall pay for each share redeemed the amount of $0.10 per share, payable in cash (the “Redemption Price”).

At least 30 days previous notice by mail, postage prepaid, shall be given to the Holders of record of the Series A Preferred Stock to be redeemed, such notice to be addressed to each such Holder at the address of such Holder appearing on the books of the Company or given by such Holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located.  Such notice shall state the date fixed for redemption and the Redemption Price, and shall call upon the Holder to surrender to the Company on said date at the place designated in the notice such Holder’s certificate or certificates representing the shares to be redeemed.  On or after the date fixed for redemption and stated in such notice, each Holder of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price.  If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.  If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the Holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

If, on or prior to any date fixed for redemption of Series A Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the Redemption Price of the shares to their respective Holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption.  The deposit shall constitute full payment of the shares to their Holders, and from and after the date of the deposit the shares shall no longer be outstanding and the Holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the Redemption Price of the shares without interest, upon the surrender of their certificates therefor.  Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company.  If the Holders of Series A Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such Holders and such Holders shall look only to the Company for payment of the Redemption Price.

3.

Liquidation Rights.  Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the Holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.10 per share (the “Liquidation Rate”) before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.  Upon the dissolution, liquidation or winding up of the Company, the following shall also apply:

The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

After the payment to the Holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the Holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

In the event the assets of the Company available for distribution to the Holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which Holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

4.

Conversion of Series A Preferred Stock.  Subject to the terms hereof, at any time, the Holder of shares of the Series A Preferred Stock shall have the right, at such Holder’s option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock.  Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such Holder (the “Issue Date”).  In the event that the Holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the Holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company.  Any such conversion shall be upon the other following terms and conditions:

Conversion Rate.  Subject to adjustment as provided herein, each share of the Series A Preferred Stock shall be convertible into 10 fully paid and nonassessable shares of the Common Stock (the “Conversion Rate”).  Provided, however, notwithstanding anything herein contained to the contrary, no Holder may convert shares of the Series A Preferred Stock into an amount of shares of the Common Stock in excess of 10% of the number of shares of the Common Stock traded on the Principal Market or any Eligible Market on the date of any such conversion.

Conversion Price.  The conversion price (the “Conversion Price”), subject to adjustment as provided herein, for each share of the Series A Preferred Stock shall be 85% of the 20-day trailing, lowest, Closing Bid Price of the Common Stock during such 20-day period.

Limitations on Conversion Rights.  Notwithstanding anything herein contained to the contrary, no Holder of the Series A Preferred Stock shall have the right to convert such Holder’s shares of the Series A Preferred Stock into shares of the Common Stock until at least six months have elapsed from the date that such Holder acquired its shares of the Series A Preferred Stock.  Notwithstanding anything herein contained to the contrary, moreover, at anytime after six months have elapsed from the date that such Holder acquired its shares of the Series A Preferred Stock, the Board of Directors of the Company may require that such Holder convert its shares of the Series A Preferred Stock into the Common Stock, pursuant to the terms hereof.

5.

Adjustment of Conversion Rate and Conversion Price for Dilution and Other Events.  In order to prevent dilution of the rights granted to the Holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

Adjustment of Conversion Rate and Conversion Price upon Subdivision or Combination of the Common Stock.  If the Company at any time after the Issue Date subdivides (by any share split, share dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time combines (by combination, reverse share split or otherwise) its outstanding Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.  The Conversion Price shall be adjusted as if any such subdivision or combination had occurred the day before the 20-day trailing, lowest, Closing Bid Price of the Common Stock during such 20-day period.

Reorganization, Reclassification, Consolidation, Merger, or Sale.  Any recapitalization, reorganization, reclassification, consolidation.  merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the Holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the Holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s shares of the Series A Preferred Stock had such Organic Change not taken place.  In any such case, the Company will make appropriate provision, in form and substance satisfactory to the Holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such Holders’ rights and interests to ensure that the provisions of this paragraph and Paragraph 3(c) above will thereafter be applicable to the Series A Preferred Stock.  The Company will not effect any such consolidation or  merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the Holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each Holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such Holder may be entitled to acquire.

Notices.  Immediately upon any adjustment of the Conversion Rate, the Company will give written notice of such adjustment to each Holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.  The Company will give written notice to each Holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock.  The Company will also give written notice to each Holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

Purchase Rights.  If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the “Purchase Rights”), then each Holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of the Common Stock acquirable upon complete conversion of the Holder’s shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Mechanics of Conversion.  To convert shares of the Series A Preferred Stock into full shares of the Common Stock on any date (the “Conversion Date”), the Holder thereof shall (i) deliver or transmit by facsimile or email to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a “Preferred Stock Certificate”) representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice.  Upon receipt by the Company of a facsimile or email copy of a Conversion Notice, the Company shall immediately send, via facsimile or email, a confirmation of receipt of such Conversion Notice to such Holder.  Within five business days of the Company’s receipt of the originally executed Conversion Notice and the Holder’s Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of the Common Stock to which the Holder is entitled.

Record Holder.  The person or persons entitled to receive shares of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

Share Fractions.  As permitted by the Delaware General Corporation Law, the Company may either pay the fair market value of share fractions in cash, issue scrip or warrants, or arrange for the disposition of share fractions.

Reissuance of Certificates.  In the event of a conversion of less than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

6.

Reservation of Shares.  The Company shall, so long as any of the shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

7.

Preferred Status.  The rights of the shares of the Common Stock shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock.  Without the prior written consent of the Holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to voting or conversion, as described herein, or distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.  The Company shall be permitted to issue preferred shares that are junior in rank to the shares of the Series A Preferred Stock in respect of the voting or conversion, as described herein, or the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company.  In the event of the merger or consolidation of the Company with or into another corporation, the shares of the Series A Preferred Stock shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

8.

Restriction on Dividends.  If any shares of the Series A Preferred Stock are outstanding, the Company shall not, without the prior written consent of the Holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock.  Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each Holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such Holder would have received had all of such Holder’s shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

9.

Vote to Change the Terms of the Series A Preferred Stock.  Without the prior written consent of the Holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

10.

Lost or Stolen Certificates.  Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company’s discretion, by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A Preferred Stock Certificates if the Holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

11.

Denial of Preemptive Rights.  No Holder of shares of the Series A Preferred Stock shall by reason of his holding of such shares have any preemptive or preferential rights to purchase or subscribe to any shares of any class of the Company’s capital stock now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of the Holders of shares of the Series A Preferred Stock, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the Holders of the Series A Preferred Stock.

12.

Voting.  On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a Holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such Holder multiplied by 100.  If no record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting.  The Holders of Series A Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock.

13.

Certain Defined Terms.  For purposes of this Certificate of Designations, the following terms shall have the following meanings:

a.

“Bloomberg” means Bloomberg Financial Markets.

b.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

c.

“Closing Bid Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 5:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported by OTC Market Group, Inc., or any other Eligible Market  If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holders.  All such determinations shall be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during the applicable calculation period.

d.

“Eligible Market” means the Principal Market, NYSE, the Nasdaq National Market, The American Stock Exchange, The Nasdaq Capital Market, or OTC Market Group, Inc.

e.

“Holder” means any owner of shares of the Series A Preferred Stock.

f.

“NYSE” means The New York Stock Exchange, Inc.

g.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

h.

“Principal Market” means OTC Market Group Inc.’s markets.

14.

Limitation on Beneficial Ownership.  Unless otherwise provided herein, the Company shall not effect and shall have no obligation to effect any conversion of shares of Series A Preferred Stock, and no Holder shall have the right to convert any shares of Series A Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person’s affiliates) would have acquired, through conversion of shares of the Series A Preferred Stock or otherwise, beneficial ownership of a number of shares of the Common Stock that exceeds 4.99% (“Maximum Percentage”) of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of the Common Stock beneficially owned by a Person and its affiliates shall include the number of shares of the Common Stock issuable upon conversion of the shares of Series A Preferred Stock that are subject to a pending conversion notice for which the determination of whether the Maximum Percentage had been exceeded is being determined, but shall exclude the number of shares of the Common Stock which would be issuable upon (a) conversion of any remaining, nonconverted shares of Series A Preferred Stock beneficially owned by such Person or any of its affiliates not subject to a pending conversion notice, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) beneficially owned by such Person or any of its affiliates that are similarly subject to a limitation on conversion or exercise analogous to the limitation contained in this Paragraph 14.  Except as set forth in the preceding sentence, for purposes of this Paragraph 14, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Paragraph 14, in determining the number of outstanding shares of the Common Stock, a Holder may rely on the number of outstanding of shares of the Common Stock as reflected in (A) the Company’s most recent Form 8-K, Form 10-Q, or Form 10-K, as the case may be, (B) a more recent public announcement by the Company, or (C) any other notice by the Company or its transfer agent setting forth the number of shares of the Common Stock outstanding.  Upon the written request of any Holder, the Company shall promptly, but in no event later than one Business Day following the receipt of such notice, confirm orally and in writing to any such Holder the number of shares of the Common Stock then outstanding.  In any case, the number of outstanding shares of the Common Stock shall be determined after giving effect to all conversions of shares of Series A Preferred Stock by such Holder and its affiliates that had occurred since the date as of which such number of outstanding Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other Holder.

The Resolution was duly adopted by Board of Directors of the Company as required by §151 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Company this 24th day of March, 2015.  Further, the undersigned does hereby certify and affirm that such signature of the undersigned shall constitute the affirmation or acknowledgment of the undersigned, under penalties of perjury, that this instrument is the undersigned’s act and deed and the act and deed of the Company, and that the facts stated therein are true.

By Order of the Board of Directors,

By:/s/

    Paul Parliament, President

EXHIBIT A

GOLDLAND HOLDINGS CO.
CONVERSION NOTICE

In accordance with and pursuant to the provisions of the Certificate of Designation establishing Series A Preferred Stock of Goldland Holdings Co., the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.0001 per share, of Goldland Holdings Co., a Delaware corporation (the “Company”), indicated below into shares of the Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series A Preferred Stock specified below as of the date specified below.

The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series A Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act of 1933, as amended, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required.  A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series A Preferred Stock:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion: Number of shares of the Series A Preferred Stock to be converted:

Stock certificate no(s).  of the shares of the Series A Preferred Stock to be converted:

Conversion Rate:

Number of shares of the Common Stock to be issued:

Name in which shares of the Common Stock are to be issued:

Signature

Printed Name and Address

===========================================================================================================

Annex B

Amended and Restated Bylaws Adopted on September 25, 2015

AMENDED AND RESTATED BYLAWS

OF

GOLDLAND HOLDINGS CO.,

A DELAWARE CORPORATION

ARTICLE I

Offices and Records

1.1

Delaware Office.  The registered office of Goldland Holdings Co., a Delaware corporation (the “Company”) in the State of Delaware shall be located at 341 Raven Crescent, Wyoming, Kent County, Delaware 19934, and the name of its registered agent is Corp USA, Inc.

1.2

Other Offices.  The Company may have such other offices, either within or without the State of Delaware, as the Company’s board of directors (the “Board of Directors”) may from time to time designate or as the business of the Company may from time to time require, including, without limitation, the Company’s principal business office wherever it may be located.

1.3

Books and Records.  The books and records of the Company may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

Stockholders

2.1

Annual Meeting.  The annual meeting of stockholders of the Company shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

2.2

Special Meeting.  Special meetings of the stockholders may be called by the Board of Directors or by one or more stockholders holding at least one-tenth of the shares entitled to vote at any such meeting.

2.3

Place of Meeting.  The Board of Directors or the stockholders calling a meeting may designate the place of meeting for any meeting of the stockholders.

2.4

Notice of Meeting.  Written, printed, or electronic notice, pursuant to Paragraph 2.5 hereof, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered not less than 10 days nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder’s address as it appears on the stock transfer books of the Company.  Such further notice shall be given as may be required by law.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting.  Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Paragraph 7.4 of these Bylaws.

2.5

Notice by Electronic Transmission.

(A)

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders under any provision of the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Company.  Any such consent shall be deemed revoked if (1) the Company is unable to deliver by electronic transmission two consecutive notices in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the Company or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(B)

Notice given pursuant to subparagraph (A) of this Paragraph 2.5 shall be deemed given:

(1)

If by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(2)

If by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(3)

If by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (a) such posting and (b) the giving of such separate notice; and

(4)

If by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(C)

For purposes of this Paragraph 2.5, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

2.6

Quorum and Adjournment.  Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors (the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business.  The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business).  No notice of the time and place of adjourned meetings need be given except as required by law.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.7

Proxies.  At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by such stockholder’s duly authorized attorney-in-fact.  Such proxy must be filed with the Secretary of the Company or such stockholder’s representative at or before the time of the meeting.

2.8

Notice of Stockholder Business and Nominations.

(A)

Annual Meetings of Stockholders.  Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the notice of meeting delivered pursuant to Paragraph 2.4 and Paragraph 2.5 of these Bylaws, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Company who is entitled to vote at the meeting.

(B)

Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting pursuant to Paragraph 2.4 and Paragraph 2.5 of these Bylaws.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the notice of meeting (1) by or at the direction of the Board of Directors, or (2) by any stockholder of the Company who is entitled to vote at the meeting.

(C)

General.  Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.

2.9

Procedure for Election of Directors.  Election of directors at all meetings of the stockholders at which directors are to be elected may be by written ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast at such meetings.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

2.10

Inspectors of Elections; Opening and Closing the Polls.

(A)

The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at a meeting of stockholders and make a written report thereof.  One or more persons may be designated as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.  The inspectors shall have the duties prescribed by the DGCL.

(B)

The secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

2.11

Stockholder Action by Written Consent.  Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any such meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE III

Board of Directors

3.1

General.  The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors.  In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

3.2

Number, Tenure and Qualifications.  Subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed by, and may be increased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors.  In the absence of a resolution by the Board of Directors in establishing the size of the Board of Directors, the number of directors of the Company shall be three.  Each director shall hold office for the full term for which such director is elected and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in accordance with the Certificate of Incorporation or these Bylaws.  Directors need not be residents of the State of Delaware or stockholders of the Company.  Each director shall provide the Company with such director’s business and residence addresses, and email address, and facsimile telephone number.  By virtue of being elected to the Board of Directors, each director consents to the notice provisions contained in these Bylaws, including, but not limited to provisions of Paragraph 3.6 of these Bylaws.

3.3

Place of Meeting; Order of Business.  Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware, at whatever place is specified by the person or persons calling the meeting.  In the absence of specific designation, the meetings shall be held at the principal office of the Company.  At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

3.4

Regular Meetings.  A regular meeting of the Board of Directors may be held without other notice than these Bylaws immediately after, and at the same place as, each annual meeting of stockholders.  The Board of Directors may, by resolution, provide the time and place, and charges thereof, for the holding of additional regular meetings without other notice than such resolution.

3.5

Special Meetings.  Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors.  The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

3.6

Notice of Special Meetings.  Notice of any special meeting shall be given to each director at such director’s business or residence in writing, by United States mail, personal delivery, email, facsimile, telegram or by telephone communication.  If such notice is delivered by personal delivery, such notice shall be deemed adequately delivered when delivered to a director’s business or residence at least 24 hours before such meeting.  If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting.  If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least 24 hours before such meeting.  If by email or facsimile transmission, such notice shall be transmitted at least 24 hours before such meeting.  If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting.  A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

3.7

Quorum.  A majority of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.  The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

3.8

Vacancies.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, and except as provided in the Certificate of Incorporation, vacancies resulting from death, resignation or removal, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director’s successor shall have been duly elected and qualified or until his earlier death, resignation or removal.  No decrease in the number of authorized directors shall shorten the term of any incumbent director.

3.9.

Committees of the Board of Directors.

(A)

The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee.  Any such committee, to the extent provided in such resolution or in the Certificate of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the DGCL.  Any such committee may authorize the seal of the Company to be affixed to all papers which may require it.  In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

(B)

The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it.  A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors.  The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors.  Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary.  Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.10, 3.11 and 7.4 hereof.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.  Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of a member of a committee shall not of itself create contract rights.

(C)

Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

(D)

Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(E)

Executive Committee.  The Board of Directors may create an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by the DGCL or Delaware law.

(F)

Audit Committee.  The Board of Directors may create an Audit Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee.  The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any.  The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors.  The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards.  The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any.  The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

(G)

Nominating Committee.  The Board of Directors may create a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (1) the appropriate size and composition of the Board of Directors; and (2) nominees: (a) for election to the Board of Directors for whom the Company should solicit proxies; (b) to serve as proxies in connection with the annual stockholders’ meeting; and (c) for election to all committees of the Board of Directors other than the Nominating Committee.  The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

(H)

Compensation Committee.  The Board of Directors may create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee.  The Compensation Committee shall have and may exercise all the power and authority to (1) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers’ salaries and levels of officers’ participation in the benefit plans of the Company, (2) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (3) approve any increases in directors’ fees, and (4) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time.  Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company.  The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

3.10

Action Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, or such committee, as the case may be, and filed with the Secretary.

3.11

Board and Committee Telephone Meetings.  Subject to the provisions required or permitted by the DGCL for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.12

Removal.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

ARTICLE IV

Officers

4.1

Designation.  The officers of the Company shall consist of a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time.  Any number of offices may be held by the same person.  The Chairman of the Board may also serve as the Chief Executive Officer.  The Chairman of the Board shall be chosen from the directors.  All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

4.2

Election and Term of Office.  The elected officers of the Company shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders, or at any special meeting of the stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.  Subject to Paragraph 4.16 of these Bylaws, each officer shall hold office until such officer’s successor shall have been duly elected and shall have qualified or until such officer’s death or until such officer shall resign.

4.3

Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors.  The Chairman shall make reports to the Board of Directors and the stockholders and shall perform all such other duties as are properly required of him by the Board of Directors.

4.4

Chief Executive Officer.  The Chief Executive Officer shall be responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer’s office which may be required by law and all such other duties as are properly required of him by the Board of Directors.  The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

4.5

President.  The President (if one shall have been chosen by the Board of Directors) shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company’s business and general supervision of its policies and affairs.  The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors.  The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board of Directors, certificates, contracts, and other instruments of the Company as authorized by the Board of Directors.

4.6

Vice Presidents.  Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or be delegated to him by the President.  The Board of Directors may assign to any Vice President general supervision and charge over any territorial or functional division of the business and affairs of the Company.

4.7.

Chief Financial Officer.  The Chief Financial Officer shall be the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

4.8

Secretary.  The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of the Secretary’s absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws.  The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Company in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.  The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

4.9

Treasurer.  The Treasurer shall have the custody of the Company’s funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors.  The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company.  If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.10.

Controller.  The Controller, if there is one, shall maintain records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

4.11.

Assistant Secretaries.  Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.12.

Assistant Treasurers.  Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.13.

Assistant Controllers.  Except as may be otherwise provided in these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

4.14.

Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors.  The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

4.15.

Vacancies.  Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors, and the officer so appointed shall hold office until such officer’s successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

4.16.

Removal.  Any officer or agent of the Company may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such officer’s successor or such officer’s death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

4.17.

Action with Respect to Securities of Other Corporations.  Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

ARTICLE V

Stock Certificates and Transfers

5.1

Stock Certificates and Transfers.

(A)

The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, unless it shall be determined by, or pursuant to, a resolution adopted by the Board of Directors that the shares representing such interest be uncertificated.  The shares of the stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person’s attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

(B)

The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe which resolution may permit all or any of the signatures on such certificates to be in facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

ARTICLE VI

Indemnification

6.1

Mandatory Indemnification.  Each person who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a “Proceeding”), by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys’ fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (A) in the case of conduct in his official capacity on behalf of the Company that his conduct was in the Company’s best interests; (B) in all other cases, that his conduct was not opposed to the best interests of the Company; and (C) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is a criminal action, had no reasonable cause to believe that his conduct was unlawful.  A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

6.2

Determination of Indemnification.  Any indemnification under the foregoing Paragraph 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct.  Such determination shall be made (A) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (B) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (C) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in clause (A) or (B) of this Paragraph 6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (D) by the stockholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

6.3

Advance of Expenses.  Reasonable expenses, including court costs and attorneys’ fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Paragraph 6.2, upon receipt by the Company of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article VI, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Company if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized in this Article VI.  Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

6.4

Permissive Indemnification.  The Board of Directors of the Company may authorize the Company to indemnify employees or agents of the Company, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to directors and officers of the Company.

6.5

Nature of Indemnification.  The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such person.

6.6

Insurance.  The Company shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof.  If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Company.  Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (A) create a trust fund; (B) establish any form of self-insurance; (C) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (D) establish a letter of credit, guaranty, or surety arrangement.  The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company.  In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

6.7

Notice.  Any indemnification or advance of expenses to a present or former director of the Company in accordance with this Article VI shall be reported in writing to the stockholders of the Company with or before the notice or waiver of notice of the next stockholders’ meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

6.8

Change of Control.  Following any “change of control” of the Company of the type required to be reported under Item 5.01 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant which independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

6.9

Amendment.  Any amendment or repeal of this Article VI shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE VII

Miscellaneous Provisions

7.1

Fiscal Year.  The fiscal year of the Company shall be determined by resolution of the Board of Directors.

7.2

Dividends.  The Board of Directors may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

7.3

Seal.  The corporate seal may bear in the center the emblem of some object, and shall have inscribed thereunder the words “Corporate Seal” and around the margin thereof the words “Goldland Holdings, Inc.”

7.4

Waiver of Notice.  Whenever any notice is required to be given to any stockholder or director of the Company under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or of the Board of Directors need be specified in any waiver of notice of such meeting.

7.5

Audits.  The accounts, books and records of the Company shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

7.6

Resignations.  Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary or at such later date as is stated therein.  No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

ARTICLE VIII

Amendments

8.1

Amendments.  These Bylaws may be amended, added to, rescinded or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company’s stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.

By Order of the Board of Directors,

By:/s/

    Paul Parliament, President

Dated September 25, 2015.

========================================================================

Annex C

Amended and Restated Bylaws Adopted on March 24, 2015

AMENDED AND RESTATED BYLAWS

OF

GOLDLAND HOLDINGS CO.,

A DELAWARE CORPORATION

ARTICLE I

Offices and Records

1.1

Delaware Office.  The registered office of Goldland Holdings Co., a Delaware corporation (the “Company”) in the State of Delaware shall be located at 341 Raven Crescent, Wyoming, Kent County, Delaware 19934, and the name of its registered agent is Corp USA, Inc.

1.2

Other Offices.  The Company may have such other offices, either within or without the State of Delaware, as the Company’s board of directors (the “Board of Directors”) may from time to time designate or as the business of the Company may from time to time require, including, without limitation, the Company’s principal business office wherever it may be located.

1.3

Books and Records.  The books and records of the Company may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

Stockholders

2.1

Annual Meeting.  The annual meeting of stockholders of the Company shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

2.2

Special Meeting.  Special meetings of the stockholders may be called by the Board of Directors or by one or more stockholders holding at least one-tenth of the shares entitled to vote at any such meeting.

2.3

Place of Meeting.  The Board of Directors may designate the place of meeting for any meeting of the stockholders.  If no designation is made by the Board of Directors, the place of meeting shall be the principal business office of the Company, as designated in these Bylaws.

2.4

Notice of Meeting.  Written  printed, or electronic notice, pursuant to Paragraph 2.5 hereof,  stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company not less than 10 days nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder’s address as it appears on the stock transfer books of the Company.  Such further notice shall be given as may be required by law.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting.  Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Paragraph 7.4 of these Bylaws.

Any previously scheduled meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

2.5

Notice by Electronic Transmission.

(A)

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under any provision of the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Company.  Any such consent shall be deemed revoked if (1) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the Company or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(D)

Notice given pursuant to subparagraph (A) of this Paragraph 2.5 shall be deemed given:

(1)

If by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(2)

If by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(3)

If by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (a) such posting and (b) the giving of such separate notice; and

(4)

If by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(E)

For purposes of this Paragraph 2.5, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

2.6

Quorum and Adjournment.  Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors (the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business.  The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business).  No notice of the time and place of adjourned meetings need be given except as required by law.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.7

Proxies.  At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by such stockholder’s duly authorized attorney-in-fact.  Such proxy must be filed with the Secretary of the Company or such stockholder’s representative at or before the time of the meeting.

2.8

Notice of Stockholder Business and Nominations.

(A)

Annual Meetings of Stockholders.

(1)

Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Company’s notice of meeting delivered pursuant to Paragraph 2.4 and Paragraph 2.5 of these Bylaws, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Company who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph 2.8(A) and these Bylaws and who was a stockholder of record at the time such notice is delivered to the Secretary of the Company.

(2)

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph 2.8(A)(1) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal office of the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary date of the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

(3)

Notwithstanding anything in the second sentence of Paragraph 2.8(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 80 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

(B)

Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting pursuant to Paragraph 2.4 and Paragraph 2.5 of these Bylaws.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (1) by or at the direction of the Board of Directors, or (2) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in these Bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Company.  Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice as required by Paragraph 2.8(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(C)

General.

(1)

Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.

(2)

For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(3)

Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws.  Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

2.9

Procedure for Election of Directors.  Election of directors at all meetings of the stockholders at which directors are to be elected may be by written ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast at such meetings.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

2.10

Inspectors of Elections; Opening and Closing the Polls.

(A)

The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at a meeting of stockholders and make a written report thereof.  One or more persons may be designated as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.  The inspectors shall have the duties prescribed by the DGCL.

(B)

The secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

2.11

Stockholder Action by Written Consent.  Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any such meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE III

Board of Directors

3.1

General.  The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors.  In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

3.2

Number, Tenure and Qualifications.  Subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed by, and may be increased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors.  In the absence of a resolution by the Board of Directors in establishing the size of the Board of Directors, the number of directors of the Company shall be nine.  Each director shall hold office for the full term for which such director is elected and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in accordance with the Certificate of Incorporation or these Bylaws.  Directors need not be residents of the State of Delaware or stockholders of the Company.  Each director shall provide the Company with such director’s business and residence addresses, and email address, and facsimile telephone number.  By virtue of being elected to the Board of Directors, each director consents to the notice provisions contained in these Bylaws, including, but not limited to provisions of Paragraph 3.6 of these Bylaws.

3.3

Place of Meeting; Order of Business.  Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware, at whatever place is specified by the person or persons calling the meeting.  In the absence of specific designation, the meetings shall be held at the principal office of the Company.  At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

3.4

Regular Meetings.  A regular meeting of the Board of Directors may be held without other notice than these Bylaws immediately after, and at the same place as, each annual meeting of stockholders.  The Board of Directors may, by resolution, provide the time and place, and charges thereof, for the holding of additional regular meetings without other notice than such resolution.

3.5

Special Meetings.  Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors.  The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

3.6

Notice of Special Meetings.  Notice of any special meeting shall be given to each director at such director’s business or residence in writing, by United States mail, personal delivery, email, facsimile, telegram or by telephone communication.  If such notice is delivered by personal delivery, such notice shall be deemed adequately delivered when delivered to a director’s business or residence at least 24 hours before such meeting.  If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting.  If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least 24 hours before such meeting.  If by email or facsimile transmission, such notice shall be transmitted at least 24 hours before such meeting.  If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting.  A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

3.7

Quorum.  A majority of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.  The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

3.8

Vacancies.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, and except as provided in the Certificate of Incorporation, vacancies resulting from death, resignation or removal, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director’s successor shall have been duly elected and qualified or until his earlier death, resignation or removal.  No decrease in the number of authorized directors shall shorten the term of any incumbent director.

3.9.

Committees of the Board of Directors.

(A)

The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee.  Any such committee, to the extent provided in such resolution or in the Certificate of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the DGCL.  Any such committee may authorize the seal of the Company to be affixed to all papers which may require it.  In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

(B)

The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it.  A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors.  The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors.  Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary.  Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.10, 3.11 and 7.4 hereof.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.  Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of a member of a committee shall not of itself create contract rights.

(C)

Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

(D)

Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

(E)

Executive Committee.  The Board of Directors may create an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by the DGCL or Delaware law.

(F)

Audit Committee.  The Board of Directors may create an Audit Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee.  The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any.  The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors.  The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards.  The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any.  The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

(G)

Nominating Committee.  The Board of Directors may create a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (1) the appropriate size and composition of the Board of Directors; and (2) nominees: (a) for election to the Board of Directors for whom the Company should solicit proxies; (b) to serve as proxies in connection with the annual stockholders’ meeting; and (c) for election to all committees of the Board of Directors other than the Nominating Committee.  The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

(H)

Compensation Committee.  The Board of Directors may create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee.  The Compensation Committee shall have and may exercise all the power and authority to (1) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers’ salaries and levels of officers’ participation in the benefit plans of the Company, (2) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (3) approve any increases in directors’ fees, and (4) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time.  Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company.  The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

3.10

Action Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, or such committee, as the case may be, and filed with the Secretary.

3.11

Board and Committee Telephone Meetings.  Subject to the provisions required or permitted by the DGCL for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.12

Removal.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

ARTICLE IV

Officers

4.1

Designation.  The officers of the Company shall consist of a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time.  Any number of offices may be held by the same person.  The Chairman of the Board may also serve as the Chief Executive Officer.  The Chairman of the Board shall be chosen from the directors.  All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

4.2

Election and Term of Office.  The elected officers of the Company shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.  Subject to Paragraph 4.16 of these Bylaws, each officer shall hold office until such officer’s successor shall have been duly elected and shall have qualified or until such officer’s death or until such officer shall resign.

4.3

Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors.  The Chairman shall make reports to the Board of Directors and the stockholders and shall perform all such other duties as are properly required of him by the Board of Directors.

4.4

Chief Executive Officer.  The Chief Executive Officer shall be responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer’s office which may be required by law and all such other duties as are properly required of him by the Board of Directors.  The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

4.5

President.  The President (if one shall have been chosen by the Board of Directors) shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company’s business and general supervision of its policies and affairs.  The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors.  The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board of Directors, certificates, contracts, and other instruments of the Company as authorized by the Board of Directors.

4.6

Vice Presidents.  Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or be delegated to him by the President.  The Board of Directors may assign to any Vice President general supervision and charge over any territorial or functional division of the business and affairs of the Company.

4.7.

Chief Financial Officer.  The Chief Financial Officer shall be the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

4.8

Secretary.  The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of the Secretary’s absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws.  The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Company in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.  The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

4.9

Treasurer.  The Treasurer shall have the custody of the Company’s funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors.  The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company.  If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.10.

Controller.  The Controller, if there is one, shall maintain records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

4.11.

Assistant Secretaries.  Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.12.

Assistant Treasurers.  Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.13.

Assistant Controllers.  Except as may be otherwise provided in these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

4.14.

Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors.  The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

4.15.

Vacancies.  Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors, and the officer so appointed shall hold office until such officer’s successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

4.16.

Removal.  Any officer or agent of the Company may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such officer’s successor or such officer’s death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

4.17.

Action with Respect to Securities of Other Corporations.  Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

ARTICLE V

Stock Certificates and Transfers

5.1

Stock Certificates and Transfers.

(A)

The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, unless it shall be determined by, or pursuant to, a resolution adopted by the Board of Directors that the shares representing such interest be uncertificated.  The shares of the stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person’s attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

(B)

The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe which resolution may permit all or any of the signatures on such certificates to be in facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

ARTICLE VI

Indemnification

6.1

Mandatory Indemnification.  Each person who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a “Proceeding”), by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys’ fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (A) in the case of conduct in his official capacity on behalf of the Company that his conduct was in the Company’s best interests; (B) in all other cases, that his conduct was not opposed to the best interests of the Company; and (C) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is a criminal action, had no reasonable cause to believe that his conduct was unlawful.  A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

6.2

Determination of Indemnification.  Any indemnification under the foregoing Paragraph 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct.  Such determination shall be made (A) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (B) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (C) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in clause (A) or (B) of this Paragraph 6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (D) by the stockholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

6.3

Advance of Expenses.  Reasonable expenses, including court costs and attorneys’ fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Paragraph 6.2, upon receipt by the Company of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article VI, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Company if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized in this Article VI.  Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

6.4

Permissive Indemnification.  The Board of Directors of the Company may authorize the Company to indemnify employees or agents of the Company, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to directors and officers of the Company.

6.5

Nature of Indemnification.  The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such person.

6.6

Insurance.  The Company shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof.  If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Company.  Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (A) create a trust fund; (B) establish any form of self-insurance; (C) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (D) establish a letter of credit, guaranty, or surety arrangement.  The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company.  In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

6.7

Notice.  Any indemnification or advance of expenses to a present or former director of the Company in accordance with this Article VI shall be reported in writing to the stockholders of the Company with or before the notice or waiver of notice of the next stockholders’ meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

6.8

Change of Control.  Following any “change of control” of the Company of the type required to be reported under Item 5.01 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant which independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

6.9

Amendment.  Any amendment or repeal of this Article VI shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE VII

Miscellaneous Provisions

7.1

Fiscal Year.  The fiscal year of the Company shall be determined by resolution of the Board of Directors.

7.2

Dividends.  The Board of Directors may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

7.3

Seal.  The corporate seal may bear in the center the emblem of some object, and shall have inscribed thereunder the words “Corporate Seal” and around the margin thereof the words “Goldland Holdings, Inc.”

7.4

Waiver of Notice.  Whenever any notice is required to be given to any stockholder or director of the Company under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or of the Board of Directors need be specified in any waiver of notice of such meeting.

7.5

Audits.  The accounts, books and records of the Company shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

7.6

Resignations.  Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary or at such later date as is stated therein.  No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

ARTICLE VIII

Amendments

8.1

Amendments.  These Bylaws may be amended, added to, rescinded or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company’s stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.

By Order of the Board of Directors,

By  /S/ John G. Prosser II

    John G. Prosser II, Chairman of the Board      Dated :March 24, 2015.

=======================================================================================

Annex D

Amended and Restated Bylaws Adopted in existence before March 24, 2015

BYLAWS OF GOLDCORP HOLDINGS CO.

ARTICLE I

CORPORATE OFFICES

1.1   Registered Office.

The registered office of the corporation shall be at 341 Raven Crescent, Wyoming, DE 19934. The Registered Agent in charge thereof is Corp USA.

1.2   Other Offices.

The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1   Place of Meetings.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors.  In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

2.2   Annual Meeting.

The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

2.3   Special Meeting.

A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the chief executive officer or the president or vice president of the corporation.

2.4   Notice of Stockholders' Meetings.

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.7 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5  Advance Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation.

To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholders to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or public disclosure was made and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.  Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the corporation's books, of such stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder.

At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 2.5.  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.  Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

2.6  Advance Notice of Stockholder Business.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting.  To be properly brought before an annual meeting, business must be (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the board of directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.6, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.6.

Business to be brought before an annual meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the secretary of the corporation.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:  (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the corporation, which are owned by the stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (v) any other information that is required by law to be provided by the stockholder in his or her capacity as a proponent of a stockholder proposal.

Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.6.  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.  Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

2.7   Manner of Giving Notice; Affidavit of Notice.

Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.  An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

2.8   Quorum.

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9   Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10  Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11  Voting.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.14 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.12  Waiver of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.13  Stockholder Action by Written Consent Without a Meeting; No Stockholder Action by Written Consent Without a Meeting Following Initial Public Offering.

Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

2.14  Record Date for Stockholder Notice; Voting; Giving Consents.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the board of directors does not so fix a record date:

(i)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)   The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

(iii)  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.15  Proxies.

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

ARTICLE III

DIRECTORS

3.1   Powers.

Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2   Number of Directors.

The number of directors of the corporation shall not be less than one nor more than fifteen, the precise number to be fixed by resolution of shareholders or of the Board of Directors from time to time. Until changed by a proper amendment of this Section 3.2, the authorized number of directors shall consist of four (4) persons.

No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3   Election, Qualification and Term of Office of Directors.

Except as provided herein, the directors shall be elected by the vote of shareholders at each annual meeting of shareholders or special meeting in lieu of the annual meeting. Except in case of death, written resignation, retirement, disqualification, or removal, each director shall serve until the next succeeding annual meeting and thereafter until his successor is elected and qualifies or until the number of directors is decreased.

Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of his or her current term or his or her prior death, retirement, removal or resignation.  In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full board of directors until the vacancy is filled. Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.  No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

Elections of directors need not be by written ballot.

There shall be no right with respect to shares of stock of the corporation to cumulate votes in the election of directors.

3.4   Place of Meetings; Meetings by Telephone.

The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.5    Regular Meetings.

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

3.6   Special Meetings; Notice.

Special meetings of the board for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation.  If the notice is mailed, it shall be deposited in the United States mail at lest four (4) days before the time of the holding of the meeting.  If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.  Notice of any adjourned or recessed meeting of the directors need not be given except at the meeting that is recessed or adjourned.

3.7   Quorum.

At all meetings of the board of directors, either (1) a majority of the number of directors or (2) the Executive Chairman and one director shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.  If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.8   Waiver of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9   Board Action by Written Consent Without a Meeting.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.   Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

3.10   Fees and Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.  No such compensation shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

3.11   Approval of Loans to Officers.

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.12  Removal of Directors.

The holders of a majority of the shares then entitled to vote at an election of directors may remove, only with cause, a director or directors of the corporation.

No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

3.13  Chairman of the Board of Directors.

The corporation may also have, at the discretion of the board of directors, a chairman of the board of directors who shall not be considered an officer of the corporation.

ARTICLE IV

COMMITTEES

4.1   Committees of Directors.

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2   Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3   Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.4 (place of meetings and meetings by telephone), Section 3.5 (regular meetings), Section 3.6 (special meetings and notice), Section 3.7 (quorum), Section 3.8 (waiver of notice) and Section 3.10 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V

OFFICERS

5.1   Officers.

The officers of the corporation shall be a chief executive officer, a president, a secretary, and a chief financial officer.  The corporation may also have, at the discretion of the board of directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2   Appointment of Officers.

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3   Subordinate Officers.

The board of directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4   Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5   Vacancies in Offices.

Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

5.6   Chief Executive Officer.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. The chief executive officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.7  President.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board or the chief executive officer, the president of the corporation shall have general supervision, direction and control of the business and officers of the corporation. The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8  Vice Presidents.

In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.9  Secretary.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or at such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders.  The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws.  The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10  Chief Financial Officer.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares.  The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

5.11  Representation of Shares of Other Corporations.

The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.12  Authority and Duties of Officers.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS. OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1   Indemnification of Directors and Officers.

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2  Indemnification of Others.

The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.  For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3  Payment of Expenses in Advance.

Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the board of directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article 6.

6.4  Indemnity Not Exclusive.

The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that additional rights to indemnification are authorized in the certificate of incorporation.

6.5  Insurance.

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.

6.6  Conflicts.

No indemnification or advance shall be made under this Article 6, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(i)  That it would be inconsistent with a provision of the certificate of incorporation, these bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limited indemnification; or

(ii) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

ARTICLE VII

RECORDS AND REPORTS

7.1   Maintenance and Inspection of Records.

The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom.  A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder.  In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2  Inspection by Directors.

Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom.  The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3  Annual Statement to Stockholders.

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by the vote of the stockholders, a full and clear statement of the business and condition of the corporation.

ARTICLE VII

GENERAL MATTERS

8.1  Checks.

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2  Execution of Corporate Contracts and Instruments.

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3  Stock Certificates; Partly Paid Shares.

The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the chief executive officer or the president or vice president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.4  Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5  Lost Certificates.

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time.  The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.6  Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

8.7  Dividends.

The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8  Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.9  Seal.

The corporation may have a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.10  Transfer of Stock.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.11  Stock Transfer Agreements.

The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

8.12  Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE IX

AMENDMENTS

The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.  The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

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Annex E

Amended and Restated Certificate of Incorporation adopted on September 25, 2015

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GOLDLAND HOLDINGS CO.

ARTICLE ONE

Goldland Holdings Co., originally incorporated as Montrose Ventures, Inc. in the State of Delaware on May 25, 1989 (the “Company”), pursuant to the provisions of Sections 242 and 245 of the Delaware General Corporation Law (the “DGCL”), adopts this amended and restated Certificate of Incorporation, which accurately copies the Certificate of Incorporation and all amendments in effect to date.  The Certificate of Incorporation, as restated and amended by this amended and restated Certificate of Incorporation, is set forth below.

ARTICLE TWO

Each statement made by this amended and restated Certificate of Incorporation has been effected in conformity with the provisions of the DGCL.  This amended and restated Certificate of Incorporation was adopted by the stockholders of the Company on September 25, 2015.

ARTICLE THREE

The number of shares of the Company outstanding at the time of the adoption was 202,883,835; and the number of shares, including the voting rights of the Company’s Series A preferred stock, entitled to vote on the amendments, was 327,346,338.

ARTICLE FOUR

The number of shares that voted for the amendments was 327,346,338; and the number of shares voted against the amendments was zero.  The number of shares voted in favor of the amendments exceeded the majority of the 202,883,835 issued and outstanding shares of the common stock at the time of adoption.

ARTICLE FIVE

The Certificate of Incorporation and all amendments and supplements to them are superseded by the following amended and restated Certificate of Incorporation, which accurately copy the entire text as well as incorporate the amendments passed by the stockholders on September 25, 2015, as follows:

ARTICLE I

Name

The name of the Company is Goldland Holdings Co.

ARTICLE II

Registered Office and Agent The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, and the name of its registered agent at such address is The Corporation Trust Company, or as the Board of Directors of the Company (the “Board of Directors”) may determine from time to time or as the business of the Company may require.

ARTICLE III

Business

The purpose of the Company shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.

ARTICLE IV

Capital Stock

1.

Authorized Stock.  The total number of shares of stock which the Company shall have authority to issue is 1,005,000,000, consisting of 1,000,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

2.

Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series.  The Company’s Board of Directors is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the DGCL (the “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.  The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)

The designation of the series, which may be by distinguishing number, letter or title.

(b)

The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c)

Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

(d)

The dates at which dividends, if any, shall be payable.

(e)

The redemption rights and price or prices, if any, for shares of the series.

(f)

The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g)

The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

(h)

Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i)

Restrictions on the issuance of shares of the same series or of any other class or series.

(j)

The voting rights, if any, of the holders of shares of the series.

(k)

Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

3.

Common Stock.  The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.  Each share of the Common Stock shall be equal to each other share of Common Stock.  The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

4.

Voting Rights.  Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.  At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.  It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

5.

Denial of Preemptive Rights.  No stockholder of the Company shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

ARTICLE V

Election of Directors

1.

Number.  The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors.  The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors, but at no time shall be less than three.

2.

Vacancies.  Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation, or removal.  Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.

Removal of Directors.  Except as otherwise provided in any Preferred Stock Designation, any director may be removed, with or without cause, from office only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

ARTICLE VI

Powers of the Board of Directors

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(a)

To authorize and cause to be executed mortgages and liens upon the real and personal property of the Company.

(b)

To set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

(c)

The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Company.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  The Bylaws of the Company may provide that in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors, or in the Bylaws of the Company, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by this chapter to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the Company.

(d)

When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Company.

ARTICLE VII

Receivers and Trustees

Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Company or of any creditor or stockholder thereof, on the application of any receiver or receivers appointed for the Company under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Company under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Company, as the case may be, and also on the Company.

ARTICLE VIII

Bylaws

Bylaws of the Company may be adopted, amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.  Such Bylaws may contain any provision for the regulation and management of the affairs of the Company and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of Incorporation.

ARTICLE IX

Amendment of Certificate of Incorporation

The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X

Existence

The Company is to have perpetual existence.

ARTICLE XI

Limitation of Liability

A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his fiduciary duty as a director; provided, however, that this Article XI shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit.

If the DGCL is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended.  Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

ARTICLE XII

Business Combinations with Interested Stockholders

The Company shall be governed by Section 203 of the DGCL.

ARTICLE XIII

Indemnification

The Company shall indemnify each director and officer of the Company who may be indemnified, to the fullest extent permitted by Section 145 of the DGCL (“Section 145”), as it may be amended from time to time, in each and every situation where the Company is obligated to make such indemnification pursuant to Section 145.  In addition, the Company shall indemnify each of the Company's directors and officers in each and every situation where, under Section 145, the Company is not obligated, but is permitted or empowered, to make such indemnification.  The Company may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by such section.  The Company shall promptly make or cause to be made any determination which Section 145 requires.

ARTICLE XIV

Transactions with Interested Parties

No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of

Directors, or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee, which authorizes the contract or transaction.

IN WITNESS HEREOF, the undersigned has hereunto set his hand on September 25, 2015.

GOLDLAND HOLDINGS CO.

By :/s/ Paul Parliament

    Paul Parliament, President

THE STATE OF FLORIDA

*

COUNTY OF BROWARD

*

The undersigned Notary Public in and for said State does hereby certify that on this 25th day of September, 2015, personally appeared before me Paul Parliament, the President of GOLDLAND HOLDINGS CO., a Delaware corporation, known to me to be the person who executed the foregoing instrument, who being by me first duly sworn, declared and acknowledged upon oath that he signed the foregoing instrument in the capacity stated, and as his act and deed or the act and deed of the corporation, and that the facts stated therein are true.

IN WITNESS WHEREOF, I have placed my hand and affixed my notary seal this 25th day of September, 2015.

Notary Public for the State of Florida

STAMP: BRENDA BUCKLEY

Commission # EE875026

Expires: March 30, 2017

Bonded Notary Services

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Annex F

Amended and Restated Certificate of Incorporation in existence before September 25, 2015

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

Goldland Holdings Co., a corporation organized and existing under and by virtue of the laws of the State of Delaware, does hereby certify:

FIRST:  The name of the corporation is Goldland Holdings Co.

SECOND:  The Board of Directors of Goldland Holdings Co. approved and adopted by written consent resolutions to amend the Certificate of Incorporation of said corporation. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Corporation that its Certificate of Incorporation be amended as follows:

1)  That Article Fourth of the Certificate of Incorporation be amended and restated to read in its entirety as follows:

FOURTH: The total number of shares of all classes of stock, which the Corporation shall have authority to issue, is 1,005,000,000 shares, consisting of (i) 1,000,000,000 shares of Common Stock, $.0001 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.0001 par value per share ("Preferred Stock").

Effective as of the close of business on February 24, 2014 (the “Effective Time”), each ten (10) shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant to a reverse stock split (the “Reverse Split”), into one (1) share of the Company’s outstanding Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below.

Each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (“Old Certificates”) shall be entitled to receive upon surrender of such Old Certificates to the Company’s transfer agent for cancellation, a certificate or certificates (the “New Certificates”) representing the number and class of whole shares of the New Common Stock into and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are converted under the terms hereof. From and after the Effective Time, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares of the appropriate class.  No certificates or script representing fractional shares interests in New Common Stock will be issued, and no cash payments will be made therefore.  In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, the holder will receive one (1) whole share of the Company’s New common Stock.  If more than one (1) Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company’s transfer agent determines that a holder of Old Certificates has not surrendered all of his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that consideration for fractional shares for any one person shall not exceed the value of one (1) share of New Common Stock.  If any New Certificate is to be issued in a name other than the name in which the Old Certificate was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock or transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable.

THIRD:  The foregoing amendments were consented to and authorized by the written consent of the holders of a majority of the issued and outstanding stock entitled to vote.

FOURTH:  The foregoing amendment shall be effective on February 24, 2014.

IN WITNESS WHEREOF, said Goldland Holdings Co. has caused this Certificate of Amendment to be signed by Pierre Quilliam, the corporation’s chief executive officer, this  15th day of January 2014.

__________________________________

Pierre Quilliam, Chief Executive Officer

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Annex G

Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016

GOLDLAND HOLDINGS CO.

EMPLOYEES, OFFICERS, DIRECTORS, AND CONSULTANTS STOCK PLAN FOR THE YEAR 2016

1.

Introduction.  This Plan shall be known as the “Goldland Holdings Co. Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016” and is hereinafter referred to as the “Plan.”  The purposes of this Plan are to enable Goldland Holdings Co., a Delaware corporation (the “Company”), to promote the interests of the Company and its stockholders by attracting and retaining Employees, Directors, and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company’s stockholders, by paying their retainer or fees in the form of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

2.

Definitions.  The following terms shall have the meanings set forth below:

“Board” means the Board of Directors of the Company.

“Change of Control” has the meaning set forth in Paragraph 12(d) hereof.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.  References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

“Committee” means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

“Common Stock” has the meaning set forth in Paragraph 1 hereof.

“Company” has the meaning set forth in Paragraph 1 hereof.

“Consultants” means the Company’s consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Deferral Election” has the meaning set forth in Paragraph 6 hereof.

“Deferred Stock Account” means a bookkeeping account maintained by the Company for a Participant representing the Participant’s interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

“Delivery Date” has the meaning set forth in Paragraph 6 hereof.

“Director” means an individual who is a member of the Board of Directors of the Company.

“Dividend Equivalent” for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

“Effective Date” has the meaning set forth in Paragraph 3 hereof.

“Employee” means any officer or employee of the Company.

“Exchange Act” has the meaning set forth in Paragraph 12(d) hereof.

“Fair Market Value” means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board or the OTC Markets Group Inc. immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined.  If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made.  For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

“Participant” has the meaning set forth in Paragraph 4 hereof.

“Payment Time” means the time when a Stock Award is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

“Stock Award” has the meaning set forth in Paragraph 5 hereof.

“Third Anniversary” has the meaning set forth in Paragraph 6 hereof.

3.

Effective Date of the Plan.  This Plan was adopted by the Board effective March 15, 2016 (the “Effective Date”).

4.

Eligibility.  Each individual who is an Employee, Director, or Consultant on the Effective Date and each individual who becomes an Employee, Director, or Consultant thereafter during the term of this Plan shall be a participant (the “Participant”) in this Plan, in each case during such period as such individual remains an Employee, Director, or Consultant of the Company or any of its subsidiaries.  Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

5.

Grants of Shares.  Commencing on the Effective Date, the amount of compensation or bonus for service to the Participants shall be payable in shares of the Common Stock (the “Stock Award”) pursuant to this Plan.  The deemed issuance price of shares of the Common Stock subject to each Stock Award shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant.  In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Award shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

6.

Deferral Option.  From and after the Effective Date, a Participant may make an election (a “Deferral Election”) on an annual basis to defer delivery of the Stock Award specifying which one of the following ways the Stock Award is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the “Third Anniversary”), (b) on the date upon which the Participant ceases to be a Participant for any reason (the “Departure Date”) or (c) in five equal annual installments commencing on the Departure Date (the “Third Anniversary” and “Departure Date” each being referred to herein as a “Delivery Date”).  Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

7.

Deferred Stock Accounts.  The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Award to which the Deferral Election relates.  So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

8.

Delivery of Shares.

(a)

The shares of the Common Stock in a Participant’s Deferred Stock Account with respect to any Stock Award for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date.  Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares.  If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share.  If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant’s estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant’s estate immediately.  References to a Participant in this Plan shall be deemed to refer to the Participant’s estate or legal guardian, where appropriate.

(b)

The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, the “Trust”) to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8.  However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Awards to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company’s obligations under this Paragraph 8.

9.

Share Certificates; Voting and Other Rights.  The certificates for shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

10.

General Restrictions.

(a)

Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

(i)

Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

(ii)

Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

(iii)

Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

(b)

Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

11.

Shares Available.  Subject to Paragraph 12 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Awards pursuant to this Plan is 50,000,000.  Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

12.

Adjustments; Change of Control.

(a)

In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a “Transaction”), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

(b)

If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes.  Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

(c)

In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant’s Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant’s Deferred Stock Account; and (iii) this Plan shall be terminated.

(d)

For purposes of this Plan, Change of Control shall mean any of the following events:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the “Outstanding Company Common Stock”), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

(ii)

Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)

Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation (A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

(iv)

Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

13.

Administration; Amendment and Termination.

(a)

The Plan shall be administered by the Compensation Committee (the “Committee”) of, or appointed by, the Board of Directors of the Company (the “Board”).  The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent.  A majority of its members shall constitute a quorum.  The Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board.  The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan to administer all aspects of the Plan.  All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

(b)

The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company’s stockholders, provided that, to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company’s stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.  The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

14.

Term of Plan.  No shares of the Common Stock shall be issued, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.  This Plan was adopted by the Board effective March 15, 2016, and shall expire on March 15, 2026.

15.

Governing Law.  This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

16.

Information to Shareholders.  The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

17.

Miscellaneous.

(a)

Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s stockholders or to limit the rights of the stockholders to remove any Director.

(b)

The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

IN WITNESS WHEREOF, this Plan has been executed effective as of March 15, 2016.

GOLDLAND HOLDINGS CO.

By  /s/ Paul Parliament

    Paul Parliament, Chief Executive Officer

========================================================================================================

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 10-K/A

(Amendment No. 3 to Form 10-K)

(Mark One)

[X]

ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2015.

[  ]

TRANSITION REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from January 1, 2015 to December 31, 2015

Commission File No. 000-53505

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)
Delaware	26-1266967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)
Registrant’s telephone number, including area code: (716) 803-0621

Securities registered under Section 12(b) of the Exchange Act:	None

Securities registered under Section 12(g) of the Exchange Act:	Common stock, par value $0.0001 per share
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes [ ] No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  Yes [ ] No [X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days.  Yes [X] No [ ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes [ ] No [ X]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  [  ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ]	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12(b)-2 of the Exchange Act).  Yes [ ] No [X]

The aggregate market value of the registrant’s common stock held by non-affiliates of the registrant on February 29, 2016 (based on the closing sale price of $0.0396 per share of the registrant’s common stock, as reported on the OTCPK operated by The OTC Markets Group, Inc. on that date) was approximately $10,430,870.  The stock price of $0.0396 at February 29, 2016, takes into account a one for 10 reverse stock split on March 6, 2014.  Common stock held by each officer and director and by each person known to the registrant to own five percent or more of the outstanding common stock has been excluded in that those persons may be deemed to be affiliates.  This determination of affiliate status is not necessarily a conclusive determination for other purposes.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date.  At February 29, 2016, the registrant had outstanding 263,405,812 shares of common stock, par value $0.0001 per share.

i

EXPLANATORY NOTE (III )

On April 14, 2016, and April 15, 2016, we filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.  At the time of the filing of the Annual Report on Form 10-K and the subsequent filing of Form 10-K/A, amendments No 1. and No. 2, we did not properly check the following boxes:

- Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days.  Yes [] No []

- Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes [] No []

This Amendment No. 3 to our Annual Report on Form 10-K/A is being filed to properly reflect the answers posed by the above instructions to check boxes, that were improperly checked on the filings made on April 14, 2016, and April 15, 2016, with the Securities and Exchange Commission with respect to our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The filing of this Form 10-K/A, Amendment No. 3, is not an admission that our Form 10-K and Form 10-K/As filed on April 14, 2016, and April 15, 2016, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Annual Report on our Form 10-K and Form 10-K/As filed on April 14, 2016, and April 15, 2016.  We have not updated the disclosures in this Form 10-K/A, Amendment No. 3, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

In the interest of clarity, we have decided to file this Form 10-K/A, Amendment No. 3, in its entirety due to the changes that we have made.

XBRL EXPLANATORY NOTE (II )

The purpose of Amendment to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2015 was to submit Exhibit 101 in accordance with Rule 405 of Regulation S-T. Exhibit 101 consists of the Interactive Data Files relating to this Amendment No. 1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2015.

Table of Contents

PART I

1

Item 1.

Business.

4

Item 1A.

Risk Factors.

9

Item 1B.

Unresolved Staff Comments.

15

Item 2.

Properties.

15

Item 3.

Legal Proceedings.

17

Item 4.

(Removed and Reserved).

17

PART II

17

Item 5.

Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

17

Item 6.

Selected Financial Data.

22

Item 7.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

22

Item 7A.

Quantitative and Qualitative Disclosures About Market Risk.

26

Item 8.

Financial Statements and Supplementary Data.

26

Item 9.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

26

Item 9A.

Controls and Procedures.

27

Item 9A(T).

Controls and Procedures.

27

Item 9B.

Other Information.

27

PART III

28

Item 10.

Directors, Executive Officers and Corporate Governance.

28

Item 11.

Executive Compensation.

33

Item 12.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

35

Item 13.

Certain Relationships and Related Transactions and Director Independence.

38

Item 14.

Principal Accounting Fees and Services.

38

PART IV

39

Item 15.

Exhibits, Financial Statement Schedules.

39

2

EXPLANATORY NOTE (I)

On April 6, 2016, Goldland Holdings, Co. (the “registrant”) changed its corporate name to Bravo Multinational Incorporated.  On March 22, 2016, the board of directors of the registrant, pursuant to Section 242 of the Delaware General Corporation Law, determined it was in the best interests of the registrant that the name of the registrant should be changed to Bravo Multinational Incorporated, with such change of name to be effective upon compliance with all regulatory requirements mandated by FINRA.  Further, as a result of the change of the registrant’s name and upon satisfaction of all regulatory requirements, the trading symbol for the shares of the registrant’s common stock should be changed to “BRVO,” and the registrant’s CUSIP identifier be changed to a newly issued number.  FINRA granted its approval of the change of the registrant’s name on April 6, 2015.  As a result of the change of name of the registrant, the registrant’s trading symbol was changed to “BRVO” and the CUSIP identifier was changed to 10568F109.

The registrant filed a Form 8-K with the SEC on April 7, 2016, announcing the change of name, trading symbol, and CUSIP identifier.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In light of the risks and uncertainties inherent in all projected operational matters, the inclusion of forward-looking statements in this Form 10-K, should not be regarded as a representation by us or any other person that any of our objectives or plans will be achieved or that any of our operating expectations will be realized.  Our revenues and results of operations are difficult to forecast and could differ materially from those projected in the forward-looking statements contained in this Form 10-K, as a result of certain risks and uncertainties including, but not limited to, our business reliance on third parties to provide us with technology, our ability to integrate and manage acquired technology, assets, companies and personnel, changes in market condition, the volatile and intensely competitive environment in the business sectors in which we operate, rapid technological change, and our dependence on key and scarce employees in a competitive market for skilled personnel.  These factors should not be considered exhaustive; we undertake no obligation to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3

PART I

Except for historical information, this report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses.  Such forward-looking statements include, among others, those statements including the words “expects,” “anticipates,” “intends,” “believes” and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section “Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances taking place after the date of this document.

Item 1.Business.

Company Overview

We were originally formed as Montrose Ventures, Inc. in the State of Delaware on May 25, 1989.  On April 23, 1996, our name was changed to Java Group, Inc., which tried and failed to start a chain of coffee bars.  On September 1, 2004, our name was changed to Consolidated General Corp., which tried to buy tier 2 and 3 professional sports teams, including the Vancouver Ravens lacrosse team and the San Diego Soccers soccer team.  On August 7, 2007, our name was changed to Goldcorp Holdings Co.  On October 15, 2010, our name was changed to GoldLand Holdings Co.  On April 6, 2016, our name was changed to Bravo Multinational Incorporated.

Former Business

Over the years, and prior to our entry into the business of the leasing of gaming equipment described below, we have been engaged in the business of leasing mining claims.  On September 14, 2007, we acquired an interest in 174.82 acres of land on War Eagle Mountain in Idaho from Bisell Investments Inc. and New Vision Financial Ltd., two of our then major stockholders, for a total of 90,000,000 shares of our common stock.  We acquired a 100% interest in 103 acres, and a 29.167% interest in 76.63 acres, respectively.  We also leased five placer claims on War Eagle Mountain from the U.S. Bureau of Land Management (the “BLM”), each of which covered approximately 20 acres, or approximately 100 acres in total.  Subsequently, as a result of a survey we allowed our original BLM claims to lapse, and reapplied for new lode claims that are better oriented in the direction of the three veins in the mountain.  As a result, we own 14 unpatented lode claims covering 262.85 acres and 76.63 acres within seven patented claims with a 29.167% ownership interest.  We may look to expand on our mining claims holdings in the future.

For a complete discussion of the mining activities on our mining claims conducted by other parties, please see our previous Form 10-Ks, 10-Qs, and 8-Ks filed with the SEC.  However it should be noted that at no time was Goldland Holdings a mining operator.  As descried above, Goldland Holdings owns and or maintains mining claims which are leased to a third party. Since the mining operations of our lessee no longer have any relevance to our new business of the leasing of gaming equipment, we will only include financial information relating to revenues, expenses, and results of operations and other relevant information with respect to the former mining activities of the lessee of our mining properties.

Current Business

We are currently engaged in the business of the leasing of gaming equipment.  On September 19, 2013, Universal Equipment SAS, Inc., our wholly-owned subsidiary, entered into an asset purchase agreement to acquire certain gaming equipment from Universal Entertainment SAS, Ltd., a corporation formed under the laws of the Country of Colombia, for 17,450,535 shares of our common stock (post reverse-split on March 6, 2014).  The closing occurred on March 6, 2014.  The gaming equipment includes approximately 67 video poker and slot machines; eight blackjack and miscellaneous game tables, and related furniture and equipment; roulette table and related furniture and equipment; bingo equipment and furniture; casino chips, bill acceptors, coin counter and related equipment, and miscellaneous office equipment, like chairs and tables.

Upon closing of the acquisition of the gaming equipment, through our wholly owned subsidiary Universal Entertainment SAS, Inc. on March 6, 2014, we leased the gaming equipment to Vomblom & Pomare S.A., a company formed under the laws of the Country of Colombia, and controlled by Claudia Fuentes Robales, pursuant to a lease agreement which provided for lease payments of $700,000 per year, payable in the amount of $58,333 per month, with a term of five years with one five year renewal option.  The gaming equipment was to be used primarily in the operation of a casino that is owned and operated by the lessee on San Andres Isla, Colombia.  However, some of the gaming equipment, such as video poker and slot machines, could have been placed in retail locations under agreements with the retail merchants to divide winnings from the machines.

The above referred to lease agreement was cancelled by Universal Equipment SAS, Inc., on June 18, 2015, due to non-payment of the lease payments.  We are now assessing new opportunities for the leasing of the gaming equipment.

Risks Related to Our Gaming Equipment Operations

We are affected by the risks faced by foreign casino owners who we expect will be our future customers.  Our prospective gaming machine customers are engaged in economically sensitive and competitive businesses.  As a result, we will be indirectly affected by all the risks facing foreign casino owners, which are beyond our control.  Our results of operations will depend, in part, on the financial strength of our customers and our customers’ ability to compete effectively in the marketplace and manage their risks.  Many of these risks are discussed below.

4

Reductions in Consumer and Corporate Spending.  Consumer demand for hotel/casino resorts, trade shows and conventions, and for luxury amenities is particularly sensitive to downturns in the economy and the corresponding impact on discretionary spending on leisure activities.  Changes in discretionary consumer spending or corporate spending on conventions and business travel could be driven by many factors, such as perceived or actual general economic conditions; any further weaknesses in the job or housing market; additional credit market disruptions; high energy, fuel and food costs; the increased cost of travel; the potential for bank failures; perceived or actual disposable consumer income and wealth; fears of recession and changes in consumer confidence in the economy; or fears of war and future acts of terrorism.  These factors could reduce consumer and corporate demand for the luxury amenities and leisure activities of our customers, thus imposing additional limits on pricing and harming our operations.

Regulations Affecting Casinos.  Casinos are subject to extensive regulation and the cost of compliance or failure to comply with such regulations may have an adverse effect on their business, financial condition, results of operations or cash flows.  Casinos are required to obtain and maintain licenses from the jurisdictions in which they operate, and are subject to extensive background investigations and suitability standards.  In some cases, a casino license may be subject to revocation at any time by government officials.  There can be no assurance that our prospective casino customers will be able to obtain new licenses or renew any of their existing licenses, or that if such licenses are obtained, that such licenses will not be conditioned, suspended or revoked.  The loss, denial or non-renewal of any of their licenses could have a material adverse effect on their and our business, financial condition, results of operations or cash flows.

Casinos are Subject to Anti-Money Laundering Laws.  Our prospective casino customers will deal with significant amounts of cash in their operations and will be subject to various reporting and anti-money laundering regulations.  Any violation of anti-money laundering laws or regulations, or any accusations of money laundering or regulatory investigations into possible money laundering activities, by any of the properties, employees, or customers of our prospective casino customers could have a material adverse effect on their financial condition, results of operations or cash flows.

Travel Concerns.  Casinos are sensitive to the willingness of customers to travel.  Only a small amount of our potential casino customers’ business will be generated by local residents.  Most of their customers travel to reach their properties.  Acts of terrorism may severely disrupt domestic and international travel, which would result in a decrease in customer visits to our potential customers’ properties.  Regional conflicts could have a similar effect on domestic and international travel.  We cannot predict the extent to which disruptions in air or other forms of travel as a result of any further terrorist act, outbreak of hostilities or escalation of war would have on our potential casino customers’ financial condition, results of operations or cash flows.

Win Rates.  Win rates for casinos gaming operations depend on a variety of factors, some beyond their control.  Consequently, the winnings of a casino’s gaming customers could exceed the casino’s winnings.  The gaming industry is characterized by an element of chance.  In addition to the element of chance, win rates are also affected by other factors, including the players’ skill and experience, the mix of games played, the financial resources of the players, the spread of table limits, the volume of bets placed and the amount of time played.  Our potential casino customers’ gaming profits are expected to mainly derive from the difference between their casino winnings and the casino winnings of their gaming customers.  Since there is an inherent element of chance in the gaming industry, our potential casino customers will not have full control over their winnings or the winnings of their gaming customers.  If the winnings of their gaming customers exceed their winnings, they may record a loss from gaming operations, which could have a material adverse effect on their (and our) business, financial condition, results of operations and cash flows.

Fraud and Cheating Issues.  Casinos face the risk of fraud and cheating.  Our potential casino customers’ will most likely face attempts by some of their customers to commit fraud or cheat in order to increase winnings.  Acts of fraud or cheating could involve the use of counterfeit chips or other tactics, possibly in collusion with a casino’s employees.  Internal acts of cheating could also be conducted by employees through collusion with dealers, surveillance staff, floor managers or other casino or gaming area staff.  Failure to discover such acts or schemes in a timely manner could result in losses to our potential casino customers gaming operations.  In addition, negative publicity related to such schemes could have an adverse effect on our potential casino customers’ reputations, likely causing a material adverse effect on their (and our) business, financial condition, results of operations and cash flows.

5

Limited Markets.  Because we expect to be dependent primarily upon gaming operations in two markets,   Central and South America, initially in Columbia, for all of our cash flow, we will be subject to greater risks than competitors with more casino customers or which operate in more markets.  We do not currently have any casino equipment leasing operations.  As a result, we do not have any current cash flow from operations.

Given that our operations are initially expected to be conducted only in Columbia, we will be subject to greater degrees of risk than competitors with more operating properties or that operate in more markets.  The risks to which we will have a greater degree of exposure will include the following:

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Local economic and competitive conditions;

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Inaccessibility due to inclement weather, road construction or closure of primary access routes;

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Decline in air passenger traffic due to higher ticket costs or fears concerning air travel;

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Changes in local and state governmental laws and regulations, including gaming laws and regulations;

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Natural or man-made disasters, or outbreaks of infectious diseases;

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A decline in the number of visitors to San Andres Isla, Columbia, where we expect to commence operations.

Tax Laws and Regulations.  Changes in tax laws and regulations could impact our financial condition and results of operations.  We will be subject to taxation and regulation by various governmental agencies, primarily in Columbia, and other Central and South American countries, and the United States (federal, state and local levels).  From time to time, U.S. federal, state, local and foreign governments make substantive changes to tax rules and the application of these rules, which could result in higher taxes than would be incurred under existing tax law or interpretation.  In particular, governmental agencies may make changes that could reduce the profits that we can effectively realize from our non-U.S. operations.  Like most U.S. companies, our effective income tax rate will reflect the fact that income earned and reinvested outside the U.S. is taxed at local rates, which are often lower than U.S. tax rates.  If changes in tax laws and regulations were to significantly increase the tax rates on non-U.S. income, these changes could increase our income tax expense and liability, and therefore, could have an adverse effect on our effective income tax rate, financial condition and results of operations.

Financial Markets Financing Concerns.  Disruptions in the financial markets could have an adverse effect on our ability to raise additional financing.  To expand our casino equipment leasing business, we will need to finance the purchase of new casino equipment.  We currently do not have any arrangements to obtain debt or equity capital to finance new equipment purchases, and if we do not obtain such capital we may be unable to expand our anticipated operations.  Severe disruptions in the commercial credit markets in the recent past have resulted in a tightening of credit markets worldwide.  Liquidity in the global credit markets was severely contracted by these market disruptions, making it difficult and costly to obtain new lines of credit or to refinance existing debt.  The effect of these disruptions was widespread and difficult to quantify.  While economic conditions have recently improved, that trend may not continue and the extent of the current economic improvement is unknown.  Any future disruptions in the commercial credit markets may impact liquidity in the global credit market as greatly, or even more, than in recent years.

Our business and financing plan may be dependent upon completion of future financings.  If the credit environment worsens, it may be difficult to obtain any additional financing on acceptable terms, which could have an adverse effect on our ability to complete our planned projects, and as a consequence, our results of operations and business plans.  Should general economic conditions not improve, if we are unable to obtain sufficient funding or applicable government approvals such that completion of planned projects is not probable, or should management decide to abandon certain projects, all or a portion of our investment to date in our planned projects could be lost and would result in an impairment charge.

Currency Risks.  Our potential casino customers will be subject to currency risks.  Our gaming equipment lease provides for lease payments in U.S. dollars, while our lessees will conduct business in the currency of the country where the lessee is located.  Accordingly, our lessees’ ability to make lease payments will be subject to our lessees’ ability to convert the foreign currency into U.S. dollars.  As a result, our lessee’s ability to make lease payments will be subject to fluctuations in the exchange rate of the applicable foreign currency against the U.S. dollar, as well as local laws and regulations which may limit or impair a foreign person or entity’s ability to convert the subject foreign currency to U.S. dollars.

Our Legal Rights and Remedies are Uncertain in the Event of a Default by a Lessee.  In the event we are required to take any legal action under a lease of our casino equipment, such as to repossess our equipment, we would be required to do so in the courts, and under the laws, of the country where the equipment is located.  The legal systems of foreign countries may not allow for the repossession of equipment as quickly and as cost-effectively as in the U.S., with the result that we may face greater delays and expenses in exercising any rights under our leases.  Consequently, losses due to a default by a lessee may be greater than otherwise would be the case.

Conflict of Interest.  Paul Parliament, our chairman, president, chief executive officer, and director, has an indirect conflict of interest inasmuch as he has a private business relationship with Game Touch Technologies Inc., a company controlled by one of our consultants and current major stockholder, Julios Kosta, from whom Mr. Parliament purchased gaming equipment.  Game Touch has no business relationship with Goldland Holdings.

Competition

To the extent we expand leasing our casino equipment to more than one operator we will face competition from casino equipment suppliers, leasing affiliates of casino equipment suppliers, and independent leasing companies.  Most of our potential competitors have far greater resources than we have and have far greater experience in the casino industry than we possess.

Markets and Major Customers

While all casinos need casino equipment, we define our market as casinos in Central and South America, which we believe is an underserved market.  Currently, we do not have any customers.

Seasonality of Business

Because we intend to lease our gaming equipment pursuant to master leases, we do not expect that our revenues and earnings from our casino equipment line of business will be affected by seasonal factors.  However, casino lessees may be located in resort or vacation locations, which make their operations subject to seasonal fluctuations, which may affect our cash flows.

Regulations

The gaming industry is subject to extensive governmental regulation by federal, state and local governments, as well as tribal officials or organizations and foreign governments.  While the regulatory requirements vary by jurisdiction, most require:

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Licenses and/or permits;

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Findings of suitability for the operator, as well as individual officers, directors, major shareholders, and key employees;

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Documentation of qualifications, including evidence of financial stability; and

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Other required approvals for manufacturers or distributors of gaming equipment and services, including but not limited to new product approvals.

Gaming laws and regulations serve to protect the public and ensure that gaming related activity is conducted honestly, competitively, and free of corruption.  Regulatory oversight additionally ensures that the local authorities receive the appropriate amount of gaming tax revenues.

Certain regulators not only govern the activities within their jurisdiction, but also monitor activities in other jurisdictions to ensure that the operator complies with local standards on a worldwide basis.  For example, the State of Nevada requires that its licensees maintain Nevada standards for all operations worldwide.  Violations of laws in one jurisdiction could result in disciplinary action in other jurisdictions.  We will require that our potential lessees maintain any required licenses to use our equipment in their facilities.

Since we do not manufacture gaming equipment, we are not subject to license requirements applicable to gaming equipment manufacturers.

Patents and Intellectual Property

We do not have any patents or trademarks.

Impact of Inflation

We are affected by inflation along with the rest of the economy.  Specifically, our costs to operate a company whose shares are publicly traded.

Adequacy of Working Capital

We will apply great efforts to raise though equity or debt offerings what we feel is sufficient working capital for our intended business plan by various means.  If we are not able to raise additional capital, we would not be able to continue operations and our business may fail.

Our Financial Results May Be Affected by Factors Outside of Our Control

Our future operating results may vary significantly from quarter to quarter due to a variety of factors, many of which are outside our control.  Our anticipated expense levels are based, in part, on our estimates of future revenues and may vary from projections.  We may be unable to adjust spending rapidly enough to compensate for any unexpected revenues shortfall.  Accordingly, any significant shortfall in revenues in relation to our planned expenditures would materially and adversely affect our business, operating results, and financial condition.  Further, we believe that period-to-period comparisons of our operating results are not necessarily a meaningful indication of future performance.

Key Personnel

Our future financial success depends to a large degree upon the personal efforts of our key personnel, Paul Parliament, our chairman, president, chief executive officer, and director, Martin Wolfe, our chief financial officer, principal accounting officer, and director, Douglas Brooks, our vice president and director, and Richard Kaiser, our secretary and corporate governance officer, all of whom will play a major role in securing the services of those persons who can develop our business strategy upon receipt of sufficient funds to pay for such services either from success through receipt of funds from earnings, borrowing or sales of our securities.  While we intend to employ additional management and marketing personnel in order to minimize the critical dependency upon any one person, there can be no assurance that we will be successful in attracting and retaining the persons needed.  We have employment agreements with each of Messrs. Parliament, Wolfe, Brooks, and Kaiser, and consulting agreements with FMW Media Works Inc., Vincent Caruso, Stephen Simon, and Delaney Equity Group, LLC.  See ““Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations - Consulting Agreements.”

Adequacy of Working Capital

We hope to generate sufficient capital to fund our business plan through investments in our securities, revenues from operations, or borrowings.  See Item 7.  “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financing Activities.”  If we are not able to raise additional capital as described above, we would not be able to continue and our business would fail.  As of the date of this report, we do not have any commitments for financing.

Employees

As of the date of this report, we have four employees, Paul Parliament, our chairman, president, chief executive officer, and director, Martin Wolfe, our chief financial officer, principal accounting officer, and director, Douglas Brooks, our vice president and director, and Richard Kaiser, our secretary and corporate governance officer.  We currently anticipate that we will not hire any additional employees over the next 12 months.  As our operations expand, we will need to employ additional personnel.  We do not feel that we would have any difficulty in locating needed help.

From time-to-time, we anticipate that we will use the services of independent contractors and consultants to support our business development and who have experience in the leasing of gaming equipment in Central and South America, such as Julios Kosta, one of our major stockholders.  We believe our future success depends in large part upon the continued service of our senior management personnel and our ability to attract and retain highly qualified managerial personnel.

Transfer Agent

Our transfer agent is Transfer Online Inc. whose address is 512 SE Salmon Street, Portland, Oregon 97214, and telephone number (503) 227-2950.

Company Contact Information

Our principal executive offices are located at 590 York Road, Unit 3, Niagara On The Lake, Ontario, CANADA L0S 1J0, telephone (716) 803-0621.  Our Internet website is currently under construction.  The information to be contained in our Internet website shall not constitute part of this report.

Item 1A. Risk Factors.

Risks Relating to Our Business

Inasmuch as mining operations by our lessee have been terminated on our mining leases, the following discussion of Risk Factors relates only to our gaming equipment leasing business going forward.  However, we do still own 14 unpatented lode claims covering 262.85 acres and 76.63 acres within seven patented claims with a 29.167% ownership interest.  We will maintain their status for the foreseeable future.

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” the “company” or “Goldland Holdings” are to the business of Bravo Multinational Incorporated and our wholly-owned subsidiaries, Universal Entertainment SAS, Inc. and Bravo Gaming Corporation.

We are a holding company of several affiliated companies, with limited operating businesses.

Goldland Holdings has no recent operating history upon which you can evaluate our gaming equipment business and prospects.  You must consider the risks and uncertainties frequently encountered by companies whose businesses deal with gaming equipment leasing.  If we are unsuccessful in addressing these risks and uncertainties, our business, results of operations and financial condition will be materially and adversely affected.

Our auditors have stated we may not be able to stay in business.

Our auditors have issued a going concern opinion, which means that there is substantial doubt that we can continue as an ongoing business for the next 12 months.  Unless we can raise additional capital, we may not be able to achieve our objectives and may have to suspend or cease operations.  See “Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  In the future, we may raise additional capital though equity or debt offerings.

Our future revenues are unpredictable and our quarterly operating results may fluctuate significantly.

Although Goldland Holdings was incorporated in 1989, we have had only a limited operating history, and have no recent revenues.  We cannot forecast with any degree of certainty whether our proposed gaming equipment leasing business will ever generate revenue or the amount of revenue to be generated.  In addition, we cannot predict the consistency of our quarterly operating results.

We estimate that we will need at least $300,000 to fund our operations over the next 12 months, in addition to repaying or refinancing promissory notes, which are due within 12 to 24 months.  The outstanding liabilities include $158, 498 due to directors.

We may have difficulty in attracting and retaining management and outside independent members to our board of directors as a result of their concerns relating to their increased personal exposure to lawsuits and stockholder claims by virtue of holding these positions in a publicly held company.

Our shares of common stock are publicly traded on the “OTCPK” operated by OTC Markets Group, Inc. discussed below.  The directors and management of publicly traded corporations are increasingly concerned with the extent of their personal exposure to lawsuits and stockholder claims, as well as governmental and creditor claims which may be made against them, particularly in view of recent changes in securities laws imposing additional duties, obligations and liabilities on management and directors.  Due to these perceived risks, directors and management are also becoming increasingly concerned with the availability of directors and officers’ liability insurance to pay on a timely basis the costs incurred in defending such claims.  We currently do not carry directors and officers’ liability insurance.  Directors and officers’ liability insurance has recently become much more expensive and difficult to obtain.  If we are unable to provide directors and officers’ liability insurance at affordable rates or at all, it may become increasingly more difficult to attract and retain qualified outside directors to serve on our board of directors.

Compliance with changing regulation of financial reporting, corporate governance and public disclosure may result in additional expenses and diversion of management time and attention from operational activities.

Compliance with changing laws, regulations and standards relating to financial reporting, corporate governance and public disclosure, including new accounting standards, SEC regulations, and FINRA (Financial Industry Regulatory Authority) rules, are time consuming and expensive.  We have spent substantial amounts of management time and have incurred substantial legal and accounting expense in the past in complying with these federal securities laws.  Complying with these laws and regulations also creates uncertainty for companies such as ours.  These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity.  As a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies, which could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.

Any claims or threats of litigation could distract us from business operations and strategic planning, and costs of litigation or settlement could adversely affect our financial condition or results of operations.

Any claims made or litigation commenced against us, or our officers or directors, may distract our board of directors, management, or other key employees from business operations and strategic planning.  There may also be an increase versus prior periods in potential claims or litigation relative to our operational growth.  Claims resolution frequently entails a cost/benefit analysis, which would include consideration of the potential risks, expenses and impact to business operations.  We may determine to litigate or settle such claims (including threatened claims) even if we believe those claims have little or no merit.  The cost of litigation or settlements could adversely affect our financial condition or our results of operations.

We have a very small management team and the loss of any member of this team may prevent us from implementing our business plan in a timely manner; our management has substantial outside business interests.

We have four executive officers and a limited number of additional consultants.  Our success depends largely upon the continued services of Paul Parliament, our chairman, president, chief executive officer, and director, Martin Wolfe, our chief financial officer, principal accounting officer, and director, Douglas Brooks, our vice president and director, and Richard Kaiser, our secretary and corporate governance officer.  We need additional executive personnel in order to fulfill our business plan and satisfy our reporting obligations as a public company in a timely fashion.  We do not maintain key person life insurance policies on the lives of any of our officers.  The loss of any of our officers could seriously harm our business, financial condition and results of operations.  In such an event, we may not be able to recruit personnel to replace our officers in a timely manner, or at all, on acceptable terms.

Furthermore, the employment agreements with our executive officers permit them to have outside business interests, such that they are not required to devote 100% of their working time to our business.  Mr. Parliament estimates that he spends about 80% of his working time on activities related to the activities of Bravo Multinational Incorporated .  Mr. Wolfe estimates that he spends about 60% of his working time on our activities.  Mr. Brooks estimates that he spends about 60% of his working time on activities of Bravo Multinational Incorporated .  Mr. Kaiser estimates that he spends about 60% of his working time on activities of Bravo Multinational Incorporated .  The fact that Messrs. Parliament, Wolfe, Brooks, and Kaiser have outside business interests could lessen their focus on our business.

We have substantial commitments that may require that we raise capital.

As of December 31, 2015, we had current assets of $441,952 current liabilities of $278,898Included in current assets are prepaid expenses related to a marking agreement capital deficit of $237,914.  A substantial part of our current liabilities consist of debts that we only have to pay if funds are available, such as amounts due related parties of $6,328.  However, we have $168,262 of accounts payable to third parties.  Our officers also have agreed to receive a portion their salaries in the form of shares of our common stock.  If our officers do not agree to receive our stock in payment of their salaries, and we are unable to make payments in cash, we will have to raise capital in order to pay our liabilities, which we expect would be dilutive to existing stockholders.

The continuing uncertainty in national and global economic conditions could negatively affect our business, results of operations and financial condition.

The recent financial crisis affecting the banking system and financial markets and the continuing uncertainty in national and global economic conditions resulted in a tightening in the credit markets, a low level of liquidity in many financial markets and extreme volatility in credit, equity and fixed income markets.  It is difficult to estimate the exact impact of the economic crisis on our business.  There could still be a number of unforeseen or unidentified follow-on effects from these economic developments on our business and our potential casino customers.  National economic risks that we have considered in our planning processes in the past 12 months include risks associated with the inability or unwillingness of banks to fund draws on revolving credit facilities, failure of our potential customers to pay us on a timely basis or at all, and delays in business and litigation-related expenditures by our potential customers.  If the global economy or the U.S. economy remains uncertain or weakens further, the consequences could have an adverse effect on our business, operating results and financial condition.

Risks Relating to Our Mining Properties

As we discussed above, although we still own our mining properties, we do not have a lessee currently conducting operations.  However, there are still some risks associated with our mining properties, including those risks described below.  For a complete discussion of mining operations conducted by our lessee, please see our previous Form 10-Ks, 10-Qs, and 8-Ks filed with the SEC.

We have minimal revenue to date from our mining properties, which may negatively impact our ability to achieve our business objectives.

Since acquiring our mining properties in September 2007, we have experienced losses from our operations.

The properties in which we have an interest do not have any known reserves.

None of the properties in which we have an interest have any known reserves.  To date, we have engaged in only limited preliminary exploration activities on the properties. Accordingly, we do not have sufficient information upon which to assess the ultimate success of our exploration efforts.

Silver Falcon, our lessee, has a limited operating history as a mining company, which may hinder Silver Falcon’s ability to make lease and royalty payments to us.

We do not have any operating history as a mining company upon which to base an evaluation of our current business and future prospects.  We have only owned mining properties since our acquisition of properties on War Eagle Mountain in September 2007.  Silver Falcon has only a limited operating history as a mining company.  Silver Falcon first entered the mining industry when it leased our properties on War Eagle Mountain in October 2007.  We do not have an established history of locating and developing properties that have mining reserves.  Currently, Silver Falcon is in default with respect to our lease and is not conducting any mining operations on our mining properties.

There are uncertainties as to title matters in the mining industry.  Any defects in such title could cause us to lose our rights in mineral properties and jeopardize our business operations.

Our mineral properties consist of private mineral rights, leases covering private lands, leases of patented mining claims and unpatented mining claims. Many of our mining properties in the United States are unpatented mining claims located on lands administered by the U.S. Bureau of Land Management (“BLM”), Idaho State Office to which we have only possessory title.  Because title to unpatented mining claims is subject to inherent uncertainties, it is difficult to determine conclusively ownership of such claims.  These uncertainties relate to such things as sufficiency of mineral discovery, proper location and posting and marking of boundaries, and possible conflicts with other claims not determinable from descriptions of record.  We believe a substantial portion of all mineral exploration, development and mining in the United States now occurs on unpatented mining claims, and this uncertainty is inherent in the mining industry.

The present status of our unpatented mining claims located on public lands allows us the right to mine and remove valuable minerals, such as precious and base metals, from the claims conditioned upon applicable environmental reviews and permitting programs.  We also are generally allowed to use the surface of the land solely for purposes related to mining and processing the mineral-bearing ores.  However, legal ownership of the land remains with the United States.  We remain at risk that the mining claims may be forfeited either to the United States or to rival private claimants due to failure to comply with statutory requirements.  Prior to 1994, a mining claim locator who was able to prove the discovery of valuable, locatable minerals on a mining claim, and to meet all other applicable federal and state requirements and procedures pertaining to the location and maintenance of federal unpatented mining claims, had the right to prosecute a patent application to secure fee title to the mining claim from the Federal government.  The right to pursue a patent, however, has been subject to a moratorium since October 1994, through federal legislation restricting the BLM from accepting any new mineral patent applications.  If we do not obtain fee title to our unpatented mining claims, we can provide no assurance that we will be able to obtain compensation in connection with the forfeiture of such claims.

There may be challenges to title to the mineral properties in which we hold a material interest.  If there are title defects with respect to any properties, we might be required to compensate other persons or perhaps reduce our interest in the affected property.  Also, in any such case, the investigation and resolution of title issues would divert our management’s time from ongoing production, exploration and development programs.

We are required to share our profits derived from properties in which we do not own 100% fee title.

We only own a 29.167% undivided interest in 76.63 acres of land on War Eagle Mountain.  Under Idaho law, we are required to pay the other joint tenant owners of the land their pro rata share of any net revenues we derive from minerals extracted from their property, less operating costs we incur.  We do not have any formal agreement with the majority owners of the 76.63 acres of land on War Eagle Mountain regarding the allocation of revenues between 76.63 acres in which they have an interest and the other acreage we own or lease on War Eagle Mountain, or the determination and allocation of costs properly chargeable against revenues allocated to their interests.  Accordingly, there is a possibility that we may get into disputes with the majority owners of the 76.63 acres of land on War Eagle Mountain, which could adversely affect our profitability.

Risks Relating to Our Stock

Voting control of our shares is possessed by our management team.  Additionally, this concentration of ownership could discourage or prevent a potential takeover of Goldland Holdings that might otherwise result in a stockholder receiving a premium over the market price for his shares.

Paul Parliament, our chairman, president, chief executive officer, and director, Martin Wolfe, our chief financial officer, principal accounting officer, and director, Douglas Brooks, our vice president and director, and Richard Kaiser, our secretary and corporate governance officer, the management team of Bravo Multinational , and its subsidiaries, own approximately 13.78% of the outstanding shares of our common stock.  In addition, Messrs. Parliament, Wolfe, and Kaiser own collectively 2,250,000 shares of our Series A Preferred Stock.  Each share of the Series A Preferred Stock has voting rights equal to 100 shares of our common stock.  As a result, our management team has the power to vote 261,301,216 shares of our common stock, which number exceeds our outstanding shares of our common stock.  Furthermore, Mr. Wolfe owns all of the voting rights of Jack Frydman in 250,000 shares or our Series A Preferred Stock, which gives Mr. Wolfe additional voting rights of 25,000,000 shares of our common stock. Therefore, Messrs. Parliament, Wolfe, Brooks, and Kaiser can control all matters submitted to our stockholders for approval and to control our management and affairs, including extraordinary transactions such as mergers and other changes of corporate control.  Additionally, this concentration of voting power could discourage or prevent a potential takeover of Bravo Multinational that might otherwise result in a stockholder receiving a premium over the market price for his shares.  See “Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Even though our shares are publicly traded, an investor’s shares may not be “free-trading.”

Investors should understand that their shares of our common stock are not “free-trading” merely because Bravo Multinational is a publicly-traded company.  In order for the shares to become “free-trading,” the shares must be registered, or entitled to an exemption from registration under applicable law.

The market price for our common stock will most likely continue to be particularly volatile given our status as a relatively unknown company with a small and thinly traded public float, limited operating history and lack of net revenues which could lead to wide fluctuations in our share price.  The price at which you purchased our common stock may not be indicative of the price that will prevail in the trading market.

The market for our common stock is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future.  As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our stockholders may disproportionately influence the price of those shares in either direction.  The price for our shares could, for example, decline precipitously in the event that a large number of shares of our common stock are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price.

Secondly, we are a speculative or “risky” investment due to our lack of current revenues.  As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer.

An investor may be unable to sell his common stock at or above his purchase price, which may result in substantial losses to the investor.

The following factors may add to the volatility in the price of our common stock: actual or anticipated variations in our quarterly or annual operating results; government regulations, announcements of significant acquisitions, strategic partnerships or joint ventures; our capital commitments; and additions or departures of our key personnel.  Many of these factors are beyond our control and may decrease the market price of our common stock, regardless of our operating performance.  We cannot make any predictions or projections as to what the prevailing market price for our common stock will be at any time, including as to whether our common stock will sustain the current market price, or as to what effect the sale of shares or the availability of common stock for sale at any time will have on the prevailing market price.

We may need to raise additional capital.  If we are unable to raise necessary additional capital, our business may fail or our operating results and our stock price may be materially adversely affected.

We need to secure adequate funding.  We hope to be able to fund our business through the revenues from operations.  If our revenues are insufficient, we will need to raise the necessary capital through equity or debt offerings, which may reduce the value of our outstanding securities.  We may be unable to secure additional financing on favorable terms or at all.

Selling additional shares of our common stock, either privately or publicly, would dilute the equity interests of our stockholders.  If we borrow more money, we will have to pay interest and may also have to agree to restrictions that limit our operating flexibility.  If we are unable to obtain adequate financing, we may have to curtail our operations and our business would fail.

Our issuance of additional common stock in exchange for services or to repay debt would dilute a stockholder’s proportionate ownership and voting rights and could have a negative impact on the market price of our common stock.

Our board of directors may generally issue shares of common stock to pay for debt or services, without further approval by our stockholders based upon such factors as our board of directors may deem relevant at that time.  It is likely that we will issue additional securities to pay for services and reduce debt in the future.  In fact, our current employment agreements with Messrs. Parliament, Wolfe, Brooks, and Kaiser, as well as various consultants, call for the issuance of shares of our common stock to pay a portion, if not all, of the compensation to be due to them.  It is possible that we will issue additional shares of common stock under circumstances we may deem appropriate at the time.

The elimination of monetary liability against our directors, officers and employees under our certificate of incorporation and the existence of indemnification rights for our directors, officers and employees may result in substantial expenditures by Bravo Multinational and may discourage lawsuits against our directors, officers and employees.

Our certificate of incorporation contains provisions which eliminate the liability of our directors for monetary damages to Bravo Multinational and our stockholders.  Our bylaws also require us to indemnify our officers and directors.  We may also have contractual indemnification obligations under our agreements with our directors, officers and employees.  The foregoing indemnification obligations could result in Bravo Multinational incurring substantial expenditures to cover the cost of settlement or damage awards against directors, officers and employees, which we may be unable to recoup.  These provisions and resultant costs may also discourage Bravo Multinational from bringing a lawsuit against directors, officers and employees for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our stockholders against our directors, officers and employees even though such actions, if successful, might otherwise benefit Bravo Multinational and our stockholders.

Absence of dividends.

We have never paid or declared any dividends on our common stock.  Likewise, we do not anticipate paying, in the near future, dividends or distributions on our common stock or our common stock which may be sold in the future.  Any dividends will be declared at the discretion of our board of directors and will depend, among other things, on our earnings, our financial requirements for future operations and growth, and other facts as we may then deem appropriate.

Our directors have the right to authorize the issuance of additional shares of our common stock.

Our directors, within the limitations and restrictions contained in our certificate of incorporation and without further action by our stockholders, have the authority to issue shares of common stock from time to time.  Should we issue additional shares of our common stock at a later time, each stockholder’s ownership interest in our stock would be proportionally reduced.  No stockholder will have any preemptive right to acquire additional shares of our common stock, or any of our other securities.

If we fail to remain current in our reporting requirements, we could be removed from the OTCPK, which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTCPK must be reporting issuers under Section 12 of the Exchange Act, and must be current in their reports under Section 13 of the Exchange Act, in order to maintain price quotation privileges on the OTCPK.  If we fail to remain current in our reporting requirements, we could be removed from the OTCPK.  In such an event, the market liquidity for our securities could be adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Our common stock is subject to the “penny stock” rules of the Securities and Exchange Commission, and the trading market in our common stock will be limited, which would make transactions in our stock cumbersome and may reduce the investment value of our stock.

Our shares of common stock are “penny stocks” because they are not registered on a national securities exchange or listed on an automated quotation system sponsored by a registered national securities association, pursuant to Rule 3a51-1(a) under the Exchange Act.  For any transaction involving a penny stock, unless exempt, the rules require:

•

That a broker or dealer approve a person’s account for transactions in penny stocks; and

•

That the broker or dealer receives from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Securities and Exchange Commission relating to the penny stock market, which, in highlight form:

•

Sets forth the basis on which the broker or dealer made the suitability determination; and

•

That the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules.  This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions.  Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The market for penny stocks has suffered in recent years from patterns of fraud and abuse.

Stockholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse.  Such patterns include:

•

Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

•

Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

•

·

Boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced salespersons;

•

Excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and

•

The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequential investor losses.

Our management is aware of the abuses that have occurred historically in the penny stock market.  Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.  The occurrence of these patterns or practices could increase the volatility of our share price.

Item 1B. Unresolved Staff Comments.

None.

Item 2. Properties.

We sub-lease 1,200 square feet of office space at 590 York Road, Unit 3, Niagara On The Lake, Ontario, CANADA L0S 1J0, from a company owned by Paul Parliament, our chairman and president, under a lease that runs from April 10, 2015, to May 20, 2017, at a rate of $1,860 per month.  We believe that all of our facilities are adequate for at least the next 12 months.  We expect that we could locate other suitable facilities at comparable rates, should we need more space.

A description of our mining properties is included in “Item 1.  Business” and is incorporated herein by reference.  We have written off the cost of the mining properties inasmuch as the value of any future revenue is unknown.  We believe that we have satisfactory title to our mining properties, subject to liens for taxes not yet payable, liens incident to minor encumbrances, liens for credit arrangements and easements and restrictions that do not materially detract from the value of these properties, our interests in these properties, or the use of these properties in a business.  We believe that the mining properties are adequate and suitable for the conduct of a mining business in the future.

Our mining claims are listed below:

Name	Ownership Interest	Type of Claim	Acres
Poorman Lode Claim	29.167%	Patented	3.44
London Lode Claim	29.167%	Patented	17.52
North Empire Lode Claim	29.167%	Patented	1.25
Illinois Central Lode Claim	29.167%	Patented	2.85
South Poorman Lode Claim	29.167%	Patented	20.57
Jackson Lode Claim	29.167%	Patented	10.34
Oso Lode Claim	29.167%	Patented	20.66
Western Horn #3	100%	Unpatented Lode	19.5
Western Horn #4	100%	Unpatented Lode	20
Western Horn #5	100%	Unpatented Lode	20
Western Horn #6	100%	Unpatented Lode	20
Western Horn #8	100%	Unpatented Lode	13.5
Western Horn #9	100%	Unpatented Lode	20
Western Horn #10	100%	Unpatented Lode	20
Western Horn #11	100%	Unpatented Lode	20
Western Horn #12	100%	Unpatented Lode	20
Western Horn #13	100%	Unpatented Lode	20
Western Horn #14	100%	Unpatented Lode	20
Diamond Creek #5	100%	Unpatented Lode	20
Diamond Creek #6	100%	Unpatented Lode	20
Diamond Creek #8	100%	Unpatented Lode	20

A patented mining claim is one which the federal government has passed title to the claimant, making the claimant the owner of the surface and mineral rights.  An unpatented mining claim is one which is still owned by the federal government, but which the claimant has a right to possession to extracted minerals, provided the land is open to mineral entry.

Item 3. Legal Proceedings.

In August 2010, Richard Corrigan, acting as a debtor in possession in his personal bankruptcy case, filed an adversary proceeding against us to recover amounts allegedly due under a consulting agreement dated July 1, 2009.  The consulting agreement stated that Mr. Corrigan would provide certain consulting, mapping and assaying services on three lode claims owned by Goldland Holdings on War Eagle Mountain.  The consulting agreement further provided that Mr. Corrigan’s compensation would be a bonus of 150,000 shares of our common stock, valued by mutual agreement at approximately $150,000, and monthly consulting payments of $5,000 per month.  The consulting agreement also provided that Mr. Corrigan was entitled to monthly transportation expenses of $250 per month.  We terminated Mr. Corrigan on December 8, 2009, for non-performance.  In 2011, Mr. Corrigan’s filed a Chapter 7 proceeding seeking recovery of the alleged $150,000 bonus and the balance of the unpaid consulting fees and travel expense allowance of $60,900, for a total of $210,900, plus interest and attorney fees.

On June 19, 2013, we learned that the court entered a default judgment against us in the amount of $284,449.  We retained new counsel who filed a motion to vacate the default judgment.  On September 19, 2013, the court set aside the default judgment.  On September 15, 2014, the court ordered the payment of 150,000 shares of our common shares to Mr. Corrigan to conclude the matter.  We issued the shares on January 13, 2015.

As of the date of this report, we are not aware of any other asserted or unasserted claims.  Management will seek to minimize further disputes but recognizes the inevitability of legal action in today’s business environment as an unfortunate price of conducting business.

Item 4. (Removed and Reserved).

Not applicable.

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Our common stock was traded on the OTCBB from November 23, 2009, until December 16, 2013, under the symbol “GHDC.”  Beginning on December 16, 2013, our common stock was traded on the OTCQB.  Since October 16, 2014, our common stock has been traded on the OTCPK under the trading symbol "GHDC."  On April 7, 2016, our trading symbol was changed from "GHDC" to “BRVO.”

The following table sets forth, taking into consideration the one for 10 reverse split of our common stock which occurred on March 6, 2014, the high and low bid prices for our common stock on the OTCBB, the OTCQB, and the OTCPK as reported by various market makers.  The quotations do not reflect adjustments for retail mark-ups, mark-downs, or commissions and may not necessarily reflect actual transactions.

	High	Low
Fiscal 2013 Quarter Ended:
March 31, 2013	$0.21	$0.11
June 30, 2013	$0.21	$0.07
September 30, 2013	$0.27	$0.11
December 31, 2013	$0.25	$0.10

Fiscal 2014 Quarter Ended:
March 31, 2014 (1)	$0.15	$0.14
June 30, 2014 (1)	$0.07	$0.05
September 30, 2014 (1)	$0.01	$0.009
December 31, 2014 (1)	$0.015	$0.01

Fiscal 2015 Quarter Ended:
March 31, 2015 (1)	$0.04	$0.03
June 30, 2015 (1)	$0.10	$0.09
September 30, 2015 (1)	$0.03	$0.02
December 31, 2015 (1)	$0.05	$0.04

Fiscal 2015 Quarter Ended:
March 31, 2016 (1)	$0.068	$0.04

(1) This price takes into account the one for 10 reverse split which occurred on March 6, 2014.

As of February 29, 2016 we had 263,405,812 shares of our common stock outstanding.  Our shares of common stock are held by approximately 104 stockholders of record.  The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of our common stock whose shares are held in the names of various securities brokers, dealers, and registered clearing agencies.

Dividends

We have not paid or declared any dividends on our common stock, nor do we anticipate paying any cash dividends or other distributions on our common stock in the foreseeable future.  Any future dividends will be declared at the discretion of our board of directors and will depend, among other things, on our earnings, if any, our financial requirements for future operations and growth, and other facts as our board of directors may then deem appropriate.

Preferred Stock

In addition to our authorized 1,000,000,000 shares of common stock, par value $0.0001 per share, Bravo Multinational is authorized to issue 5,000,000 shares of preferred stock, par value $0.0001 per share, of which 3,000,000 shares are issued and outstanding.  There is no trading market for the shares of our preferred stock.

Pursuant to a Certificate of Designation, Preferences and Rights for the Series A Preferred Stock, on March 24, 2015, our board of directors adopted a resolution designating the 5,000,000 shares of the preferred stock of Goldland Holdings, par value $0.0001 per share, as “Series A Preferred Stock,” which shall have certain designations, relative rights, and preferences, including:

•

Dividends.  Except as provided in the certificate of designation, the holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by our board of directors.

•

Redemption Rights.  Subject to the applicable provisions of Delaware law, Bravo Multinational, at the option of our directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock.

•

Liquidation Rights.  Upon the dissolution, liquidation or winding up of Bravo Multinational, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of Bravo Multinational the sum of $0.10 per share (the “Liquidation Rate”) before any payment or distribution shall be made on our common stock, or any other class of capital stock of Bravo Multinational ranking junior to the Series A Preferred Stock.

•

Conversion of Series A Preferred Stock.  Subject to the terms of the certificate of designation, at any time, the holder of shares of the Series A Preferred Stock shall have the right, at such holder’s option, to convert any number of shares of the Series A Preferred Stock into shares of our common stock at the rate of 10 fully paid and nonassessable shares of our common stock for each share of the Series A Preferred Stock so converted.

•

Preferred Status.  The rights of the shares of our common stock shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock.  Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, Bravo Multinational shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to voting or conversion, as described in the certificate of designation, or distributions and payments upon the liquidation, dissolution and winding up of Bravo Multinational.

•

Voting.  On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 100.

•

Limitation on Beneficial Ownership.  Unless otherwise provided in the certificate of designation, Bravo Multinational shall not effect and shall have no obligation to effect any conversion of shares of Series A Preferred Stock, and no holder shall have the right to convert any shares of Series A Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person’s affiliates) would have acquired, through conversion of shares of the Series A Preferred Stock or otherwise, beneficial ownership of a number of shares of the Common Stock that exceeds 4.99% (“Maximum Percentage”) of the number of shares of our common stock outstanding immediately after giving effect to such conversion.

A copy of the Certificate of Designation, Preferences and Rights for the Series A Preferred Stock was filed with the SEC by Goldland Holdings on a Form 8-K/A on April 1, 2015.  Please refer to the filing for a complete description of the relative rights of our Series A Preferred Stock.

Securities Authorized for Issuance under Equity Compensation Plans

None.

Recent Sales of Unregistered Securities

On the dates specified below, we have issued shares of our common stock and preferred stock to various parties:

•

On March 24, 2015, we issued 1,000,000 restricted shares of our Series A Preferred Stock to Paul Parliament, in exchange for his agreement to serve as our chief executive officer, president and director, until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by our bylaws, and for the further agreement to serve as president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the bylaws of Universal Entertainment SAS, Inc., which such services were valued at $100,000.

•

On March 24, 2015, we issued 1,000,000 restricted shares of our Series A Preferred Stock to Martin Wolfe, in exchange for his agreement to serve as our chief financial officer and director, until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by our bylaws, and for the further agreement to serve as a vice president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the bylaws of Universal Entertainment SAS, Inc., which such services were valued at $100,000.

•

On March 24, 2015, we issued 500,000 restricted shares of our Series A Preferred Stock to Julios Kosta, in exchange for past services rendered to Goldland Holdings valued at $50,000.

•

On March 24, 2015, we issued 250,000 restricted shares of our Series A Preferred Stock to Jack Frydman, in exchange for past services rendered to Goldland Holdings valued at $25,000. Mr. Frydman, however, has assigned to Mr. Martin Wolfe all of his voting rights with respect of our Series A Preferred Stock.

•

On March 24, 2015, we issued 250,000 restricted shares of our Series A Preferred Stock to Richard Kaiser, in exchange for past services rendered to Goldland Holdings valued at $25,000.

•

On October 6, 2015, we issued 2,000,000 restricted shares of our common stock to Douglas Brooks, in exchange for his agreement to serve as an officer and director of Goldland Holdings, and his further investment of $100,000, in exchange for a convertible promissory note, providing for a note conversion into common stock of the registrant based on the stock price low as of September 23, 2015.  The form of the convertible promissory note is attached to this report as an exhibit.  The 2,000,000 restricted shares issued on October 6, 2015, were valued at $51,000.

•

On October 31, 2015, we issued 355,060 restricted shares of our common stock to Douglas Brooks in payment of executive pay valued at $12,500.

•

On October 31, 2015, we issued 118,766 restricted shares of our common stock to Douglas Brooks in payment of expenses valued at $2,768.

•

On November 9, 2015, we issued 14,500,000 restricted shares of our common stock to FMW Media Group, Inc., pursuant to a Consulting Agreement dated November 9, 2015, valued at $406,000.

•

On October 1, 2015, we issued 1,500,000 restricted shares of our common stock to Vincent Caruso, pursuant to a Consulting Agreement dated October 1, 2015, valued at $84,000.  The subject 1,500,000 restricted shares will be replaced with 1,500,000 shares of our common stock, pursuant to a registration statement on Form S-8 under the Securities Act.

•

On October 1, 2015, we issued 1,500,000 restricted shares of our common stock to Stephen Simon, pursuant to a Consulting Agreement dated October 1, 2015, valued at $84,000.  The subject 1,500,000 restricted shares will be replaced with 1,500,000 shares of our common stock, pursuant to a registration statement on Form S-8 under the Securities Act.

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On October 6, 2015, we issued 6,500,000 restricted shares of our common stock to Jack Frydman in connection with the cancellation of a Consulting Agreement dated October 1, 2013.  The shares were valued at $165,750.

•

On October 6, 2015, we issued 6,000,000 restricted shares of our common stock to Jack Frydman in connection with the cancellation of a Consulting Agreement dated October 1, 2013.  The shares were valued at $153,000.

•

On October 31, 2015, we issued 262,467 restricted shares of our common stock to Jack Frydman as consulting compensation.  The shares were valued at $10,000.

•

On October 31, 2015, we issued 12,094 restricted shares of our common stock to Jack Frydman as for expenses.  The shares were valued at $267.28.

•

On October 6, 2015, we issued 6,000,000 restricted shares of our common stock to Julios Kosta in connection with the cancellation of a Consulting Agreement dated October 1, 2013.  The shares were valued at $153,000.

•

On October 6, 2015, we issued 5,000,000 restricted shares of our common stock to Julios Kosta in connection with the cancellation of a Consulting Agreement dated October 1, 2013.  The shares were valued at $127,500.

•

On October 6, 2015, we issued 5,000,000 restricted shares of our common stock to Julios Kosta in connection with the cancellation of a Consulting Agreement dated October 1, 2013.  The shares were valued at $127,500.

•

On October 31, 2015, we issued 328,084 restricted shares of our common stock to Julios Kosta as consulting compensation.  The shares were valued at $12,500.

•

On October 31, 2015, we issued 1,013,996 restricted shares of our common stock to Richard Kaiser as consulting compensation.  The shares were valued at $27,312.52.

•

On October 31, 2015, we issued 27,529 restricted shares of our common stock to Richard Kaiser as for expenses.  The shares were valued at $608.38.

•

On August 11, 2015, we issued 2,296,213 restricted shares of our common stock to Martin Wolfe in payment for director’s fees for the 2014 calendar year.  The shares were valued at $22,500.

•

On October 31, 2015, we issued 1,976,186 restricted shares of our common stock to Martin Wolfe in payment of executive compensation.  The shares were valued at $47,370.98.

•

On October 7, 2015, we issued 170,940 restricted shares of our common stock to Eric Pederson in connection with the conversion of a promissory note.  The shares were valued at $4,000.

•

On August 1, 2015, we issued 4,084,402 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note.  The shares were valued at $40,844.20.

•

On August 11, 2015, we issued 4,010,134 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note.  The shares were valued at $95,040.18.

•

On August 11, 2015, we issued 969,976 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note.  The shares were valued at $22,988.44.

•

On August 11, 2015, we issued 2,028,416 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note.  The shares were valued at $48,073.45.

•

On August 11, 2015, we issued 2,354,353 restricted shares of our common stock to Paul Parliament in payment for director’s fees for the 2014 calendar year.  The shares were valued at $30,000.

•

On October 31, 2015, we issued 4,002,608 restricted shares of our common stock to Paul Parliament in payment of executive compensation.  The shares were valued at $107,812.50.

Our unregistered securities were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act or Rule 506(3) of Regulation D promulgated under the Securities Act.  Each investor took his securities for investment purposes without a view to distribution and had access to information concerning us and our business prospects, as required by the Securities Act.  In addition, there was no general solicitation or advertising for the purchase of our securities.  Our securities were sold only to an accredited investor, as defined in the Securities Act with whom we had a direct personal preexisting relationship, and after a thorough discussion.  Each certificate contained a restrictive legend as required by the Securities Act.  Finally, our stock transfer agent has been instructed not to transfer any of such securities, unless such securities are registered for resale or there is an exemption with respect to their transfer.

All of the above described investors who received shares of our common or preferred stock were provided with access to our filings with the SEC, including the following:

•

The information contained in our annual report on Form 10-K under the Exchange Act.

•

The information contained in any reports or documents required to be filed by Bravo Multinational under sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

•

A brief description of the securities being offered, and any material changes in our affairs that were not disclosed in the documents furnished.

Purchases of Equity Securities by the Registrant and Affiliated Purchasers

There were no purchases of our equity securities by Bravo Multinational or any affiliated purchasers during any month within the fiscal year covered by this report.

Item 6. Selected Financial Data.

Not applicable.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH THE INFORMATION CONTAINED IN THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED ELSEWHERE IN THIS ANNUAL REPORT ON FORM 10-K.

The following discussion reflects our plan of operation.  This discussion should be read in conjunction with the financial statements which are attached to this report.  This discussion contains forward-looking statements, including statements regarding our expected financial position, business and financing plans.  These statements involve risks and uncertainties.  Our actual results could differ materially from the results described in or implied by these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the headings “Special Note Regarding Forward-Looking Statements.”

Unless the context otherwise suggests, “we,” “our,” “us,” and similar terms, as well as references to “GHDC” and “Goldland Holdings,” all refer to Bravo Multinational Incorporated and our wholly-owned subsidiaries, Universal Equipment SAS, Inc. and Bravo Gaming Corporation..

As mentioned above, over the years, and prior to our entry into the business of the leasing of gaming equipment described below, we have been engaged in the business of owning and leasing mining claims.  See “Item 1.  Business - Former Business.”

For a complete discussion of our former leasing of mining claims, please see our previous Form 10-Ks, 10-Qs, and 8-Ks filed with the SEC.  The following financial information relates only to revenues, expenses, and results of operations and other relevant information with respect to our former leasing of mining claims.

Going Concern

As of December 31, 2015, Goldland Holdings had an accumulated deficit during development stage of $23,701,207.  Also, during the year ended December 31, 2015, we used net cash of $379,337 for operating activities.  These factors raise substantial doubt about our ability to continue as a going concern.

While we are attempting to commence operations and generate revenues, our cash position may not be significant enough to support our daily operations.  Management intends to raise additional funds by way of an offering of our securities.  Management believes that the actions presently being taken to further implement our business plan and generate revenues provide the opportunity for Bravo Multinational to continue as a going concern.  While we believe in the viability of our strategy to generate revenues and in our ability to raise additional funds, we may not be successful.  Our ability to continue as a going concern is dependent upon our capability to further implement our business plan and generate revenues.

Results of Operations

Year Ended December 31, 2015, Compared to Year Ended December 31, 2014.

There was no revenue in 2015. The revenue in 2014 consisted solely from income generated from the leasing of gaming equipment. We reported losses from operations during the years ended December 31, 2015 of 2,213,170, and 2014, of $2,943,120 respectively, a decrease of $729,950.  The decrease in operating loss in 2015  as compared to 2014 was largely attributable in a decrease of professional fees of $1,076,639 and a decrease of stock compensation of  $458,343, offset primarily by an increase in contract cancellation costs of $726,700 and an increase of salary of $274,007.

Liquidity and Capital Resources

The following table sets forth the major sources and uses of cash for the twelve months ended December 31, 2015, and 2014:

	December 31, 2015	December 31, 2014	$ Change
Net cash provided by (used in operating activities)	($20,765)	$379,337	400,102
Net cash used in financing activities	$68,500	$68,500	65,500

At December 31, 2015, our working capital increased as compared to December 31, 2014, primarily as a result of reordering prepayment on a contract.

Operating Activities

Net cash used for continuing operating activities during fiscal 2015 was $$2,563 as compared to $3,604 for fiscal 2014.

Investing Activities

Net cash used in investing activities was $NIL, and $NIL, respectively, for the fiscal years ending December 31, 2015, and December 31, 2014.

Financing Activities

For the year ended December 31, 2015, net cash used in financing activities was $68,500 which consisted of $68,500 in proceeds from a convertible note executed on December 4, 2014, in favor of KBM Worldwide, Inc. and a Securities Purchase Agreement.

The note was paid in full on May 5, 2015.  Consequently, no shares of our common stock were issued in connection with a conversion.

Copies of the Securities Purchase Agreement and convertible note in favor of KBM Worldwide, Inc. were previously filed with the SEC.

Consulting Agreements

During the fiscal years ended December 31, 2015, and December 31, 2014, we executed consulting agreements with the following:

•

Consulting Agreement dated as of October 1, 2014, between Yes International and the registrant with respect to investor relations, consulting, press services and edgar filing services.

•

Consulting Agreement dated as of October 1, 2015, between Vincent Caruso and the registrant with respect to advice on marketing and business development on a non-exclusive basis, in exchange for 1,500,000 shares of our common stock to be registered on Form S-8, pursuant to the Securities Act.  Mr. Caruso has already received 1,500,000 restricted shares of our common stock.  As soon as we can legally issue registered S-8 common stock, we will exchange the previously issued 1,500,000 restricted shares of our common stock for 1,500,000 registered shares of our common stock.

•

Consulting Agreement dated as of October 1, 2015, between Stephen Simon and the registrant with respect to advice on marketing and business development on a non-exclusive basis, in exchange for 1,500,000 shares of our common stock to be registered on Form S-8, pursuant to the Securities Act.  Mr. Simon has already received 1,500,000 restricted shares of our common stock.  As soon as we can legally issue registered S-8 common stock, we will exchange the previously issued 1,500,000 restricted shares of our common stock for 1,500,000 registered shares of our common stock.

•

Consulting Agreement dated July 23, 2015, between Delaney Equity Group, LLC and the registrant with respect to efforts to advise  the registrant and/or any of its projects, or otherwise arrange for the registrant to receive capital on terms and conditions acceptable to the registrant, through any legal means, whether equity, debt or any combination  thereof.  Delaney Equity Group, LLC shall receive a combination of cash, warrants for the purchase of shares of our common stock, and shares of our common stock as described in the agreement.

•

Consulting Agreement dated November 9, 2015, between FMW Media Works Corp. and the registrant with respect to advice as will assist in maximizing the effectiveness of the registrant’s business model both relative to its business model and to its present and contemplated capital structure, in exchange for 14,500,000 shares of our restricted common stock, pursuant to the Securities Act.  The shares will be included in any registration statement filed within one year from the effective date of the agreement.  The shares shall be deemed fully earned upon signing of agreement.

On October 1, 2015, we executed a Mutual Release with Jack Frydman in connection with the termination of a Consulting Agreement dated October 1, 2013.  Pursuant to the Mutual Release we acknowledged that Mr. Frydman had received 12,500,000 shares of our restricted common stock as a final payment for all services under the Consulting Agreement dated October 1, 2013.

On October 1, 2015, we executed a Mutual Release with Julios Kosta in connection with the termination of a Consulting Agreement dated October 1, 2013.  Pursuant to the Mutual Release we acknowledged that Mr. Kosta had received 16,000,000 shares of our restricted common stock as a final payment for all services under the Consulting Agreement dated October 1, 2013.

Copies of the above-described Consulting Agreements and Mutual Releases were previously filed with the SEC.

Critical Accounting Policies

Our financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in the United States.  Preparing financial statements requires management to make estimates and assumptions that impact the reported amounts of assets, liabilities, revenue, and expenses.  These estimates and assumptions are affected by management’s application of accounting policies.  Critical accounting policies include revenue recognition and impairment of long-lived assets.

We recognize revenue in accordance with Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements.”  Sales are recorded when products are shipped to customers.  Provisions for discounts and rebates to customers, estimated returns and allowances and other adjustments are provided for in the same period the related sales are recorded.

We evaluate our long-lived assets for financial impairment on a regular basis in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which evaluates the recoverability of long-lived assets not held for sale by measuring the carrying amount of the assets against the estimated discounted future cash flows associated with them.  At the time such evaluations indicate that the future discounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

Quantitative and Qualitative Disclosures About Market Risk

We conduct all of our transactions, including those with foreign suppliers and customers, in U.S. dollars. We are therefore not directly subject to the risks of foreign currency fluctuations and do not hedge or otherwise deal in currency instruments in an attempt to minimize such risks.  Demand from foreign customers and the ability or willingness of foreign suppliers to perform their obligations to us may be affected by the relative change in value of such customer or supplier’s domestic currency to the value of the U.S. dollar.  Furthermore, changes in the relative value of the U.S. dollar may change the price of our products relative to the prices of our foreign competitors.

Stock-Based Compensation

We recognize compensation cost for stock-based awards based on the estimated fair value of the award on date of grant.  We measure compensation cost at the grant date based on the fair value of the award and recognize compensation cost upon the probable attainment of a specified performance condition or over a service period.

Recently Issued Accounting Pronouncements

In October 2012, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04.  The amendments in this update cover a wide range of Topics in the Accounting Standards Codification.  These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements.  The amendments in this update were effective for fiscal periods beginning after December 15, 2012.  The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03.  This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114.  The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In July 2012, the FASB issued ASU 2012-02, “Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” in Accounting Standards Update No. 2012-02.  This update amends ASU 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment and permits an entity first to assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30, Intangibles - Goodwill and Other - General Intangibles Other than Goodwill.  The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012.  Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.  The adoption of ASU 2012-02 is not expected to have a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.  This update defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income in both the statement of income where net income is presented and the statement where other comprehensive income is presented.  The adoption of ASU 2011-12 is not expected to have a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS.  The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  We are currently evaluating the impact, if any, that the adoption of this pronouncement may have on our results of operations or financial position.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Subsequent Events

None that have not been reported herein.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

Item 8. Financial Statements and Supplementary Data.

The financial statements and related notes are included as part of this report as indexed in the appendix on page F-1, et seq.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

During the last two fiscal years, we have had no disagreements with our accountants on accounting and financial disclosure.

However, on November 4, 2015, the registrant was notified by its independent certifying accountant, W.T. Uniack & Co. CPAs, P.C. (“Uniack”) that Uniack was resigning as the registrant’s independent auditor.

Uniack’s reports on the registrant’s financial statements for the years ended December 31, 2012, and December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  Uniack did not prepare a report for 2014 or perform any review of the registrant’s financial statements for 2015.

The decision to accept the resignation of Uniack was made by the registrant’s board of directors.

During the two most recent fiscal years and any subsequent interim period through November 4, 2015, there have not been any disagreements between the registrant and Uniack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Uniack, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

On November 9, 2015, the registrant engaged Scrudato & Co. CPA (“Scrudato”) as the registrant’s independent accountants to report on the registrant’s balance sheets for the year ended December 31, 2014, and the related combined statements of income, stockholders’ equity and cash flows for the years then ended.  The decision to appoint Scrudato was approved by the registrant’s board of directors.

During the registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Scrudato, neither the registrant nor anyone on the registrant’s behalf consulted with Scrudato regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The registrant provided Uniack with a copy of the disclosures it made in its Current Report on Form 8-K on November 10, 2015, which Uniack received no later than the day that the disclosures were filed with the SEC.  The registrant requested that Uniack furnish the registrant with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  Uniack furnished the requested letter and agreed with the disclosure made by the registrant.  A copy of Uniack’s letter was filed with the SEC on November 16, 2015.

The financial statements included in this report were audited by Scrudato & Co. CPA.

Item 9A. Controls and Procedures.

See Item 9A(T) below.

Item 9A(T). Controls and Procedures.

Evaluation of Disclosure and Controls and Procedures.  We carried out an evaluation, under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of our disclosure controls and procedures (as defined) in Exchange Act Rules 13a – 15(c) and 15d – 15(e)).  Based upon that evaluation, our chief executive officer and chief financial officer concluded that, as of the end of the period ended December 31, 2015, our disclosure controls and procedures were not effective (1) to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms and (2) to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to us, including our chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

The term disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Exchange Act (15 U.S.C. 78a, et seq.) is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Our management, including our chief executive officer and chief financial officer, does not expect that our disclosure controls and procedures or our internal controls over financial reporting will prevent all error and all fraud.  A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.  Because of inherent limitations in all control systems, internal control over financial reporting may not prevent or detect misstatements, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the registrant have been detected.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management’s Annual Report on Internal Control over Financial Reporting.  Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act.  Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States.

The term internal control over financial reporting is defined as a process designed by, or under the supervision of, the issuer’s principal executive and principal financial officers, or persons performing similar functions, and effected by the issuer’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•

Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

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Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and directors of the issuer; and

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Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the issuer’s assets that could have a material effect on the financial statements.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2015.  In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework.

Changes in Internal Control Over Financial Reporting.  There have been no changes in the registrant’s internal control over financial reporting through November 30, 2015 or during the period ended December 31, 2015, that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Independent Registered Accountant’s Internal Control Attestation.  This report does not include an attestation report of the registrant’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the registrant’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the registrant to provide only management’s report in this report.

Remediation plans for material weaknesses over internal controls.  Our plans to mitigate material weaknesses in disclosure controls and procedures for future filings will be dependent on our ability to obtain adequate financing to fund development of our financial reporting infrastructure.  At this time it is not cost beneficial for us to utilize capital to focus on mitigating financial reporting weaknesses; however, we expect to implement a plan for remediation of these deficiencies when sufficient funding to implement such a plan is available.

Item 9B. Other Information.

None.

PART III

Item 10.

Directors, Executive Officers and Corporate Governance.

The following table sets forth information concerning the directors and executive officers of Bravo Multinational as of the date of this report:

Name	Age	Position	Director Since
Paul Parliament	50	Chairman of the Board, Chief Executive Officer, President, and Director	2012
Martin Wolfe	67	Chief Financial Officer, Principal Accounting Officer, and Treasurer, and Director	2014
Douglas Brooks	48	Vice President and Director	2015
Richard Kaiser	50	Secretary and Corporate Governance Officer	N/A

The members of our board of directors are subject to change from time to time by the vote of the stockholders at special or annual meetings to elect directors.  Our current board of directors consists of three directors, who have expertise in the business of Bravo Multinational.

The foregoing notwithstanding, except as otherwise provided in any resolution or resolutions of the board, directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, will hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal.

Whenever the holders of any class or classes of stock or any series thereof are entitled to elect one or more directors pursuant to any resolution or resolutions of the board, vacancies and newly created directorships of such class or classes or series thereof may generally be filled by a majority of the directors elected by such class or classes or series then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.  Officers are elected annually by the directors.  There are no family relationships among our directors and officers.

We may employ additional management personnel, as our board of directors deems necessary.  Bravo Multinational has not identified or reached an agreement or understanding with any other individuals to serve in management positions, but does not anticipate any problem in employing qualified staff.

A description of the business experience for each of the directors and executive officers of Bravo Multinational is set forth below.

Paul Parliament has been a member of our board since October 31, 2012.  For the last five years, Mr. Parliament has served as president of The Parliament Corporation and The Parliament Apartment Corporation, which are in the real estate business.  Mr. Parliament has over 28 years as a successful real estate developer, and as president of “Marsadi Layne Properties, Inc.,” “The Parliament Corporation,” “P.D.P Developments, Inc.,” and “The Parliament Apartment Corporation.”  Mr. Parliament has knowledge of property acquisitions, corporate finance, planning, permitting, staffing, management, and strategic business planning.

Martin Wolfe is a BA, CA (Chartered Accountant) and CPA (Chartered Professional Accountant) who received his designation in 1980.  Mr. Wolfe has served on the board of the registrant since June 2, 2014, and is currently our chief financial officer.  Mr. Wolfe has over 35 years of experience in both public practice and in industry.  Currently, Mr. Wolfe, in addition to operating as a sole practitioner, provides consulting services to the insolvency and restructuring industry.

Douglas Brooks has had a career in real estate.  From 1994 to 2000, he was secretary and director of Marsadi Layne Properties Inc., a large real estate property manager and developer in Southern Ontario.  From 1996 to 2015, Mr. Brooks has been president and chief executive officer of Rentcom Plus Inc., a privately owned real estate based corporation.  Mr. Brooks has also been involved in corporate business including property management, finance and real estate redevelopment.  He is a Member Broker and Broker of Record for the Real Estate Council of Ontario.

Richard Kaiser, the registrant's corporate secretary, has served as Co-owner of Yes International since July 1991, a full service investor relations and venture capital firm.  He has a Bachelor of Arts degree in International Economics from Oakland University (formerly known as Michigan State University-Honors College).

On November 9, 2015, the registrant added Allen Simon, as a Senior Advisor to the Executive Committee of the registrant.  Mr. Simon has no voting privileges with respect to his position.

Committees of the Board

We currently have an Executive Committee of our board of directors which was established on March 24, 2015.  However, we do not currently have an Audit, Executive, Finance, Compensation, or Nominating Committee, or any other committee of the board of directors.  We have adopted a charter for the Executive Committee as well as charters for the other committees, in the event that we elect to implement them.  Copies of the charters for each committee have been previously filed with the SEC.

The responsibilities of these committees are fulfilled by our board of directors and all of our directors participate in such responsibilities, none of whom is “independent” as defined under Rule 4200(a)(15) of the NASD’s listing standards described below, as our financial constraints have made it extremely difficult to attract and retain qualified independent board members.  Since we do not have any of the subject committees, other than our Executive Committee, our entire board of directors participates in all of the considerations with respect to our audit, compensation and nomination deliberations.

Rule 4200(a)(15) of the NASD’s listing standards defines an “independent director” as a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The following persons shall not be considered independent:

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A director who is, or at any time during the past three years was, employed by the company;

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A director who accepted or who has a Family Member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than as an executive officer) of the company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.  Provided, however, that in addition to the requirements contained in this paragraph, audit committee members are also subject to additional, more stringent requirements under Rule 4350(d).

•

A director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•

A director who is, or has a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed five percent of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs.

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A director of the issuer who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer serve on the compensation committee of such other entity; or

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A director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the registrant’s outside auditor who worked on the company’s audit at any time during any of the past three years.

We hope to add qualified independent members of our board of directors at a later date, depending upon our ability to reach and maintain financial stability.

Executive Committee

In accordance with Article III of our Bylaws, our board of directors has established an Executive Committee which consists of members who have been appointed by the board of directors.  The initial chairman of the Executive Committee is Paul Parliament.  Thereafter, the chairman of the Executive Committee shall be appointed by the members of the Executive Committee.  The remaining two members of the Executive Committee are Martin Wolfe, and Douglas Brooks.  The members of the Executive Committee shall serve at the pleasure of the board of directors or until their successors shall be duly designated.  Vacancies in the Executive Committee shall be filled by the board of directors.

During the intervals between the meetings of the board of directors, the Executive Committee shall have and may exercise all of the authority of the board of directors in the management of the business affairs of the registrant to the extent authorized by the resolution providing for the Executive Committee or by subsequent resolution adopted by a majority of the whole board of directors.  This authorization is subject to the limitations imposed by law, the Bylaws of the registrant or the board of directors.

Audit Committee

The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board when performing the functions of what would generally be performed by an audit committee.  The board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.  At the present time, Paul Parliament, our chief executive officer and Martin Wolfe, our chief financial officer, are considered to be our experts in financial and accounting matters.

Nomination Committee

Our size and the size of our board, at this time, do not require a separate nominating committee.  When evaluating director nominees, our directors consider the following factors:

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The appropriate size of our board of directors;

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Our needs with respect to the particular talents and experience of our directors;

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The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

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Experience in political affairs;

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Experience with accounting rules and practices; and

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The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Our goal is to assemble a board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board may also consider such other factors as it may deem are in our best interests as well as our stockholders.  In addition, the board identifies nominees by first evaluating the current members of the board willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination.  If any member of the board does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the board are polled for suggestions as to individuals meeting the criteria described above.  The board may also engage in research to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.  The board does not typically consider stockholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, our directors and certain of our officers, and persons holding more than 10 percent of our common stock are required to file forms reporting their beneficial ownership of our common stock and subsequent changes in that ownership with the United States Securities and Exchange Commission.  Such persons are also required to furnish Bravo Multinational with copies of all forms so filed.

Based solely upon a review of copies of such forms filed on Forms 3, 4, and 5, and amendments thereto furnished to us, we believe that as of November 30, 2015, all of our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.  However, during 2014, our then current executive officers, directors and greater than 10 percent beneficial owners did not comply on a timely basis with all Section 16(a) filing requirements as follows:

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Richard Kaiser – Form 3.

•

Douglas Brooks – Form 3.

•

Martin Wolfe Form - 4 and 5.

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Paul Parliament - Form 4.

•

Julios Kosta – Form 3.

Communication with Directors

Stockholders and other interested parties may contact any of our directors by writing to them at Bravo Multinational Incorporated, Post Office Box 299, St. David’s Postal Office, St. David’s, Ontario, CANADA L0S 1P0, Attention: Vice President.

Our board has approved a process for handling letters received by us and addressed to any of our directors.  Under that process, our vice president  reviews all such correspondence and regularly forwards to the directors a summary of all such correspondence, together with copies of all such correspondence that, in the opinion of our vice president , deal with functions of the board or committees thereof or that he otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that are addressed to members of the board and request copies of such correspondence.

Conflicts of Interest

With respect to transactions involving real or apparent conflicts of interest, we have adopted written policies and procedures which require that:

•

The fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval;

•

The transaction be approved by a majority of our disinterested outside directors; and

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The transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

Code of Ethics for Senior Executive Officers and Senior Financial Officers

We have adopted an amended Code of Ethics for Senior Executive Officers and Senior Financial Officers that applies to our president, chief executive officer, chief operating officer, chief financial officer, and all financial officers, including the principal accounting officer.  The code provides as follows:

•

Each officer is responsible for full, fair, accurate, timely and understandable disclosure in all periodic reports and financial disclosures required to be filed by us with the Securities and Exchange Commission or disclosed to our stockholders and/or the public.

•

Each officer shall immediately bring to the attention of the audit committee, or disclosure compliance officer, any material information of which the officer becomes aware that affects the disclosures made by us in our public filings and assist the audit committee or disclosure compliance officer in fulfilling its responsibilities for full, fair, accurate, timely and understandable disclosure in all periodic reports required to be filed with the Securities and Exchange Commission.

•

Each officer shall promptly notify our general counsel, if any, or the president or chief executive officer as well as the audit committee of any information he may have concerning any violation of our Code of Business Conduct or our Code of Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in our financial reporting, disclosures or internal controls.

•

Each officer shall immediately bring to the attention of our general counsel, if any, the president or the chief executive officer and the audit committee any information he may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to us and the operation of our business, by us or any of our agents.

•

Any waiver of this Code of Ethics for any officer must be approved, if at all, in advance by a majority of the independent directors serving on our board of directors.  Any such waivers granted will be publicly disclosed in accordance with applicable rules, regulations and listing standards.

We have posted a copy of our Code of Ethics on our website.  We will provide to any person without charge, upon request, a copy of our Code of Ethics.  Any such request should be directed to our corporate secretary at the address listed below in the next paragraph.  The information contained in our website shall not constitute part of this report.

Item 11. Executive Compensation.

Summary of Cash and Certain Other Compensation

At present, Bravo Multinational has four executive officers.  Beginning in March 2015, the compensation program for our executives consists of three key elements:

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A base salary;

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Additional compensation; and

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Periodic grants and/or options of our common stock.

Base Salary.  Our executive officers receive compensation based on such factors as competitive industry salaries, a subjective assessment of the contribution and experience of the officer, and the specific recommendation by our board of directors.

Additional Compensation.  Each of our officers receives additional compensation as provided in the officer’s employment agreement.  All payments to officers must be approved by our board of directors or compensation committee based on the individual officer’s performance and company performance.

Stock Incentive.  Stock grants and options are awarded to executive officers based on their positions and individual performance.  Stock grants and options provide incentive for the creation of stockholder value over the long term and aid significantly in the recruitment and retention of executive officers.  The board of directors or compensation committee considers the recommendations of the chief executive officer for stock grants and options to executive officers (other than the chief executive officer) and approves, disapproves or modifies such recommendation.  Stock grants and options for our executive officers will be recommended and approved by our board of directors.  See “Market Price of and Dividends on our Common Equity and Related Stockholder Matters - Securities Authorized for Issuance under Equity Compensation Plans.”

Bravo Multinational Summary Compensation Table

The following table sets forth, for our named executive officers for the two completed fiscal years ended December 31, 2015, and December 31, 2014:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Pierre Quilliam (1)	2014	676,987	0	676,987	-0-	0	0	100	677,087

Allan Breitkreuz (2)	2014	0	0	885,902	0-	0	0	0	885,902

Christian Quilliam (3)	2014	718,025	0	718,025	0	0	0	4,100	722,125

Thomas C Ridenour (4)	2014	0	0	0	0	0	0	0	0

Rich Kaiser (8)	2015	36,750	-0-	0	0	0	0	33,250	70,000

Douglas Brooks(7)	2015	11,375	0	0	0	0	0	21,125	32,500

Martin Wolfe (6)	2015	36,750	0	0	0	0	0	50,750	87,500

Paul Parliament (5)	2015	36,750	0	0	0	0	0	94,500	131,200

(1) Mr. Pierre Quilliam was our former chairman of the board of directors, chief executive officer, and president, and a former director.

(2) Mr. Breitkreuz was our former chief operating officer and a former director.

(3)Mr. Christian Quilliam was one of our former officers.  Mr. Christian Quilliam is the son of Mr. Pierre Quilliam.

(4)Mr. Ridenour was our former chief financial officer and a former director.

(5)Mr. Parliament is our chief executive officer, president, and chairman of the board.

(6)Mr. Wolfe is our chief financial officer, and director.

(7)Mr. Brooks is our vice president and director

(8)Mr. Kaiser is our corporate secretary, and governance officer.

Mr. Pierre Quilliam’s compensation was determined, using industry standard comparable computations.

Mr. Breitkreuz’ compensation was determined, using industry standard comparable computations.

Mr. Christian Quilliam’s compensation was determined, using standard comparable computations.

Mr. Ridenour’s compensation was determined, using standard comparable computations.

All 2015 current executive compensation has been calculated using standard comparable computations then adjusted to reflect the current economic condition of the registrant.

Outstanding Equity Awards at Fiscal Year-End

None.

Goldland Holdings Employment Agreements

As of November 30, 2015, Bravo Multinational has employment agreements with Paul Parliament, our chairman of the board of directors, chief executive officer, and president, Martin Wolfe, our chief financial officer, principal accounting officer, and treasurer, Douglas Brooks, our Vice- President, and Richard Kaiser, our Secretary and Corporate Governance Officer.

Paul Parliament Employment Agreement.  On March 24, 2015, the registrant and Paul Parliament executed an employment agreement, which provides for a term of two years, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in the restricted shares of our common stock of the company on the 1st day of each month during the term of Mr. Parliament’s employment, pro rated for any partial employment period.  Mr. Parliament is to devote part of his time and attention to the performance of his duties of Bravo Multinational

In addition to the base compensation, Mr. Parliament shall be entitled to receive additional compensation of $108,000 per year, payable in equal monthly installments of $9,000 paid in restricted shares of our common stock on the 1st day of each month during the term of Mr. Parliament’s employment, pro rated for any partial employment period.

Douglas Brooks Employment Agreement.  On September 25, 2015, the registrant and Douglas Brooks executed an employment agreement, which provides for a term of two years, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in the restricted shares of our common stock of the company on the 1st day of each month during the term of Mr. Brooks’ employment, pro rated for any partial employment period.  Mr. Brooks is to devote part of his time and attention to the performance of his duties of Bravo Multinational.

In addition to the base compensation, Mr. Brooks shall be entitled to receive additional compensation of $78,000 per year, payable in equal monthly installments of $6,500 paid in restricted shares of our common stock on the 1st day of each month during the term of Mr. Brooks’ employment, pro rated for any partial employment period.

Martin Wolfe Employment Agreement.  On March 24, 2015, the registrant and Martin Wolfe executed an employment agreement, which provides for a term of one year, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in the restricted shares of our common stock of the company on the 1st day of each month during the term of Mr. Wolfe’s employment, pro rated for any partial employment period.  Mr. Wolfe is to devote part of his time and attention to the performance of his duties of Bravo Multinational.

In addition to the base compensation, Mr. Wolfe shall be entitled to receive additional compensation of $58,000 per year, payable in equal monthly installments of $4,833.33 paid in restricted shares of our common stock on the 1st day of each month during the term of Mr. Wolfe’s employment, pro rated for any partial employment period.

Richard Kaiser Employment Agreement.  On March 24, 2015, the registrant and Richard Kaiser executed an employment agreement, which provides for a term of two years, and a base salary of $42,000 per year, payable in equal monthly installments of $3,500 paid in the restricted shares of our common stock of the company on the 1st day of each month during the term of Mr. Kaiser’s employment, pro rated for any partial employment period.  Mr. Kaiser is to devote part of his time and attention to the performance of his duties of Bravo Multinational.

In addition to the base compensation, Mr. Kaiser shall be entitled to receive additional compensation of $38,000 per year, payable in equal monthly installments of $3,166.67 paid in restricted shares of our common stock on the 1st day of each month during the term of Mr. Kaiser’s employment, pro rated for any partial employment period.

Copies of each of the employment agreements with Messrs. Parliament, Brooks, Wolfe, and Kaiser are attached as exhibits to this report.

Goldland Holdings Director Compensation

As a result of the election of Mr. Brooks as a director of the registrant, Mr. Brooks was awarded 2,000,000 shares of the restricted common stock of the registrant.  Moreover, due to his election as a director of the registrant, Mr. Brooks made a $100,000 direct investment in the registrant on October 1, 2015, in exchange for a convertible promissory note, providing for conversion rights into common stock of the registrant based on the registrant’s common stock price low as of September 23, 2015, which was $0.0212 per share.  A copy of the convertible promissory note is attached as an exhibit to this report.

At the meeting of the board of directors of the registrant held on September 25, 2015, the board of directors voted that any new director elected to the board of directors of the registrant shall receive $25,000 per year in shares of our common stock registered pursuant to a registration statement on Form S-8 filed with the SEC to be paid quarterly.  In addition, any new director shall be required to make a direct investment of not less than $100,000 into the registrant in exchange for a convertible promissory note to be submitted to the board of directors for approval.

Item 12.Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of  February 29, 2016, by:

•

Each person who owns beneficially more than five percent of the outstanding shares of our common stock;

•

Each person who owns beneficially more than five percent of the outstanding shares of our preferred stock;

•

Each director;

•

Each named executive officer; and

•

All directors and officers as a group.

	Shares of Common Stock Beneficially Owned (2)		Shares of Preferred Stock Beneficially Owned (2)
Name of Beneficial Owner (1)	Number	Percent	Number	Percent
Paul Parliament (3)	21,043,127	7.99	1,000,000	33.3
Martin Wolfe (4)	4,272,399	1.62	1,000,000	33.3
Douglas Brooks (5)	6,491,615	2.46	-0-	-0-
Richard Kaiser (6)	4,494,075	1.71	250,000	8.3
All directors and officers as a group (four persons)	36,301,216	13.78	2,250,000	74.9
Julios Kosta (7)	37,724,777	14.32	500,000	16.6
Jack Frydman (8)	19,582,607	7.43	250,000	8.3
John G. Prosser II (9)	8,000	-0-	-0-	-0-
Allan Breitkreuz (10)	17,569,330	6.67	-0-	-0-
Pierre Quilliam (11), (12), (14), (15), (16), (18), (20), (21), (22), (23)	18,392,304	6.98	-0-	-0-
Denise Quilliam (12)	4,241,896	1.61	-0-	-0-
Thomas C. Ridenour (13)	15,769,690	5.99	-0-	-0-
Christian Quilliam (14)	8,353,030	3.17	-0-	-0-
Ressa Quilliam (15)	700	-0-	-0-	-0-
Pascale Quilliam Tutt (16)	3,975,700	1.50	-0-	-0-
FMW Media Works Corp. (17)	14,500,000	5.50	-0-	-0-
New Vision Financial, Ltd. (18)	3,000,000	1.11	-0-	-0-
Candice J. Renee (19)	12,000,000	4.44	-0-	-0-
Q-Prompt Florida (20)	1,000,000	0.37	-0-	-0-
Q-Prompt Ontario (21)	2,000,000	0.74	-0-	-0-
Bisell Investments, Inc. (Bahamas) (22)	2,020,000	0.74	-0-	-0-
Bisell Investments, Inc. (Florida) (23)	4,000,000	1.48	-0-	-0-
Vince Caruso (24)	1,500,000	0.06	-0-	-0-
Stephen Simon (25)	1,500,000	0.06	-0-	-0-

(1)

Unless otherwise indicated, the address for each of these stockholders is c/o Bravo Multinational Incorporated., 590 York Road, Unit 3, Niagara On The Lake, Ontario, CANADA L0S 1J0. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock or preferred stock which he beneficially owns.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  As of February 29, 2016, there were outstanding 263,405,812 shares of our common stock.  As of November 30, 2015, we have 3,000,000 shares of the Series A Preferred Stock issued and outstanding.  Each share of the Series A Preferred Stock has voting rights equal to 100 shares of our common stock.  Further, each share of the Series A Preferred Stock may be converted into 10 shares of our common stock.  However, there are restrictions on the conversion rights of the Series A Preferred Stock as stated elsewhere in this report. In addition, Mr. Frydman has assigned to Mr. Martin Wolfe all of his voting rights with respect of our Series A Preferred Stock.  See “Item 5.  Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.”  Taken together, the holders of the Series A Preferred Stock have voting rights equal to 300,000,000 shares of our common stock, which number exceeds our outstanding shares of common stock on February 29, 2016.  As of February 29, 2016, none of the Series A Preferred Stock has been converted into shares of our common stock.  As a result of their ownership (and voting right of our Series A Preferred Stock in the case of Mr. Wolfe, which were assigned by Mr. Frydman to Mr. Wolfe) of 3,000,000 shares of our Series A Preferred Stock and 87,116,985  in the aggregate, Messrs. Parliament, Wolfe, Kaiser, Kosta, and Frydman have voting control over 387,116,985 shares of our common stock, which number exceeds our outstanding shares of common stock on February 29, 2016.  If you include the shares of our common stock owned by Douglas Brooks, Messrs. Parliament, Wolfe, Brooks, Kaiser, Kosta, and Frydman have voting control over 393,608,600  shares of our common stock, which number exceeds our outstanding shares of common stock on February 29, 2016.  Therefore, Messrs. Parliament, Wolfe, Brooks, Kaiser, Kosta, and Frydman, as a group, have voting control over all matters which may be acted upon by our stockholders.  There are no voting agreements among Messrs. Parliament, Wolfe, Brooks, Kaiser, Kosta, and Frydman, other than the assignment by Mr. Frydman to Mr. Wolfe of all voting rights possessed by Mr. Frydman in his 250,000 shares of Series A Preferred.

(3)

Mr. Parliament is our chairman of the board of the directors, chief executive officer, president and a director.

(4)

Mr. Wolfe is our chief financial officer, principal accounting officer, treasurer, and a director.

(5)

Mr. Brooks is our vice president and a director.

(6)

Mr. Kaiser is our secretary and corporate governance officer.

(7)

Mr. Kosta has a Mutual Release Agreement with Goldland Holdings.  See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Consulting Agreements.”

(8)

Mr. Frydman has a Mutual Release Agreement with Goldland Holdings.  See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Consulting Agreements.”

(9)

Mr. Prosser was the former chairman of our board of directors.  Mr. Prosser owns 8,000 shares of our common stock which are registered in the name of CEDE & Co.

(10)

Mr. Breitkreuz was our former chief operating officer and a former director.

(11)

Mr. Pierre Quilliam was our former chairman of the board of directors, chief executive officer, and president, and a former director.  Mr. Pierre Quilliam and Mrs. Denise Quilliam are married.  Although technically, under the rules of the SEC, the shares of our common stock owned by Mr. and Mrs. Christian Quilliam and Mrs. Pascale Quilliam Tutt, are not controlled by Mr. and Mrs. Pierre Quilliam, footnotes (14), (15), and (16), in the past all of the shares described in the referenced footnotes have been voted as dictated by Pierre Quilliam.  Consequently, we regard the owners of the shares described in footnotes (14), (15), and (16) as affiliates of Pierre Quilliam.  Therefore, taken together, the shares described in the referenced footnotes along with the shares described in footnotes (12), (18), (19), (20), (21), (22), and (23), provide Pierre Quilliam with voting control over 58,983,630 shares of our common stock, which number represents 22.76% of our outstanding shares of common stock.

(12)

Mrs. Denise Quilliam was our former corporate secretary and a former director.  Mrs. Denise Quilliam and Mr. Pierre Quilliam are married.

(13)

Mr. Ridenour was our former chief financial officer and a former director.

(14)

Mr. Christian Quilliam was one of our former officers.  Mr. Christian Quilliam is the son of Mr. and Mrs. Pierre Quilliam.

(15)

Mrs. Ressa Quilliam is the wife of Mr. Christian Quilliam.

(16)

Mrs. Tutt was one of our former vice presidents.  Mrs. Tutt is the daughter of Mr. and Mrs. Pierre Quilliam.

(17)

FMW Media Works Corp., a New York corporation, controlled by Vincent Caruso and Stephen Simon.  See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Consulting Agreements.”

(18)

New Vision Financial, Ltd., a Seychelles corporation, controlled by Pierre Quilliam, our former chairman of the board of directors, chief executive officer, and president, and a former director.

(19)

Ms. Renee is an affiliate of Pierre Quilliam, our former chairman of the board of the directors, chief executive officer, and president, and a former director.

(20)

Q-Prompt, a Florida corporation, controlled by Christian Quilliam, one of our former officers.  Mr. Christian Quilliam is the son of Mr. and Mrs. Pierre Quilliam.

(21)

Q-Prompt, an Ontario corporation, controlled by Christian Quilliam, one of our former officers.  Mr. Christian Quilliam is the son of Mr. and Mrs. Pierre Quilliam.

(22)

Bisell Investments, Inc. (Bahamas) a Bahamas corporation, controlled by Pierre Quilliam, our former chairman of the board of directors, chief executive officer, and president, and a former director.

(23)

Bisell Investments, Inc. (Florida) a Florida corporation, controlled by Pierre Quilliam, our former chairman of the board of directors, chief executive officer, and president, and a former director.

(24)

Vince Caruso is a corporate development business consultant for the company and executive/owner of FMW Media Works.

(25)

Stephen Simon is a corporate development business consultant for the company and executive/owner of FMW Media Works.

As a result of the common stock and preferred stock ownership by Messrs. Parliament, Brooks, Wolfe, Kaiser, Kosta, and Frydman, they will be able to control all matters requiring stockholder approval including the election of directors, merger or consolidation.  This concentration of ownership may delay, deter or prevent acts which could reduce the market price of our common stock.

Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•

The operation of which may at a subsequent date result in a change in control of the registrant; or

•

With respect to the election of directors or other matters.

Item 13. Certain Relationships and Related Transactions and Director Independence.

Other as stated above, there are no other agreements with any of our officers and directors.

Richard Kaiser jointly owns Yes International which is under contract with the registrant to provide Investor Relations, Consulting, Press Services and Edgar Filing services.  Yes International signed a one year contract in October 2014, and received $3,500 in combination of cash and/or restricted shares of our common stock, issued pursuant to a registration statement on Form S-8 under the Securities Act.  This agreement was cancelled as of March 24, 2015.

Item 14. Principal Accounting Fees and Services.

Audit Fees

The aggregate fees billed by Scrudato & Co. CPA for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2015, were $14,000 and December 31, 2014 $14,000.

Audit Related Fees

The aggregate audit-related fees billed by Scrudato & Co. CPA for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2015, were $14,000 and December 31, 2014 were $14,000

Tax Fees

The aggregate tax fees billed by Scrudato & Co. CPA for professional services rendered for tax services for the fiscal years ended December 31, 2015 and December 31, 2014, were NIL.

All Other Fees

There were no other fees billed by Scrudato & Co. CPA for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 other than as stated under the captions Audit Fees, Audit-Related Fees, and Tax Fees.

PART IV

Item 15.

Exhibits, Financial Statement Schedules.

(a)

All financial statements are included in Item 8 of this report.

(b)

All financial statement schedules required to be filed by Item 8 of this report and the exhibits contained in this report are included in Item 8 of this report.

(c)

The following exhibits are attached to this report:

Exhibit No.	Identification of Exhibit
3.1*	Certificate of Incorporation for Montrose Ventures, Inc. dated May, 25 1989.
3.2*	Certificate of Amendment to Certificate of Incorporation, dated April 23, 1996, changing the name of Montrose Ventures, Inc. to Java Group, Inc.
3.3*	Certificate of Amendment to Certificate of Incorporation, dated September 1, 2014, changing the name of Java Group, Inc. to Consolidated General Corp.
3.4**

Amended and Restated Certificate of Incorporation of Goldcorp Holdings Co., a Delaware corporation, dated August 13, 2007, filed as Exhibit 3.1 to the registrant’s Registration Statement on Form 10 on November 24, 2008, Commission File Number 000-53505.

3.5**

Corrected Certificate of Amendment to Certificate of Incorporation dated October 5, 2010, filed as Exhibit 3.3 to the registrant’s Annual Report on Form 10-K, on March 31, 2011, Commission File Number 000-53505.

3.6**

Certificate of Amendment to Certificate of Incorporation, filed February 3, 2014, filed as Exhibit 3.4 to the registrant’s Annual Report on Form 10-K, on April 15, 2014, Commission File Number 000-53505.

3,7**

Certificate of Amendment of Restated Certificate of Incorporation of Goldland Holdings, Co., changing the registrant’s name to Bravo Multinational Incorporated, filed with the Secretary of State of Delaware on March 24, 2016, and effective on April 1, 2016, filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K, on April 7, 2016, Commission File Number 000-53505.

3.8**	Bylaws of Goldcorp Holdings Co., filed as Exhibit 3.2 to the registrant’s Registration Statement on Form 10 on November 24, 2008, Commission File Number 000-53505.
3.9**

Amended and Restated Bylaws of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 3.1 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

4.1**	Form of Common Stock certificate, filed as Exhibit 4.1 to the registrant’s Registration Statement on Form 10 on November 24, 2008, Commission File Number 000-53505.
4,2**

Form of Series A Preferred Stock Certificate of Goldland Holdings Co., filed as Exhibit 10.9 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

39

4.3**

Certificate of Designation for Series A Preferred Stock of Goldland Holdings Co. filed with the Secretary of State of Delaware on March 24, 2015, filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.1**

Charter of the Audit Committee of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.2**

Charter of the Compensation Committee of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.3**

Corporate Governance Principles of the Board of Directors of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 10.5 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.4**

Charter of the Executive Committee of the Board of Directors of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 10.6 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.5**

Charter of the Finance Committee of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 10.7 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.6**

Charter of the Governance and Nominating Committee of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 10.8 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.7**

Form of Series A Preferred Stock Certificate of Goldland Holdings Co., filed as Exhibit 10.9 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

10.8**

Securities Purchase Agreement between Goldland Holdings, Co. and KBM Worldwide, Inc. dated December 8, 2014, filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K on December 12, 2014, Commission File Number 000-53505.

10.9**

Promissory Note between Goldland Holdings, Co. and KBM Worldwide, Inc. dated December 8, 2014, filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K on December 12, 2014, Commission File Number 000-53505.

10.10**	Amendment to Lease dated April 12, 2013, filed as Exhibit 10.8 to the registrant’s Annual Report on Form 10-K, on April 16, 2013, Commission File Number 000-53505.
10.11**

Amended Asset Purchase Agreement dated November 18, 2013, by and among Universal Entertainment SAS, Ltd., Game Touch, LLC, and Claudia Fuentes Robles, filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K on November 18, 2013, Commission File Number 000-53505.

10.12**

Lease Agreement between Universal Equipment SAS, Inc. and Vomblom & Pomare SA dated September 19, 2013 filed as Exhibit 10.10 to the Registrant’s Annual Report on Form 10 on April 15, 2014, Commission File Number 000-53505.

10.13**	Form of Consulting Agreement, filed as Exhibit 10.11 to the registrant’s Annual Report on Form 10-K on April 15, 2014, Commission File Number 000-53505.
10.14**	Employment Agreement with Pierre Quilliam dated September 1, 2013, filed as Exhibit 10.12 to the registrant’s Annual Report on Form 10-K on April 15, 2014, Commission File Number 000-53505.
10.15**	Employment Agreement with Thomas Ridenour dated October 1, 2013, filed as Exhibit 10.13 to the registrant’s Annual Report on Form 10-K on April 15, 2014, Commission File Number 000-53505.
10.16**	Employment Agreement dated March 24, 2015, between Paul Parliament and the registrant.
10.17**	Employment Agreement dated September 25, 2015, between Douglas Brooks and the registrant.
10.16**	Employment Agreement dated March 24, 2015, between Martin Wolfe and the registrant.
10.16**	Employment Agreement dated March 24, 2015, between Richard Kaiser and the registrant.
10.17**	Consulting Agreement dated as of October 1, 2014, between Yes International and the registrant.
10.18**	Consulting Agreement dated November 9, 2015, between FMW Media Works Corp. and the registrant.
10.19**	Consulting Agreement dated as of October 1, 2015, between Vincent Caruso and the registrant.
10.20**	Consulting Agreement dated as of October 1, 2015, between Stephen Simon and the registrant.
10.21**	Mutual Release dated as of October 1, 2015, between Jack Frydman and the registrant.
10.22**	Mutual Release dated as of October 1, 2015, between Julios Kosta and the registrant.
10.23**	Consulting Agreement dated July 23, 2015, between Delaney Equity Group, LLC and the registrant.
10.24**	Convertible Promissory Note dated October 1, 2015, issued by the registrant in favor of Douglas Brooks, in the amount of $100,000.
10.25**	Consulting Agreement dated October 1, 2013, between Jack Frydman and the registrant.
10.26**	Consulting Agreement dated October 1, 2013, between Julios Kosta and the registrant.
10.27**	Convertible Promissory Note dated April 1, 2015, issued by the registrant in favor of Paul Parliament, in the amount of $39,783.14.
10.28**	Convertible Promissory Note dated June 1, 2015, issued by the registrant in favor of Paul Parliament, in the amount of $93,583.86.
10.29**	Convertible Promissory Note dated August 1, 2015, issued by the registrant in favor of Paul Parliament, in the amount of $22,938.16.
10.30**	Convertible Promissory Note dated May 1, 2015, issued by the registrant in favor of Paul Parliament, in the amount of $47,022.21.
14.1**

Code of Business Conduct of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 14.1 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

14.2**

Amended Code of Ethics for Senior Executive Officers and Senior Financial Officers of Goldland Holdings Co. dated March 24, 2015, filed as Exhibit 14.2 to the registrant’s Current Report on Form 8-K/A, Amendment No. 1, on April 1, 2015, Commission File Number 000-53505.

31.1*	Amended Certification of Paul Parliament, Chief Executive Officer of Bravo Multinational Incorporated, pursuant to 18 U.S.C. §1350, as adopted pursuant to §302 of the Sarbanes-Oxley Act of 2002.
31.2*

Amended Certification of Martin Wolfe, Chief Financial Officer and Principal Accounting Officer of Bravo Multinational Incorporated, pursuant to 18 U.S.C. §1350, as adopted pursuant to §302 of the Sarbanes-Oxley Act of 2002.

32.1*	Amended Certification of Paul Parliament, Chief Executive Officer of Bravo Multinational Incorporated, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002.
32.2*

Amended Certification of Martin Wolfe, Chief Financial Officer and Principal Accounting Officer of Bravo Multinational Incorporated, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002.

101.INS**	XBRL INSTANCE DOCUMENT
101.SCH**	XBRL TAXONOMY EXTENSION SCHEMA
101.CAL**	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE
101.DEF**	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE
101.LAB**	XBRL TAXONOMY EXTENSION LABEL LINKBASE
101.PRE**	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE

____________

*

Filed herewith.

**

Previously filed.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRAVO MULTINATIONAL INCORPORATED

Date: April 28, 2016 .

By /s/ Paul Parliament

    Paul Parliament, President and Chief Executive Officer

By /s/ Martin Wolfe

    Martin Wolfe, Chief Financial Officer and

    Principal Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this amended report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Paul Parliament PAUL PARLIAMENT	Chairman, President, Chief Executive Officer, and Director	April 28, 2016
/s/ Douglas Brooks DOUGLAS BROOKS	Vice President and Director	April 28, 2016
/s/ Martin Wolfe MARTIN WOLFE	Chief Financial Officer, Principal Accounting Officer, and Director	April 28, 2016
/s/ Richard Kaiser RICHARD KAISER	Secretary and Corporate Governance Officer	April 28, 2016

42

BRAVO MULTINATIONAL CORPORATION

(FORMERLY GOLDLAND HOLDINGS CO.)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 & 2014

WITH AUDIT REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

F1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Scrudato & Co., PA

Certified Public Accounting Firm

To the Board of Directors and Stockholders of BRAVO MULTINATIONAL CORPORATION FORMERLY  GOLDLAND HOLDINGS CO.

We have audited the accompanying balance sheet of Bravo Multinational Corporation formerly Goldland Holdings Co. as of December 31, 2015 and December 31, 2014 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bravo Multinational Corporation formerly Goldland Holdings Co. at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11, the Company has incurred significant accumulated deficits, recurring operating losses and a negative working capital. This and other factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ John Scrudato CPA

Califon, New Jersey

April 13, 2016

7 Valley View Drive Califon, New Jersey 07830

Registered Public Company Accounting Oversight Board Firm

F2

BRAVO MULTINATIONAL CORPORATION
BALANCE SHEET
DECEMBER 31, 2015 & DECEMBER 31, 2014
	December 31	December 31
	2015	2014
ASSETS	$	$

Cash	2,563	3,604
Prepaid expenses	439,390	--
Other assets	--	--
TOTAL CURRENT ASSETS	441,952	3,604

Gaming equipment, net	274,654	342,376
Office furniture, net	12,944	--
	287,598	342,376
TOTAL ASSETS	729,550	345,980

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable and accrued expenses	44,200	162,975
Due to related party	--	6,429
Notes payable	54,201	68,500
Payroll liabilities	--	3,737
Accrued compensation	22,000	--
Directors loans	158,498	56,847

TOTAL LIABILITIES	278,898	298,488

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock - par value $0.0001 [1,000,000,000 shares authorized, 263,405,812 issued and outstanding]	26,340	14,275
Preferred stock, 5,000,000 shares authorized, 3,000,000 issued and authorized	300	--
Additional paid in capital	24,125,219	21,450,055
Accumulated deficit	(23,701,207)	(21,416,837)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	450,652	47,492

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	729,550	345,980

F3

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BRAVO MULTINATIONAL CORPORATION
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015 & 2014
	December 31	December 31
	2015	2014
	$	$
REVENUE	--	161,500

EXPENSES

Professional fees	614,519	1,691,158
Stock compensation expense	326,739	785,082
Salary	274,007	--
Depreciation expense	67,722	33,861
Contract cancellation	726,700	--
General and administrative	202,933	234,529
	2,212,620	2,744,630

LOSS FROM OPERATIONS	(2,212,620)	(7,019,876)

Interest expense	10,549	--

NET LOSS BEFORE FOLLOWING	$ (2,223,170)	$ (7,019,876)

Write down of mining property	360,000	360,000
Prior period adjustment	61200	--

NET LOSS	$ (2,284,370)	$(7,019,876)

Net loss per common share - basic and fully diluted	$ (0.18)	$ (0.18)

Weighted average number of common shares outstanding	23,652,991	39,769,016

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BRAVO MULTINATIONAL CORPORATION

STATEMENTS OF STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2015 & 2014

	Common Shares	Preferred Shares	Common Stock @ Par	Preferred Stock @ Par	Additional Paid in Capital	Accumulated Deficit/Other	Total Shareholder's (Deficit)Equity
			$		$	$	$
Balance at 12/31/2014	142,749,669	--	14,275	--	21,450,055	(21,943,120)	(6,267,775)
Issuance of common stock for services	34,393,511	--	3,439	--	515,789		519,228
Issuance of common stock for compensation	26,543,939	--	2,654	--	686,474	--	689,128
Issuance of stock for legal award	150,000	--	15	--	1,320	--	1,335
Issuance of common stock from Treasury	170,940	--	17	--	3,983	--	4,000
Issue of Common Stock for loan conversion	11,092,928	--	1,109	--	205,836	--	206,945
Issue of common stock for corporate development	17,500,000	--	1,750	--	488,250	--	490,000
Issuance of common stock for expense reimbursement	158,119	--	16	--	3,627	--	3,643
Issuance of common stock for consulting	2,146,706	--	215	--	46,035	--	46,250
Issuance of common stock for contract cancellations	28,500,000	--	2,850	--	723,850	--	726,700
Issuance of preferred stock for services	--	3,000,000	--	300	--	--	300
Net Loss	--	--	--	--	--	(2,284,370)	(2,284.370)
Balance at 12/31/2015	263,405,812	3,000,000	26,340	300	24,125,219	(23,701,207)	403,159

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BRAVO MULTINATIONAL CORPORATION

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015 & 2014

	2015	2014
Cash flows from operating activities:	$	$
Net income (loss)	(2,223,170)	(2,943,120)
Adjustments to reconcile net earnings (loss) to net cash (used in) operating activities:
Issuance of common stock for services	519,228	8,928,984
Impairment of mining assets	--	360,000
Issuance of common stock for compensation	689,128	--
Issuance of common stock for debt conversion	206,945	--
Issuance of common stock for legal award	1,335	--
Issuance of common stock from Treasury	4,000	--
Issuance of common stock for corporate development	490,000	--
Issuance of common stock for expense reimbursement	3,643	--
Issuance of common stock for consulting	46,250	--
Issuance of common stock for contract cancellations	726,700	--
Issuance of preferred stock for services	300	--
Increase (decrease) in operating assets and liabilities:
Depreciation	67,722	--
Accounts payable and accrued expenses	(122,512)	62,424
Prepaid expenses	(439,390)	17,500
Accrued compensation	22,000	(6,045,973)
Acquisition of fixed assets	(12,944)
Net cash (used in) operating activities	(20,765)	379,815
Cash flows from financing activities:
Payments of related party payable	(6,428)	(444,711)
Proceeds(payment) from notes payable	(14,299)	68,500
Increase in directors loans payable	40,451
	19,724	(376,211)
Net cash provided by financing activities	(20,727)	(376,211)
Net increase (decrease) in cash and cash equivalents	3,604	3,604
Cash and equivalents at beginning of period	--	--
Cash and equivalents at end of period	$ 2,563	$ 3,604

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BRAVO MULTINATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 & 2014

NOTE 1: ORGANIZATION & DESCRIPTION OF BUSINESS

Bravo Multinational Corporation (the “Company,” “we” or “us”) was originally formed as Montrose Ventures, Inc. in the State of Delaware on May 25, 1989. On April 23, 1996, the Company’s name was changed to Java Group, Inc., and on September 1, 2004 the name was changed to Consolidated General Corp.  On August 7, 2007, the company’s name was changed to GoldCorp Holdings Co. On October 15, 2010, our name was changed to GoldLand Holdings Co. On April 6, 2016, we. changed our corporate name to Bravo Multinational Incorporated.  On March 22, 2016, the board of directors of the company, pursuant to Section 242 of the Delaware General Corporation Law, determined it was in the best interests of the company that the name of the company should be changed to Bravo Multinational Incorporated, with such change of name to be effective upon compliance with all regulatory requirements mandated by FINRA.  Further, as a result of the change of the company’s name and upon satisfaction of all regulatory requirements, the trading symbol for the shares of the compant’s common stock should be changed to “BRVO,” and the company’s CUSIP identifier be changed to a newly issued number.  FINRA granted its approval of the change of the company’s name on April 6, 2015.  As a result of the change of name of thecompany, the company’s trading symbol was changed to “BRVO” and the CUSIP identifier was changed to 10568F109.

The company filed a Form 8-K with the SEC on April 7, 2016, announcing the change of name, trading symbol, and CUSIP identifier.

The Company owns land and lease claims on War Eagle Mountain in the state of Idaho.  The Company has entered into a lease agreement with Silver Falcon Mining, Inc. (“Silver Falcon”) under which Silver Falcon is entitled to mine the land and the Company is entitled to a 15% net royalty on all minerals extracted by Silver Falcon from tailing piles on the premises or through shafts or adits located on the premises.

On September 19, 2013, our wholly-owned subsidiary entered into an asset purchase agreement to acquire certain gaming equipment from Universal Entertainment SAS, Ltd., a corporation formed under the laws of the Country of Colombia, for 17,450,513 shares of our common stock (post-split). Closing was conditioned on our completion of a 1 for 10 reverse stock split, among other things. The equipment includes approximately 67 video poker and slot machines; 8 blackjack and miscellaneous game tables and related furniture and equipment; roulette table and related furniture and equipment; bingo equipment and furniture; casino chips, bill acceptors, coin counter and related equipment; and miscellaneous office equipment, like chairs, tables, etc. We completed the reverse split in March 2014, and completed the purchase on March 6, 2014. Upon closing of the acquisition, we simultaneously leased the equipment to VOMBLOM & POMARE S.A., a company formed under the laws of Colombia, which provides for lease payments of $700,000 per year, payable $58,333 per month, and a term of five years with one five year renewal option. This lease was subsequently suspended.

NOTE 2:SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue is recognized when earned according to lease and royalty agreements. Lease income is recognized as earned on a monthly basis according to the terms of the lease. Royalty income is recognized as ore is extracted and refined.

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value.

Facilities and equipment

Expenditures for new facilities or equipment and expenditures that extend the useful lives of existing facilities or equipment are capitalized and recorded at cost. The facilities and equipment are depreciated using the straight-line method at rates sufficient to depreciate such costs over the estimated productive lives, which do not exceed the related estimated mine lives, of such facilities based on proven and probable reserves.

Impairment of Long-Lived Assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any.

An impairment loss is measured and recorded based on discounted estimated future cash flows. Future cash flows are estimated based on quantities of recoverable minerals, expected gold and other commodity prices (considering current and historical prices, price trends and related factors), production levels and operating costs of production and capital, all based on life-of-mine plans. Existing proven and probable reserves and value beyond proven and probable reserves, including mineralization other than proven and probable reserves and other material that is not part of the measured, indicated or inferred resource base, are included when determining the fair value of mine site reporting units at acquisition and, subsequently, in determining whether the assets are impaired. The term “recoverable minerals” refers to the estimated amount of gold or other commodities that will be obtained after taking into account losses during ore processing and treatment. Estimates of recoverable minerals from such exploration stage mineral interests are risk adjusted based on management’s relative confidence in such materials. In estimating future cash flows, assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of future cash flows from other asset groups. The Company’s estimates of future cash flows are based on numerous assumptions and it is possible that actual future cash flows will be significantly different than the estimates, as actual future quantities of recoverable minerals, gold and other commodity prices, production levels and operating costs of production and capital are each subject to significant risks and uncertainties.

Goodwill

The Company evaluates, on at least an annual basis during the fourth quarter, the carrying amount of goodwill to determine whether current events and circumstances indicate that such carrying amount may no longer be recoverable. To accomplish this, the Company compares the estimated fair value of its reporting units to their carrying amounts. If the carrying value of a reporting unit exceeds its estimated fair value, the Company compares the implied fair value of the reporting unit’s goodwill to its carrying amount, and any excess of the carrying value over the fair value is charged to earnings. The Company’s fair value estimates are based on numerous assumptions and it is possible that actual fair value will be significantly different than the estimates, as actual future quantities of recoverable minerals, gold and other commodity prices, production levels and operating costs of production and capital are each subject to significant risks and uncertainties.

Stock Based Compensation

The Company has issued and may issue stock in lieu of cash for certain transactions. The fair value of the stock, which is based on comparable cash purchases, third party quotations, or the value of services, whichever is more readily determinable, is used to value the transaction

Use of Estimates

The Company’s Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of the Company’s Financial Statements requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of the Financial Statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ significantly from these estimates under different assumptions or conditions.

Basic and Diluted Per Common Share

Basic earnings per common share is computed by dividing income available to common stockholders by the weighted average number of common shares assumed to be outstanding during the period of computation. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because we have incurred net losses, basic and diluted loss per share are the same since additional potential common shares would be anti-dilutive.

Research and Development

The Company expenses research and development costs as incurred.

Significant Recent Accounting Pronouncements

In July 2013, ASC guidance was issued related to the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss or a tax credit carryforward exists. The updated guidance requires an entity to net its unrecognized tax benefits against the deferred tax assets for all same jurisdiction net operating loss carryforward, a similar tax loss, or tax credit carryforwards. A gross presentation will be required only if such carryforwards are not available or would not be used by the entity to settle any additional income taxes resulting from disallowance of the uncertain tax position. The update is effective prospectively for the Company’s fiscal year beginning January 1, 2014. The Company is still evaluating the impact of the updated guidance on the consolidated financial position, results of operations or cash flows.

NOTE 3:NOTES PAYABLE

The notes payable are due to various entities and bear interest at rates from 0 to 14%

NOTE 4: INCOME TAXES

The effective tax rate varies from the maximum federal statutory rate as a result of the following items for the twelve months ended December 31, 2014 and 2015:

	December 31, 2014	December 31, 2015
	%	%
Tax benefit computed at the maximum federal statutory rate	(34.0)	(34.0)

State tax rate, net of federal tax benefit	(4.5)	(4.5)

Increase in valuation allowance	38.5	38.5

Effective income tax rate	0.0	0.0

Deferred income tax assets and the related valuation allowances result principally from the potential tax benefits of net operating loss carryforwards.

The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred tax assets as follows:

	December 31 2014	December 31 2015

Deferred tax assets	$8,098,830	$9,288,209

Less valuation allowance	(8,098,830)	(9,288,209)

Net deferred tax assets	$—	$—

For financial statement purposes, no tax benefit has been reported as the Company has had significant losses in recent years and realization of the tax benefits is uncertain. Accordingly, a valuation allowance has been established in the full amount of the deferred tax asset.

At December 31, 2015, the Company had net operating loss carryforwards of approximately 24,125,219 which will be available to offset future taxable income. These net operating loss carryforwards expire at various times through

2033. The utilization of the net operating loss carryforwards is dependent upon the Company’s ability to generate sufficient taxable income during the carryforward period.

NOTE 5:RELATED PARTY TRANSACTIONS

Lease Transactions with Silver Falcon

On October 11, 2007, we entered into a lease agreement with Silver Falcon, under which we leased our owned and leased acreage on War Eagle Mountain, Idaho to Silver Falcon.  Silver Falcon is responsible for all mining activities on our land, and we are entitled to annual lease payments of $1,000,000 per year payable monthly, a non accountable expense allowance of $10,000 per month for any month in which ore is mined from our property, and a net royalty of 15% from any proceeds payable to Silver Falcon by the refiner of ore produced from tailing piles on the premises or through shafts or adits located on the premises.  The lease initially provided that lease payments must commence April 1, 2008.  Because Silver Falcon has been unable to commence operations according to its original schedule, we have agreed to extend the commencement date several times, to January 1, 2012.

In the first quarter of 2011, we amended the above-described lease with Silver Falcon.  The amendment provided that the annual lease payments would be deferred for a fifteen-month period from October 2010 to December 2011, and the term of the Lease would be extended for an equal amount of time. Silver Falcon remains remain obligated to pay any royalties or the non-accountable fee that accrues during the deferral period.  Several of our officers and directors were also officers and directors of Silver Falcon. It is the intention of the company to enforce collection of all amounts owing under the lease, however, due to the uncertainty of collection, no amounts have been included in the current year’s financial statements. As at November 30, 2015 there were no common officers or directors between the two companies

Loan Transactions with Silver Falcon

From time to time, we have borrowed money from Silver Falcon, and Silver Falcon has borrowed money from us.  All amounts have been written off.

NOTE 6:COMMITMENTS & CONTINGENCIES

No Contingencies

In August 2010, Richard Corrigan, acting as a debtor in possession in his personal bankruptcy case, filed an adversary proceeding against us to recover amounts due under a consulting agreement dated July 1, 2009.

The consulting agreement provided that Mr. Corrigan would provide certain consulting, mapping and assaying services on three lode claims owned by us on War Eagle Mountain.

The consulting agreement provided that Mr. Corrigan’s compensation would be a bonus of 150,000 shares of common stock, valued by mutual agreement at approximately $150,000, and monthly consulting payments of $5,000 per month. The consulting agreement also provided that Mr. Corrigan was entitled to monthly transportation expenses of $250 per month. We terminated Mr. Corrigan on December 8, 2009 for non-performance.  In 2011, Mr. Corrigan’s filed a Chapter 7 case. In November 2011, Mr. Corrigan’s bankruptcy trustee filed an amended complaint in the adversary proceeding, in which Chapter 7 trustee seeks recovery of the alleged $150,000 bonus and the balance of the unpaid consulting fees and travel expense allowance of $60,900, for a total of $210,900, plus interest and attorney’s fees. On June 19, 2013, the Company learned that the District Court for the Third Judicial District of the State of Idaho for the County of Owyhee entered a default judgment against the Company in the case. The default judgment grants a judgment against the Company in the amount of $284,449.  The Company retained new counsel who filed a motion to vacate the default judgment.  On September 19, 2013, the court entered a memorandum opinion setting aside the default judgment.  .  On September 15, 2014, the court ordered the payment of 150,000 shares of our common shares to Mr. Corrigan to conclude the matter.  We issued the shares on January 13, 2015.

NOTE 7:CAPITAL STOCK

At December 31, 2015, the Company's authorized capital stock was 1,00000,000,000 shares of Common Stock, par value $0.0001 per share, and 5,000,000 shares of Preferred Stock, par value $0.0001 per share.  On that date, the Company had outstanding 263,405,812 shares of Common Stock, and 3,000,000 shares of Preferred Stock.

On March 6, 2014, the company amended its Certificate of Incorporation to increase its authorized capital stock to 1,000,000,000 shares of Common Stock, par value $0.0001 per share.  In addition, the company amended it Certificate of Incorporation to effect a reverse split of its common stock at a ratio of one share for each ten shares.

2014 Transactions:

During the year ended December 31, 2014, the Company issued shares of Common Stock in the following transactions:

•

50,832,782 shares of Common Stock for consulting services valued at $2,308,582

•

34,425,046 shares of Common Stock for compensation valued at $6,62,485

•

19,113 shares of common stock for conversion of notes payable valued at $3,058

•

17,450,513 shares of common stock for the purchase of gaming equipment valued at $307,063

•

193,334 shares of common stock for the payment of rent valued at $19,200

On the dates specified below, we have issued shares of our common stock and preferred stock to various parties:

•

On March 24, 2015, we issued 1,000,000 restricted shares of our Series A Preferred Stock to Paul Parliament, in exchange for his agreement to serve as our chief executive officer, president and director, until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by our bylaws, and for the further agreement to serve as president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the bylaws of Universal Entertainment SAS, Inc., which such services were valued at $100,000.

•

On March 24, 2015, we issued 1,000,000 restricted shares of our Series A Preferred Stock to Martin Wolfe, in exchange for his agreement to serve as our chief financial officer and director, until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by our bylaws, and for the further agreement to serve as a vice president and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the bylaws of Universal Entertainment SAS, Inc., which such services were valued at $100,000.

•

On March 24, 2015, we issued 500,000 restricted shares of our Series A Preferred Stock to Julios Kosta, in exchange for past services rendered to Goldland Holdings valued at $50,000.

•

On March 24, 2015, we issued 250,000 restricted shares of our Series A Preferred Stock to Jack Frydman, in exchange for past services rendered to Goldland Holdings valued at $25,000.

•

On March 24, 2015, we issued 250,000 restricted shares of our Series A Preferred Stock to Richard Kaiser, in exchange for past services rendered to Goldland Holdings valued at $25,000.

•

On October 6, 2015, we issued 2,000,000 restricted shares of our common stock to Douglas Brooks, in exchange for his agreement to serve as an officer and director of Goldland Holdings, and his further investment of $100,000, in exchange for a convertible promissory note, providing for a note conversion into common stock of the registrant based on the stock price low as of September 23, 2015.  The form of the convertible promissory note is attached to this report as an exhibit.  The 2,000,000 restricted shares issued on October 6, 2015, were valued at $51,000.

•

On October 31, 2015, we issued 355,060 restricted shares of our common stock to Douglas Brooks in payment of executive pay valued at $12,500.

•

On October 31, 2015, we issued 118,766 restricted shares of our common stock to Douglas Brooks in payment of expenses valued at $2,768.

•

On November 9, 2015, we issued 14,500,000 restricted shares of our common stock to FMW Media Group, Inc., pursuant to a Consulting Agreement dated November 9, 2015, valued at $406,000.

•

On October 1, 2015, we issued 1,500,000 restricted shares of our common stock to Vincent Caruso, pursuant to a Consulting Agreement dated October 1, 2015, valued at $84,000.  The subject 1,500,000 restricted shares will be replaced with 1,500,000 shares of our common stock, pursuant to a registration statement on Form S-8 under the Securities Act, as soon as we are current in all of our filings under the Exchange Act.

•

On October 1, 2015, we issued 1,500,000 restricted shares of our common stock to Stephen Simon, pursuant to a Consulting Agreement dated October 1, 2015, valued at $84,000.  The subject 1,500,000 restricted shares will be replaced with 1,500,000 shares of our common stock, pursuant to a registration statement on Form S-8 under the Securities Act, as soon as we are current in all of our filings under the Exchange Act.

•

On October 6, 2015, we issued 6,500,000 restricted shares of our common stock to Jack Frydman in connection with the cancellation of a Consulting Agreement dated October 1, 2013. The shares were valued at $165,750.

•

On October 6, 2015, we issued 6,000,000 restricted shares of our common stock to Jack Frydman in connection with the cancellation of a Consulting Agreement dated October 1, 2013. The shares were valued at $153,000.

•

On October 31, 2015, we issued 262,467 restricted shares of our common stock to Jack Frydman as consulting compensation.  The shares were valued at $10,000.

•

On October 31, 2015, we issued 12,094 restricted shares of our common stock to Jack Frydman as for expenses. The shares were valued at $267.28.

•

On October 6, 2015, we issued 6,000,000 restricted shares of our common stock to Julios Kosta in connection with the cancellation of a Consulting Agreement dated October 1, 2013. The shares were valued at $153,000.

•

On October 6, 2015, we issued 5,000,000 restricted shares of our common stock to Julios Kosta in connection with the cancellation of a Consulting Agreement dated October 1, 2013. The shares were valued at $127,500.

•

On October 6, 2015, we issued 5,000,000 restricted shares of our common stock to Julios Kosta in connection with the cancellation of a Consulting Agreement dated October 1, 2013. The shares were valued at $127,500.

•

On October 31, 2015, we issued 328,084 restricted shares of our common stock to Julios Kosta as consulting compensation. The shares were valued at $12,500.

•

On October 31, 2015, we issued 1,013,996 restricted shares of our common stock to Richard Kaiser as consulting compensation. The shares were valued at $27,312.52.

•

On October 31, 2015, we issued 27,529 restricted shares of our common stock to Richard Kaiser as for expenses. The shares were valued at $608.38.

•

On August 11, 2015, we issued 2,296,213 restricted shares of our common stock to Martin Wolfe in payment for director’s fees for the 2014 calendar year. The shares were valued at $22,500.

•

On October 31, 2015, we issued 1,976,186 restricted shares of our common stock to Martin Wolfe in payment of executive compensation. The shares were valued at $47,370.98.

•

On October 7, 2015, we issued 170,940 restricted shares of our common stock to Eric Pederson in connection with the conversion of a promissory note. The shares were valued at $4,000.

•

On August 1, 2015, we issued 4,084,402 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note. The shares were valued at $40,844.20.

•

On August 11, 2015, we issued 4,010,134 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note. The shares were valued at $95,040.18.

•

On August 11, 2015, we issued 969,976 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note. The shares were valued at $22,988.44.

•

On August 11, 2015, we issued 2,028,416 restricted shares of our common stock to Paul Parliament in connection with the conversion of a promissory note. The shares were valued at $48,073.45.

•

On August 11, 2015, we issued 2,354,353 restricted shares of our common stock to Paul Parliament in payment for director’s fees for the 2014 calendar year. The shares were valued at $30,000.

•

On October 31, 2015, we issued 4,002,608 restricted shares of our common stock to Paul Parliament in payment of executive compensation. The shares were valued at $107,812.50.

NOTE 8: REVERSE STOCK SPLIT

On March 6, 2014, the Company amended it Certificate of Incorporation to increase its authorized capital stock to 1,000,000,000 shares of Common Stock, par value $0.0001 per share. In addition, the Company amended it Certificate of Incorporation to effect a reverse split of its common stock at a ratio of one share for each ten shares.

NOTE 9: EQUIPMENT ACQUISITION

On September 19, 2013, the Company (through its wholly-owned subsidiary, Universal Entertainment SAS, Inc.) entered into an Asset Purchase Agreement with Universal Entertainment SAS, Ltd., a corporation formed under the laws of the Country of Colombia, to acquire certain casino equipment (the “Equipment”)(such transaction hereinafter referred to as the “Equipment Acquisition”). Closing of the Equipment Acquisition was conditioned on the Company effecting a one for ten reverse stock split, among other conditions. The Equipment had an original cost of $874,970, and includes approximately 67 video poker and slot machines; 8 blackjack and miscellaneous game tables and related furniture and equipment; roulette table and related furniture and equipment; bingo equipment and furniture; casino chips, bill acceptors, coin counter and related equipment; and miscellaneous office equipment, like chairs, tables, etc. The equipment was located at several establishments. The Asset Purchase Agreement provides that at closing of the Equipment Acquisition the Company the following transactions would take place:

•

The Company issued 17,450,535 shares of Common Stock to acquire the Equipment.

•

The Company would entered into a lease (the “Lease”) of the Equipment to VOMBLOM & POMARE S.A., a company formed under the laws of Colombia, which provides for lease payments of $700,000 per year, payable $58,333 per month, and a term of five years with one five year renewal option. The lease was subsequently suspended due to lack of specific performance by all parties.

•

The Company would enter into consulting agreements with two shareholders of the seller, which provide for aggregate annual compensation of $370,000 per year payable in restricted shares of the Company’s common stock, and have a term of five years.

•

The Company entered into certain employment or consulting agreements which will obligate the Company to make total payments of $1,235,000 per year for five years, which payments will be made in shares of the Company’s Common Stock at its market price at the time of issuance.

•

The Company would issue 19,977,980 shares of the Company’s Common Stock to certain officers, directors, and consultants, as well as the two principals of Universal Entertainment SAS, Ltd., as bonuses under consulting agreements or employment agreements with such persons.

•

The Company would issue 17,000,000 shares of the Company’s Common Stock to certain officers, directors and significant shareholders.

•

The Company would cancel 8,600,000 options held by certain officers and directors of the Company.

The Company accrued the value of the shares issuable as bonuses at closing of the Equipment Acquisition as a current liability at December 31, 2013.  The Company completed the Equipment Acquisition and related transactions in March 2014.  (See Note 12 – Subsequent Events).

NOTE 10:GOING CONCERN

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.  However, the Company has incurred net losses of ($7,019,876) and ($2,943,120) for the twelve months ended December 31, 2014 and 2015, respectively.

The Company has remained in business primarily through deferral of salaries by management, loans from the Company’s chief executive officer, and loans from a significant shareholder. The Company intends on financing its future development activities from the same sources, until such time that funds provided by operations are sufficient to fund working capital requirements.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

NOTE 11: CONSULTING AGREEMENTS

During the fiscal years ended December 31, 2014, and December 31, 2015, we executed consulting agreements with the following:

•

Consulting Agreement dated as of October 1, 2014, between Yes International and the registrant with respect to investor relations, consulting, press services and Edgar filing services.

•

Consulting Agreement dated as of October 1, 2015, between Vincent Caruso and the registrant with respect to advice on marketing and business development on a non-exclusive basis, in exchange for 1,500,000 shares of our common stock to be registered on Form S-8, pursuant to the Securities Act.  Mr. Caruso has already received 1,500,000 restricted shares of our common stock.  As soon as we can legally issue registered S-8 common stock, we will exchange the previously issued 1,500,000 restricted shares of our common stock for 1,500,000 registered shares of our common stock.

•

Consulting Agreement dated as of October 1, 2015, between Stephen Simon and the registrant with respect to advice on marketing and business development on a non-exclusive basis, in exchange for 1,500,000 shares of our common stock to be registered on Form S-8, pursuant to the Securities Act.  Mr. Simon has already received 1,500,000 restricted shares of our common stock. As soon as we can legally issue registered S-8 common stock, we will exchange the previously issued 1,500,000 restricted shares of our common stock for 1,500,000 registered shares of our common stock.

•

Consulting Agreement dated July 23, 2015, between Delaney Equity Group, LLC and the registrant with respect to efforts to advise the registrant and/or any of its projects, or otherwise arrange for the registrant to receive capital on terms and conditions acceptable to the registrant, through any legal means, whether equity, debt or any combination thereof. Delaney Equity Group, LLC shall receive a combination of cash, warrants for the purchase of shares of our common stock, and shares of our common stock as described in the agreement.

•

Consulting Agreement dated November 9, 2015, between FMW Media Works Corp. and the registrant with respect to advice as will assist in maximizing the effectiveness of the registrant’s business model both relative to its business model and to its present and contemplated capital structure, in exchange for 14,500,000 shares of our restricted common stock, pursuant to the Securities Act. The shares will be included in any registration statement filed within one year from the effective date of the agreement. The shares shall be deemed fully earned upon signing of agreement.

On October 1, 2015, we executed a Mutual Release with Jack Frydman in connection with the termination of a Consulting Agreement dated October 1, 2013.

Pursuant to the Mutual Release we acknowledged that Mr. Frydman had received 12,500,000 shares of our restricted common stock as a final payment for all services under the Consulting Agreement dated October 1, 2013.

On October 1, 2015, we executed a Mutual Release with Julios Kosta in connection with the termination of a Consulting Agreement dated October 1, 2013. Pursuant to the Mutual Release we acknowledged that Mr. Kosta had received 16,000,000 shares of our restricted common stock as a final payment for all services under the Consulting Agreement dated October 1, 2013.

NOTE 12:SUBSEQUENT EVENTS

None other than noted above.

Exhibit 31.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Parliament, certify that:

1.

I have reviewed this Form 10-K/A, of Bravo Multinational Incorporated;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods present in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and Report financial information; and

(b)

Any fraud, whether or not material, that involved management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 27, 2016.

  /s/ Paul Parliament

Paul Parliament, President and Chief Executive Officer

Exhibit 31.2

AMENDED CERTIFICATION OF CHIEF FINANCIAL OFFICER
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin Wolfe, certify that:

1.

I have reviewed this Form 10-K/A, of Bravo Multinational Incorporated;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods present in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and Report financial information; and

(b)

Any fraud, whether or not material, that involved management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 27, 2016.

  /s/ Martin Wolfe

Martin Wolfe, Chief Financial Officer and Principal Accounting Officer

Exhibit 32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended Annual Report on Form 10-K/A of  Bravo Multinational Incorporated for the fiscal year ending December 31, 2015, I, Paul Parliament, Chief Executive Officer of  Bravo Multinational Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Amended Annual Report on Form 10-K/A for the fiscal year ending December 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Amended Annual Report on Form 10-K/A for the fiscal year ending December 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of  Bravo Multinational Incorporated.

Date: April 27, 2016.

  /s/ Paul Parliament

Paul Parliament, President and Chief Executive Officer

Exhibit 32.2

AMENDED CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended Annual Report on Form 10-K/A of  Bravo Multinational Incorporated for the fiscal year ending December 31, 2015, I, Martin Wolfe, Chief Financial Officer and Principal Accounting Officer of  Bravo Multinational Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Amended Annual Report on Form 10-K/A for the fiscal year ending December 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Amended Annual Report on Form 10-K/A for the fiscal year ending December 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of  Bravo Multinational Incorporated.

Date: April 27, 2016

  /s/ Martin Wolfe

Martin Wolfe, Chief Financial Officer and Principal Accounting Officer

=================================================================================================================================================

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
BRAVO MULTINATIONAL INCORPORATED

September 29, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. and have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-579-1639 on a touch-tone telephone and follow the instructions and have your proxy card available when you call.

Vote online/phone until 11:59 p.m., Eastern Time, the day before the 2016 Annual Meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the 2016 Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.proxyvote.com

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  x

			FOR	AGAINST	ABSTAIN
1. Election of Directors. To elect the three Directors listed in the attached proxy statement (Proposal 1);		2. To ratify the amendment and restatement of our bylaws adopted by our directors and stockholders on September 25, 2015, as described in the attached Proxy Statement (Proposal 2);	[ ]	[ ]	[ ]

FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: [ ] Paul Parliament [ ] DouglasBrooks [ ] Richard Kaiser [ ] [ ] Paul Parliament [ ] Doug Brooks [ ] Richard Kaiser

3. To ratify the amendment and restatement of our certificate of incorporation adopted by our directors and stockholders on September 25, 2015, and filed with the Secretary of State of Delaware on September 25, 2015, and as submitted to our directors on July 20, 2016, for ratification by our stockholders, as described in the attached Proxy Statement (Proposal 3);

4. To ratify the Bravo Multinational Incorporated Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016, adopted by our directors on March 18, 2016, and amended on March 21, 2016 (the “2016 Plan” as described in the attached Proxy Statement (Proposal 4);

5. Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the selection of Scrudato & Co. CPA as the Company’s independent registered public accounting firm for the current fiscal year (Proposal 5); and

6. Other Business. To conduct such other business as may properly come before the 2016 Annual Meeting or any adjournments thereof, including approving any such adjournment, if necessary.

			[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: [X]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BRAVO MULTINATIONAL INCORPORATED

Proxy for Annual Meeting of Stockholders

To Be Held on September 29, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoint(s) Paul Parliament and Douglas Brooks, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Bravo Multinational Incorporated (the “Company”) which the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Stockholders of the Company to be held at 11:00 a.m., Eastern Time, on September 29, 2016, at 30 North Park Road, Thornhill, Ontario, CANADA, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.